As filed with the Securities and Exchange Commission on September 25, 2026

File No. 333-30470

ICA No. 811-09815

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 57	[X]
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 60

THE ARBITRAGE FUNDS

(Exact name of Registrant as Specified in Trust Instrument)

104 Fifth Avenue, 9th Floor

New York, New York 10011

(Address of Principal Executive Office)

(212) 584-2364

(Area Code and Telephone Number)

John S. Orrico

Water Island Capital, LLC

104 Fifth Avenue, 9th Floor

New York, NY 10011

(Name and Address of Agent for Service)

Copy to:

Fatima Sulaiman, Esq.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective:

☑ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SEPTEMBER 25, 2026 | PROSPECTUS

ARBITRAGE FUND

Class R (Nasdaq Symbol: ARBFX)

Class I (Nasdaq Symbol: ARBNX)

Class C (Nasdaq Symbol: ARBCX)

Class A (Nasdaq Symbol: ARGAX)

WATER ISLAND EVENT-DRIVEN FUND

Class R (Nasdaq Symbol: AEDFX)

Class I (Nasdaq Symbol: AEDNX)

Class A (Nasdaq Symbol: AGEAX)

WATER ISLAND CREDIT OPPORTUNITIES FUND

Class R (Nasdaq Symbol: ARCFX)

Class I (Nasdaq Symbol: ACFIX)

Class A (Nasdaq Symbol: AGCAX)

104 Fifth Avenue, 9th Floor | New York, New York 10011

This prospectus for Arbitrage Funds offers three fund series to investors — Arbitrage Fund, Water Island Event-Driven Fund and Water Island Credit Opportunities Fund (the “Funds”). Arbitrage Fund has four classes of shares (the “Classes”) and Water Island Event-Driven Fund and Water Island Credit Opportunities Fund each have three Classes. The Classes differ only in the expenses and sales charges to which they are subject and with respect to investment eligibility requirements.

Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage. Water Island Event-Driven Fund seeks to achieve capital growth. Water Island Credit Opportunities Fund seeks to provide current income and capital growth. The investment adviser to the Funds is Water Island Capital, LLC, 104 Fifth Avenue, 9th Floor, New York, New York 10011.

This prospectus contains information about the Funds that you should know before investing, including information about risks. Please read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

2	Summary Sections
2	Arbitrage Fund
8	Water Island Event-Driven Fund
16	Water Island Credit Opportunities Fund
23	Additional Important Information Regarding Fund Expenses And Dividends On Short Positions
25	Investment Objective, Policies, And Risks
33	The Adviser
35	Distribution Arrangements
35	Net Asset Value
36	How To Purchase Shares
41	Redemptions
43	Exchanging Shares
44	Conversion of Shares
44	Payments to Financial Intermediaries
45	Tax Status, Dividends And Distributions
46	Additional Information
47	Financial Highlights
58	Appendix A — Intermediary-Specific Sales Charge Reductions and Waivers

No person has been authorized to give any information or to make any representations other than those contained in this prospectus and the Funds’ Statement of Additional Information dated September 25, 2026 (which is incorporated by reference into this prospectus and is legally a part of this prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

ARBITRAGE FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to achieve capital growth by engaging in merger arbitrage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares” beginning on page 43 of the statutory prospectus and in Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.”

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%(1)	1.00%(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.12%	1.12%	1.12%	1.12%
Distribution and/or Service (12b‑1) Fees	0.25%	None	1.00%	0.25%
Other Expenses:	0.26%	0.26%	0.26%	0.26%
Dividends on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.01%	0.01%	0.01%	0.01%
All Remaining Other Expenses	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses(3)	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses(4)	1.71%	1.46%	2.46%	1.71%
(1)	This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.
(2)	A deferred sales charge of up to 1.00% may be imposed on purchases of $250,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
(3)	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.
(4)

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the financial highlights because the expense ratios in the Financial Highlights do not reflect Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares approximately eight years after purchase if the conversion is available through your financial intermediary. This Example reflects your costs as though Class C shares were held for the full 10-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R Shares	$174	$539	$928	$2,019
Class I Shares	$149	$462	$797	$1,746
Class C Shares
Assuming Complete Redemption at End of Period	$349	$767	$1,311	$2,796
Assuming No Redemption	$249	$767	$1,311	$2,796
Class A Shares	$444	$799	$1,178	$2,239

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  PROSPECTUS | SEPTEMBER 25 • 2026

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 220% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in equity securities of companies (both U.S. and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. Equity securities include common and preferred stock. The Fund may invest in equity securities of companies of any market capitalization. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The Fund’s investment adviser (the “Adviser”) uses various investment strategies, including short selling and the purchasing and selling of options, in an attempt to preserve capital during times of market stress and to minimize market exposure, correlation, and volatility. The Adviser expects the Fund’s assets to be invested across various industries; however, if for example, a large percentage (namely, at least 50%) of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time.

The most common merger arbitrage activity, and the approach the Fund primarily uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities, as per the terms of the transaction, may be sold short. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. Furthermore, the Fund may invest in other investment companies, including other funds advised by the Adviser, and in exchange traded funds (“ETFs”).

The Fund generally engages in active and frequent trading of portfolio securities to achieve its investment objective. The Fund will generally sell or close out a security when the securities of the companies involved in the transaction no longer meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation. The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after a period in which several transactions in which the Fund has invested close in a similar timeframe, yet before capital is redeployed to other opportunities.

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risk: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed corporate reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, in which case the Fund may realize losses.

Short Sale Risk: The Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument that has a similar economic effect, such as a future, forward or swap. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, in theory, securities sold short have unlimited risk. Short sales also expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund’s performance. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to the Fund than long positions (purchases). It is also possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increases, thereby increasing potential losses to the Fund.

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ARBITRAGE FUND

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Concentration Risk: If a large percentage of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expects to have a high portfolio turnover rate (over 100%). This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Transaction costs may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund or by funds in which the Fund invests (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign governments and economies often are less stable than the U.S. Government and the U.S. economy, and foreign companies may not be subject to the same regulatory requirements and accounting, auditing, and financial reporting standards of U.S. companies. As a consequence, there may be less publicly available information about such companies, which may negatively affect the value of foreign securities held by the Fund.

Market Risk: The value of the Fund’s investments, and the net asset value (“NAV”) of the Fund, will fluctuate over time, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund’s investments, and investors could lose money due to this price fluctuation. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates, changes in interest rates, or adverse investor sentiment. Geopolitical and other risks, including terrorism, war and sanctions, and environmental and public health risks (such as natural disasters, epidemics, and pandemics), may add to instability in world economies and markets generally. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking, forcing the Fund to allocate assets to other strategies. The extent and duration of such market disruptions cannot be predicted but could magnify the impact of other risks to the Fund, could have a significant adverse impact on the Fund and its investments, and could result in increased volatility of the Fund’s NAV.

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or if the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Hedging Transaction Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains. The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund’s portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund

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  PROSPECTUS | SEPTEMBER 25 • 2026

maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. If the Fund exercises its appraisal rights, it may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange through a trading day and bought and sold based on market values and not at NAV. For this reason, shares could trade either at a premium or a discount to NAV. The trading price of an ETF is expected to closely track the actual NAV of an ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Market Capitalization Risk: The securities of small-capitalization and mid-capitalization companies may be less liquid and more vulnerable to adverse business, economic, or market events than securities of relatively larger, more established companies. Larger, more established companies may be unable to attain the high growth rates of successful, smaller- and medium-sized companies during periods of economic expansion.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of currency forward and futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. Further, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to non-U.S. currencies may not be hedged.

Performance Information

The following information provides some indication of the risks and variability of investing in the Fund by showing how the Fund’s performance has varied from year to year and by showing how the Fund’s average annual returns for the past one-, five-, ten-year and since inception periods compare with those of the S&P 500® Index, Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index.

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ARBITRAGE FUND

The bar chart presents the calendar year total returns of the Fund’s Class R Shares before taxes. Returns shown in the bar chart do not reflect sales charges applicable to other share classes, which would reduce performance results. The performance table reflects the performance of the Fund’s Class R shares before and after taxes and the Fund’s Class I, Class C and Class A shares before taxes. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.arbitragefunds.com.

Performance of Class R Shares

10%
8%
6%
4%
2%
0%
-2%
3.38%
2.60%
2.12%
3.56%
5.43%
0.85%
-1.02%
5.94%
2.62%
8.01%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Year-by-Year Annual Total Returns through December 31, 2025 – Class R Shares

During the period shown in the bar chart, the highest return for a quarter was 3.66% during the quarter ended June 30, 2020 and the lowest return for a quarter was 2.90% during the quarter ended June 30, 2022.

The year-to-date return of the Fund’s Class R shares through June 30, 2026 is 1.56%.

While the Class I, Class C, and Class A shares would have substantially similar annual returns to the Class R shares because the shares are invested in the same portfolio of securities, the performance of Class I, Class C, and Class A shares will differ from that shown since the Classes do not have the same expenses or inception dates.

Average Annual Total Returns for Periods Ended December 31, 2025

The table below shows the Fund’s average annual total returns for Class R shares, Class I shares, Class C shares, and Class A shares compared with those of the S&P 500® Index, Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index. The returns in the table below reflect the maximum applicable sales charges for the relevant share class. The table also presents the impact of taxes on the returns of the Fund’s Class R shares. After-tax returns are shown for Class R shares only, and after-tax returns for Class I, Class C, and Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at NAV and that the entire account is redeemed at the end of the period, including reinvested amounts).

Class C shares automatically convert to Class A shares approximately eight years after purchase if the conversion is available through your financial intermediary. In the table below, the performance for Class C shares does not reflect the conversion of Class C shares to Class A shares after eight years.

Average Annual Total Returns

ARBITRAGE FUND	One Year	Five Years	Ten Years	Since Inception*
Class R Return Before Taxes	8.01%	3.23%	3.32%	3.87%
Class R Return After Taxes on Distributions	6.98%	2.57%	2.43%	2.94%
Class R Return After Taxes on Distributions and Sale of Fund Shares	5.24%	2.32%	2.27%	2.75%
Class I Return Before Taxes	8.29%	3.48%	3.57%	3.27%
Class C Return Before Taxes	6.25%	2.47%	2.55%	1.95%
Class A Return Before Taxes	5.05%	2.65%	3.05%	2.69%
S&P 500® Index**	17.88%	14.42%	14.82%	8.29%
Bloomberg U.S. Treasury Bill Index***	4.30%	3.19%	2.20%	1.92%
Bloomberg U.S. Aggregate Bond Index****	7.30%	‑0.36%	2.01%	3.92%
*

The inception date for Class R shares is September 18, 2000, the inception date for Class I shares is October 17, 2003, the inception date for Class C shares is June 1, 2012, and the inception date for the Class A shares is June 1, 2013. The “Since Inception” returns reflected for the S&P 500® Index, the Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index are based on the inception date for Class R shares.

**

To meet regulatory requirements, the S&P 500® Index serves as the Fund’s broad-based securities market index, providing a broad measure of market performance. The S&P 500® Index, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the U.S.

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  PROSPECTUS | SEPTEMBER 25 • 2026

***	The Bloomberg U.S. Treasury Bill Index tracks the market for treasury bills issued by the US government with at least one month and up to, but not including, twelve months remaining to maturity.
****

The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The indexes are calculated on a total-return basis, are unmanaged and are not available for direct investment. The indexes reflect no deduction for fees, expenses, or taxes. The indexes are not intended to, and do not, parallel the risk or investment style of the Fund’s investment strategy.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

Investment Adviser

Water Island Capital, LLC is the investment adviser (“Adviser”) of the Fund.

The Fund is team-managed, with multiple named portfolio managers working in cooperation with the additional members of the Adviser’s investment team to make investment decisions for the Fund. While named portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund, the Fund has also designated a lead portfolio manager who is ultimately responsible for managing the Fund in accordance with its investment objective(s) and strategies.

Portfolio Managers

Portfolio Manager Since
Roger Foltynowicz, CFA, CAIA (Lead Portfolio Manager)	January 2005
John S. Orrico, CFA	September 2000
Matthew Osowiecki	June 2016

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219842, Kansas City, Missouri 64121‑9842, or Express/Overnight Mail to The Arbitrage Funds, c/o SS&C GIDS, 801 Pennsylvania Avenue, Suite 219842, Kansas City, Missouri 64105‑1307), or by telephone at (800) 295‑4485. Transactions will only occur on days the New York Stock Exchange (“NYSE”) is open. Investors who wish to purchase, exchange, or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange, or sell shares of the Fund may be placed. The Fund’s transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange, or redemption orders.

Minimum Investment Amounts Class C and Class A Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C or Class A shares.

Purchases, exchanges, and redemptions of Class C and Class A shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services, including ticket and/or transaction fees for processing trades. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.

Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WATER ISLAND EVENT-DRIVEN FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to achieve capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares” beginning on page 43 of the statutory prospectus and in Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.”

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class A Shares
Management Fees	1.10%	1.10%	1.10%
Distribution and/or Service (12b‑1) Fees	0.25%	None	0.25%
Other Expenses:	0.63%	0.63%	0.63%
Dividends on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.02%	0.02%	0.02%
All Remaining Other Expenses	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.99%	1.74%	1.99%
Fee Waiver(3)	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses After Fee Waiver	1.72%	1.47%	1.72%
(1)	A deferred sales charge of up to 1.00% may be imposed on purchases of $250,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.
(3)

The Fund has entered into an Amended and Restated Expense Waiver and Reimbursement Agreement with the Fund’s Adviser pursuant to which the Adviser has contractually agreed to waive advisory fees and/or reimburse the Fund’s other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) so that they do not exceed 1.69% of the Fund’s average daily net assets allocable to the Class R shares, 1.44% of the Fund’s average daily net assets allocable to the Class I shares, and 1.69% of the Fund’s average daily net assets allocable to the Class A shares. The agreement remains in effect until September 30, 2027 unless terminated at an earlier time by the Fund’s Board of Trustees. The Adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed expense limitations in effect at the time the amounts were waived, the recoupment does not cause the Fund to exceed the current expense limitation and the recoupment is done within three years after the date of the expense waiver.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and equal to Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R Shares	$175	$598	$1,048	$2,295
Class I Shares	$150	$522	$919	$2,029
Class A Shares	$494	$904	$1,339	$2,545
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  PROSPECTUS | SEPTEMBER 25 • 2026

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 255% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in equity and debt and debt-like instruments (including high yield bonds commonly known as “junk bonds”) of companies whose prices the Fund’s investment adviser (the “Adviser”) believes are or will be impacted by a corporate event. Specifically, the Fund employs investment strategies designed to capture price movements generated by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations (referred to as “event-driven opportunities”). The Fund may invest in both U.S. and foreign securities and may invest in securities of companies of any market capitalization and in debt securities of any maturity. The Fund may also invest in derivatives, such as options and swaps. Furthermore, the Fund may invest in exchange traded funds (“ETFs”). The Adviser expects the Fund’s assets to be invested in various industries; however, if, for example, a large percentage (namely, at least 50%) of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time.

The Fund may utilize investment strategies such as merger arbitrage, convertible arbitrage, capital structure arbitrage, and special situations in order to profit from event-driven opportunities. These investment strategies are described more fully below.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities as per the terms of the transaction may be sold short.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund may sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments and net gains from the purchase and sale of the convertible securities’ positions and the underlying common stocks.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities may decline, at which point the position will be liquidated.

Special Situations: The special situations strategy seeks to profit by investing in securities of companies whose stock price trades significantly higher or lower from where the Adviser believes they should trade, as the result of an ongoing or anticipated corporate catalyst. Corporate catalysts may include spin-offs, split-offs, asset sales, speculative mergers and acquisitions, transformational mergers and acquisitions, Dutch tenders (whereby an offer is made to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a specific time period by specifying the lowest price within the range that they will accept), regulatory changes, recapitalizations, refinancings, corporate levering/de-levering, un-solicited hostile offers, litigation, bankruptcy processes, distressed credit, and other catalysts. The strategy invests primarily in equity securities, but may also invest in debt, warrants, debentures, convertible securities, and preferred securities. The strategy may engage in short sales and derivatives to implement trading strategies and to mitigate volatility and market risk.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. The Fund may sell or close out a security when the securities of the companies involved in the transaction no longer meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation. The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after a period in which several transactions in which the Fund has invested close in a similar timeframe, yet before capital is redeployed to other opportunities. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

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WATER ISLAND EVENT-DRIVEN FUND

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risk: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed corporate reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, in which case the Fund may realize losses.

Short Sale Risk: The Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument that has a similar economic effect, such as a future, forward or swap. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, in theory, securities sold short have unlimited risk. Short sales also expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund’s performance. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to the Fund than long positions (purchases). It is also possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increases, thereby increasing potential losses to the Fund.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated, or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

Special Situations Risk: The Fund may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Market Risk: The value of the Fund’s investments, and the net asset value (“NAV”) of the Fund, will fluctuate over time, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund’s investments, and investors could lose money due to this price fluctuation. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates, changes in interest rates, or adverse investor sentiment. Geopolitical and other risks, including terrorism, war and sanctions, and environmental and public health risks (such as natural disasters, epidemics, and pandemics), may add to instability in world economies and markets generally. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking, forcing the Fund to allocate assets to other strategies. The extent and duration of such market disruptions cannot be predicted but could magnify the impact of other risks to the Fund, could have a significant adverse impact on the Fund and its investments, and could result in increased volatility of the Fund’s NAV.

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or if the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Hedging Transaction Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains. The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund’s portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

10
  PROSPECTUS | SEPTEMBER 25 • 2026

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Convertible Security Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment, and changes in the issuer’s operating results and credit ratings.

Concentration Risk: If a large percentage of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expects to have a high portfolio turnover rate (over 100%). This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. If the Fund exercises its appraisal rights, it may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

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WATER ISLAND EVENT-DRIVEN FUND

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may also enter into credit default or credit default index swaps with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. The Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Market Capitalization Risk: The securities of small-capitalization and mid-capitalization companies may be less liquid and more vulnerable to adverse business, economic, or market events than securities of relatively larger, more established companies. Larger, more established companies may be unable to attain the high growth rates of successful, smaller- and medium-sized companies during periods of economic expansion.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange through a trading day and bought and sold based on market values and not at NAV. For this reason, shares could trade either at a premium or a discount to NAV. The trading price of an ETF is expected to closely track the actual NAV of an ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Large Shareholder Transaction Risk: A significant percentage of the Fund’s shares may be owned or controlled by certain large shareholders, including another Fund advised by the Adviser. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Transaction costs may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund or by funds in which the Fund invests (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign governments and economies often are less stable than the U.S. Government and the U.S. economy, and foreign companies may not be subject to the same regulatory requirements and accounting, auditing, and financial reporting standards of U.S. companies. As a consequence, there may be less publicly available information about such companies, which may negatively affect the value of foreign securities held by the Fund.

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of currency forward and futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. Further, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to non-U.S. currencies may not be hedged.

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  PROSPECTUS | SEPTEMBER 25 • 2026

Performance Information

The following information provides some indication of the risks and variability of investing in the Fund by showing how the Fund’s performance has varied from year to year and by showing how the Fund’s average annual returns for the past one-, five-, ten-year and since inception periods compare with those of the S&P 500® Index, Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index.

The bar chart presents the calendar year total returns of the Fund’s Class R Shares before taxes. Returns shown in the bar chart do not reflect sales charges applicable to other share classes, which would reduce performance results. The performance table reflects the performance of the Fund’s Class R shares before and after taxes and the Fund’s Class I and Class A shares before taxes. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated information on the Fund’s performance can be obtained by visiting www.arbitragefunds.com.

Performance of Class R Shares
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
5.06%
3.68%
-0.34%
4.52%
13.02%
0.91%
-0.82%
5.63%
1.91%
8.41%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Year-by-Year Annual Total Returns through December 31, 2025 – Class R Shares

During the period shown in the bar chart, the highest return for a quarter was 6.38% during the quarter ended June 30, 2020 and the lowest return for a quarter was -3.45% during the quarter ended June 30, 2022.

The year-to-date return of the Fund’s Class R shares through June 30, 2026 is 4.04%.

While the Class I shares and Class A shares would have substantially similar annual returns to the Class R shares because the shares are invested in the same portfolio of securities, the performance of Class I and Class A shares will differ from that shown since the Classes do not have the same expenses or inception dates.

Average Annual Total Returns for Periods Ended December 31, 2025

The table below shows the Fund’s average annual total returns for Class R shares, Class I shares, and Class A shares compared with those of the S&P 500® Index, Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index. The returns in the table below reflect the maximum applicable sales charges for the relevant share class. The table also presents the impact of taxes on the returns of the Fund’s Class R shares. After-tax returns are shown for Class R shares only, and after-tax returns for Class I and Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at NAV and that the entire account is redeemed at the end of the period, including reinvested amounts).

Average Annual Total Returns

WATER ISLAND EVENT-DRIVEN FUND	One Year	Five Years	Ten Years	Since Inception*
Class R Return Before Taxes	8.41%	3.16%	4.12%	2.78%
Class R Return After Taxes on Distributions	8.23%	3.08%	4.01%	2.33%
Class R Return After Taxes on Distributions and Sale of Fund Shares	5.10%	2.42%	3.23%	1.99%
Class I Return Before Taxes	8.67%	3.42%	4.39%	3.04%
Class A Return Before Taxes	4.93%	2.49%	3.80%	2.48%
S&P 500® Index**	17.88%	14.42%	14.82%	14.58%
Bloomberg U.S. Treasury Bill Index***	4.30%	3.19%	2.20%	1.48%
Bloomberg U.S. Aggregate Bond Index****	7.30%	‑0.36%	2.01%	2.29%
*

The inception date for Class R shares and Class I shares is October 1, 2010 and the inception date for the Class A shares is June 1, 2013. The “Since Inception” returns reflected for the S&P 500® Index, the Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index are based on the inception date for Class R shares.

**

To meet regulatory requirements, the S&P 500® Index serves as the Fund’s broad-based securities market index, providing a broad measure of market performance. The S&P 500® Index, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the U.S.

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WATER ISLAND EVENT-DRIVEN FUND

***	The Bloomberg U.S. Treasury Bill Index tracks the market for treasury bills issued by the US government with at least one month and up to, but not including, twelve months remaining to maturity.
****

The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The indexes are calculated on a total-return basis, are unmanaged and are not available for direct investment. The indexes reflect no deduction for fees, expenses, or taxes. The indexes are not intended to, and do not, parallel the risk or investment style of the Fund’s investment strategy.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

Investment Adviser

Water Island Capital, LLC is the investment adviser (“Adviser”) of the Fund.

The Fund is team-managed, with multiple named portfolio managers working in cooperation with the additional members of the Adviser’s investment team to make investment decisions for the Fund. While named portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund, the Fund has also designated a lead portfolio manager who is ultimately responsible for managing the Fund in accordance with its investment objective(s) and strategies.

Portfolio Managers

Portfolio Manager Since
Matthew Osowiecki (Lead Portfolio Manager)	September 2023
Roger Foltynowicz, CFA, CAIA	October 2010
Gregory Loprete	October 2010
John S. Orrico, CFA	March 2018

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o SS&C GIDS, P.O. Box 219842, Kansas City, Missouri 64121‑9842, or Express/Overnight Mail to The Arbitrage Funds, c/o SS&C GIDS, 801 Pennsylvania Avenue, Suite 219842, Kansas City, Missouri 64105), or by telephone at (800) 295‑4485. Transactions will only occur on days the New York Stock Exchange (“NYSE”) is open. Investors who wish to purchase, exchange, or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange, or sell shares of the Fund may be placed. The Fund’s transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange, or redemption orders.

Minimum Investment Amounts Class A Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments.

Purchases, exchanges, and redemptions of Class A shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services, including ticket and/or transaction fees for processing trades. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.

Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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  PROSPECTUS | SEPTEMBER 25 • 2026

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WATER ISLAND CREDIT OPPORTUNITIES FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to provide current income and capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares” beginning on page 43 of the statutory prospectus and in Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.”

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class A Shares
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b‑1) Fees	0.25%	None	0.25%
Other Expenses:	0.49%	0.49%	0.49%
Dividends on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.10%	0.10%	0.10%
All Remaining Other Expenses	0.39%	0.39%	0.39%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.70%	1.45%	1.70%
Fee Waiver(3)	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses After Fee Waiver	1.34%	1.09%	1.34%
(1)	A deferred sales charge of up to 1.00% may be imposed on purchases of $250,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.
(3)

The Fund has entered into an Amended and Restated Expense Waiver and Reimbursement Agreement with the Fund’s Adviser pursuant to which the Adviser has contractually agreed to waive advisory fees and/or reimburse the Fund’s other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) so that they do not exceed 1.23% of the Fund’s average daily net assets allocable to the Class R shares, 0.98% of the Fund’s average daily net assets allocable to the Class I shares, and 1.23% of the Fund’s average daily net assets allocable to the Class A shares. The agreement remains in effect until September 30, 2027 unless terminated at an earlier time by the Fund’s Board of Trustees. The Adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed expense limitations in effect at the time the amounts were waived, the recoupment does not cause the Fund to exceed the current expense limitation and the recoupment is done within three years after the date of the expense waiver.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and equal to the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R Shares	$136	$501	$889	$1,979
Class I Shares	$111	$423	$758	$1,704
Class A Shares	$457	$809	$1,185	$2,239
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  PROSPECTUS | SEPTEMBER 25 • 2026

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets (including the amount of any borrowings for investment purposes) in debt securities and other credit-related instruments. The Fund invests primarily in a portfolio of debt securities including corporate bonds and debentures (including high yield bonds commonly known as “junk bonds”), bank loans, convertible and preferred securities, credit default swaps and other debt instruments and derivatives that the Fund’s investment adviser (the “Adviser”) believes have debt-like characteristics. The Fund invests in both U.S. and foreign debt securities. The principal types of derivatives in which the Fund may invest are credit default swaps, interest rate swaps, equity swaps, futures, and options.

The Fund invests primarily in debt securities whose returns the Adviser believes will be more correlated with the outcome of specific catalysts or events rather than overall market direction. These catalysts and events include mergers, acquisitions, debt maturities, refinancings, regulatory changes, recapitalizations, reorganizations, restructurings, and other special situations. The Fund also uses a relative value approach and may express positive views on specific issuers by taking long positions in cash bonds and/or derivatives and negative views on specific issuers by taking short positions in cash bonds and/or derivatives. The Fund uses fundamental research to identify mispricings or inefficiencies in these situations and assesses their potential impact on security prices.

The Fund may engage in short-term trading strategies and may engage in short sales and invest in derivatives. The principal short-term trading strategies may at times include convertible arbitrage, merger arbitrage, and capital structure arbitrage, which are discussed below. The Fund may seek to mitigate the risk of volatility (the appreciation or depreciation of the value of a security over a period of time) and duration (the impact of interest rate changes on fixed-income securities) by engaging in short sales and/or investing in derivatives, including credit default swaps, interest rate swaps, futures, and options. The Fund may purchase or sell short equity securities or derivatives as part of a hedging strategy or hold equity positions or other assets that the Fund receives as part of a reorganization process. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. Furthermore, the Fund may invest in exchange traded funds (“ETFs”).

The Fund is not limited with respect to its portfolio maturity or duration. The Fund may invest in debt securities without regard to their credit ratings, including securities that are unrated, and in debt securities with a wide variety of terms that may vary from security to security, including but not limited to optional and mandatory prepayment provisions, fixed, variable, semi-variable, and resettable interest rates and conversion options, as well as various combinations of these terms. The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after a period in which several transactions in which the Fund has invested close in a similar timeframe, yet before capital is redeployed to other opportunities.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing debt securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities as per the terms of the transaction may be sold short.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund may sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments and net gains from the purchase and sale of the convertible securities’ positions and the underlying common stocks.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. It is expected that, over time, the relative mispricing of the securities may decline, at which point the position will be liquidated.

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WATER ISLAND CREDIT OPPORTUNITIES FUND

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated, or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

Merger Arbitrage Risk: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed corporate reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, in which case the Fund may realize losses.

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Convertible Security Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Market Risk: The value of the Fund’s investments, and the net asset value (“NAV”) of the Fund, will fluctuate over time, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund’s investments, and investors could lose money due to this price fluctuation. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates, changes in interest rates, or adverse investor sentiment. Geopolitical and other risks, including terrorism, war and sanctions, and environmental and public health risks (such as natural disasters, epidemics, and pandemics), may add to instability in world economies and markets generally. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking, forcing the Fund to allocate assets to other strategies. The extent and duration of such market disruptions cannot be predicted but could magnify the impact of other risks to the Fund, could have a significant adverse impact on the Fund and its investments, and could result in increased volatility of the Fund’s NAV.

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or if the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

Short Sale Risk: The Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument that has a similar economic effect, such as a future, forward or swap. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, in theory, securities sold short have unlimited risk. Short sales also expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier

18
  PROSPECTUS | SEPTEMBER 25 • 2026

than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund’s performance. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to the Fund than long positions (purchases). It is also possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increases, thereby increasing potential losses to the Fund.

Hedging Transaction Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains. The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund’s portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Large Shareholder Transaction Risk: A significant percentage of the Fund’s shares may be owned or controlled by certain large shareholders. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expects to have a high portfolio turnover rate (over 100%). This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may also enter into credit default or credit default index swaps with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. The Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary

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WATER ISLAND CREDIT OPPORTUNITIES FUND

market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Preferred Securities Risk: Investments in preferred stocks may be subject to the risks of deferred distribution payments, subordination to debt instruments, a lack of liquidity compared to equities, limited voting rights, and sensitivity to interest-rate changes.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange through a trading day and bought and sold based on market values and not at NAV. For this reason, shares could trade either at a premium or a discount to NAV. The trading price of an ETF is expected to closely track the actual NAV of an ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of currency forward and futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. Further, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to non-U.S. currencies may not be hedged.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Transaction costs may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund or by funds in which the Fund invests (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign governments and economies often are less stable than the U.S. Government and the U.S. economy, and foreign companies may not be subject to the same regulatory requirements and accounting, auditing, and financial reporting standards of U.S. companies. As a consequence, there may be less publicly available information about such companies, which may negatively affect the value of foreign securities held by the Fund.

Performance Information

The following information provides some indication of the risks and variability of investing in the Fund by showing how the Fund’s performance has varied from year to year and by showing how the Fund’s average annual returns for the past one-, five-, ten-year and since inception periods compare with those of the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Bill Index.

The bar chart presents the calendar year total returns of the Fund’s Class R Shares before taxes. Returns shown in the bar chart do not reflect sales charges applicable to other share classes, which would reduce performance results. The performance table reflects the performance of the Fund’s Class R shares before and after taxes and the Fund’s Class I and Class A shares before taxes. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated information on the Fund’s performance can be obtained by visiting www.arbitragefunds.com.
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  PROSPECTUS | SEPTEMBER 25 • 2026

Performance of Class R Shares
8%
6%
4%
2%
0%
-2%
-4%
4.72%
1.16%
1.69%
5.28%
6.41%
3.06%
-2.93%
7.01%
5.23%
4.62%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Year-by-Year Annual Total Returns through December 31, 2025 – Class R Shares

During the period shown in the bar chart, the highest return for a quarter was 7.81% during the quarter ended June 30, 2020 and the lowest return for a quarter was ‑5.56% during the quarter ended March 31, 2020.

The year-to-date return of the Fund’s Class R shares through June 30, 2026 is 2.22%.

While the Class I shares and Class A shares would have substantially similar annual returns to the Class R shares because the shares are invested in the same portfolio of securities, the performance of Class I and Class A shares will differ from that shown since the Classes do not have the same expenses or inception dates.

Average Annual Total Returns for Periods Ended December 31, 2025

The table below shows the Fund’s average annual total returns for Class R shares, Class I shares, and Class A shares compared with those of the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Bill Index. The returns in the table below reflect the maximum applicable sales charges for the relevant share class. The table also presents the impact of taxes on the returns of the Fund’s Class R shares. After-tax returns are shown for Class R shares only, and after-tax returns for Class I and Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at NAV and that the entire account is redeemed at the end of the period, including reinvested amounts).

Average Annual Total Returns

WATER ISLAND CREDIT OPPORTUNITIES FUND	One Year	Five Years	Ten Years	Since Inception*
Class R Return Before Taxes	4.62%	3.34%	3.59%	3.09%
Class R Return After Taxes on Distributions	2.97%	1.79%	2.24%	1.75%
Class R Return After Taxes on Distributions and Sale of Fund Shares	2.72%	1.88%	2.17%	1.77%
Class I Return Before Taxes	4.79%	3.58%	3.84%	3.33%
Class A Return Before Taxes	1.11%	2.64%	3.23%	2.78%
Bloomberg U.S. Aggregate Bond Index**	7.30%	‑0.36%	2.01%	1.86%
Bloomberg U.S. Treasury Bill Index***	4.30%	3.19%	2.20%	1.68%
*

The inception date for Class R shares and Class I shares is October 1, 2012. The inception date for the Class A shares is June 1, 2013. The “Since Inception” returns reflected for the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Bill Index are based on the inception date for Class R and Class I shares.

**

To meet regulatory requirements, the Bloomberg U.S. Aggregate Bond Index serves as the Fund’s broad-based securities market index, providing a broad measure of market performance. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

***	Bloomberg U.S. Treasury Bill Index tracks the market for treasury bills issued by the US government with at least one month and up to, but not including, twelve months remaining to maturity.

The indexes are calculated on a total-return basis, are unmanaged and are not available for direct investment. The indexes reflect no deduction for fees, expenses, or taxes. The indexes are not intended to, and do not, parallel the risk or investment style of the Fund’s investment strategy.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

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WATER ISLAND CREDIT OPPORTUNITIES FUND

Investment Adviser

Water Island Capital, LLC is the investment adviser (“Adviser”) of the Fund.

The Fund is team-managed, with multiple named portfolio managers working in cooperation with the additional members of the Adviser’s investment team to make investment decisions for the Fund. While named portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund, the Fund has also designated a lead portfolio manager who is ultimately responsible for managing the Fund in accordance with its investment objective(s) and strategies.

Portfolio Managers

Portfolio Manager Since
Gregory Loprete (Lead Portfolio Manager)	October 2012
John S. Orrico, CFA	January 2018
Matthew Osowiecki	September 2025

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o SS&C GIDS, P.O. Box 219842, Kansas City, Missouri 64121‑9842, or Express/Overnight Mail to The Arbitrage Funds, c/o SS&C GIDS, 801 Pennsylvania Avenue, Suite 219842, Kansas City, Missouri 64105‑1307), or by telephone at (800) 295‑4485. Transactions will only occur on days the New York Stock Exchange (“NYSE”) is open. Investors who wish to purchase, exchange, or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange, or sell shares of the Fund may be placed. The Fund’s transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange, or redemption orders.

Minimum Investment Amounts Class A Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class A shares.

Purchases, exchanges, and redemptions of Class A shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services, including ticket and/or transaction fees for processing trades. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.

Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22
  PROSPECTUS | SEPTEMBER 25 • 2026

ADDITIONAL IMPORTANT INFORMATION REGARDING FUND EXPENSES AND DIVIDENDS ON SHORT POSITIONS

When a Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. A Fund is obligated to pay any interest accrued or dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security, and the Fund is obligated to record the payment of the accrued interest or dividend as an expense. Dividend expenses are not fees directly charged to shareholders by a Fund or any Fund service provider but are similar to finance charges incurred by the Fund in borrowing transactions. Dividends, whether earned by a Fund on long positions, or paid by a Fund on short positions, are taken into account by the Adviser when calculating the return potential of its investments.

Arbitrage Fund

Excluding the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, Arbitrage Fund’s total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund’s “Fees and Expenses” discussion on page 2 for details on the Fund’s Total Annual Operating Expenses including the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings; and see the accompanying footnote for details relating to the Acquired Fund Fees and Expenses.

Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.12%	1.12%		1.12%	1.12%
Distribution and/or Service (12b‑1) Fees	0.25%	None		1.00%	0.25%
Other Expenses, Excluding Dividends on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.25%	0.25%		0.25%	0.25%
Acquired Fund Fees and Expenses	0.08%	0.08%		0.08%	0.08%
Total Annual Fund Operating Expenses, Excluding Effect of Dividends on Short Positions and Interest Expense on Short Positions and/or Borrowings	1.70%	1.45%		2.45%	1.70%

Water Island Event-Driven Fund

Excluding the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, Water Island Event-Driven Fund’s total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund’s “Fees and Expenses” discussion on page 10 for details on the Fund’s Total Annual Operating Expenses including the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, and see the accompanying footnotes for details relating to the Acquired Fund Fees and Expenses and the Amended and Restated Expense Waiver and Reimbursement Agreement.

Class R Shares	Class I Shares	Class A Shares
Management Fees	1.10%	1.10%	1.10%
Distribution and/or Service (12b‑1) Fees	0.25%	None	0.25%
Other Expenses, Excluding Dividends on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses, Excluding Effect of Dividends on Short Positions and Interest Expense on Short Positions and/or Borrowings	1.97%	1.72%	1.97%
Fee Waiver	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses After Fee Waiver	1.70%	1.45%	1.70%

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Arbitrage Fund
Water Island Event-Driven Fund
Water Island Credit Opportunities Fund

Water Island Credit Opportunities Fund

Excluding the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, Water Island Credit Opportunities Fund’s total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund’s “Fees and Expenses” discussion on page 19 for details on the Fund’s Total Annual Operating Expenses including the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, and see the accompanying footnotes for details relating to the Acquired Fund Fees and Expenses and the Amended and Restated Expense Waiver and Reimbursement Agreement.

Class R Shares	Class I Shares	Class A Shares
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b‑1) Fees	0.25%	None	0.25%
Other Expenses, Excluding Dividends on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.39%	0.39%	0.39%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses, Excluding Effect of Dividends on Short Positions and Interest Expense on Short Positions and/or Borrowings	1.60%	1.35%	1.60%
Fee Waiver	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses After Fee Waiver	1.24%	0.99%	1.24%

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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

Investment Objective

Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage.

Water Island Event-Driven Fund seeks to achieve capital growth.

Water Island Credit Opportunities Fund seeks to provide current income and capital growth.

Each of the Funds may change its investment objective without shareholder approval.

Principal Investment Strategies and Policies

Arbitrage Fund

To achieve its investment objective, Arbitrage Fund invests in equity securities of companies (both U.S. and foreign) involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other types of corporate reorganizations (all referred to as “corporate reorganizations”). Equity securities include common and preferred stock. The Fund may invest in equity securities of companies of any market capitalization.

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. It is a highly specialized investment approach designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The Fund continuously monitors not only the investment positions owned by the Fund, but also other potential mergers and corporate reorganizations. This enables the Fund to make timely and informed investment decisions if market prices of other securities adjust enough so that it becomes attractive for the Fund to make new investments for its own portfolio. The Adviser expects the Fund’s assets to be invested across various industries; however, if for example, a large percentage (namely, at least 50%) of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time.

The most common merger arbitrage activity, and the approach the Fund primarily uses, involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The Adviser will carefully evaluate all potential arbitrage investment opportunities examining each situation’s return characteristics together with its risk profile. As an important part of this investment process, the Fund systematically reduces market exposure by employing various hedging strategies, as discussed below.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. Active and frequent trading of portfolio securities could produce higher trading and transaction costs and larger taxable distributions. When determining whether to sell or close out a security, the Adviser continuously reviews and rationalizes each investment’s risk versus its reward relative to its predetermined exit strategy. The Fund will generally sell or close out a security when the securities of the companies involved in the transaction do not meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

The principal hedging strategies that the Fund employs are short selling and the use of put and call options. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. Furthermore, the Fund may invest in other investment companies, including funds advised by the Adviser, and in exchange traded funds (“ETFs”). The Fund limits its investments in other investment companies (excluding money market funds) to no more than 10% of its total assets.

Short Sales: The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities as per the terms of the transaction may be sold short. Occasionally, the common stock of the acquiring company may be purchased and the common stock of the company to be acquired may be sold short. The Fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents, and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

Put and Call Options: The Fund may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract

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entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. Currently, the Adviser does not intend to commit greater than 25% of the Fund’s net assets to option strategies.

The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political, or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Water Island Event-Driven Fund

To achieve its investment objective, Water Island Event-Driven Fund invests in equity and debt and debt-like securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations. In order to achieve its investment objective, the Fund may employ investment strategies such as merger arbitrage, convertible arbitrage, capital structure arbitrage, and special situations in order to profit from event-driven opportunities. The Fund may invest in both U.S. and foreign securities and may invest in securities of companies of any market capitalization and in debt securities of any maturity and credit quality. The Fund may also invest in derivatives, such as options and swaps. Furthermore, the Fund may invest in ETFs. The Fund limits its investments in other investment companies (excluding money market funds) to no more than 10% of its total assets.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities as per the terms of the transaction may be sold short. Occasionally, the common stock of the acquiring company may be purchased and the common stock of the company to be acquired may be sold short.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses when it believes that the common stock is overvalued in relation to the convertible securities, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities may decline, at which point the position will be liquidated.

Special Situations: The special situations strategy seeks to profit by investing in securities of companies whose stock price trades significantly higher or lower from where the Adviser believes they should trade, as the result of an ongoing or anticipated corporate catalyst. Corporate catalysts may include spin-offs, split-offs, asset sales, speculative mergers and acquisitions, transformational mergers and acquisitions, Dutch tenders (whereby an offer is made to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a specific time period by specifying the lowest price within the range that they will accept), regulatory changes, recapitalizations, refinancings, corporate levering/de-levering, un-solicited hostile offers, litigation, bankruptcy processes, distressed credit, and other catalysts. The strategy invests primarily in equity securities, but may also invest in debt, warrants, debentures, convertible securities, and preferred securities. The strategy may engage in short sales and derivatives to implement trading strategies and to mitigate volatility and market risk.

The Fund continuously monitors its investments and evaluates each investment’s risk/return profile, not only for each investment by itself, but also in the context of the Fund’s overall portfolio and the availability of other event-driven opportunities. As a result of this continuous examination of investment

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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

conditions, the Fund will not necessarily use each of its available strategies (principal and non-principal) at a particular time, but rather will allocate its investments according to what the Adviser believes are the best risk-adjusted event-driven opportunities available.

The Adviser expects the Fund’s assets to be invested in various industries; however, if, for example, a large percentage (namely, at least 50%) of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time.

The principal hedging strategies that the Fund employs are short selling and the use of put and call options.

The Fund normally expects to engage in active and frequent trading of portfolio securities to achieve its investment objective. Active and frequent trading of portfolio securities could produce higher trading and transaction costs and larger taxable distributions. When determining whether to sell or close out a security, the Adviser continuously reviews and rationalizes each investment’s risk versus its reward relative to its predetermined exit strategy. The Fund will sell or close out a security when the securities of the companies involved in the transaction do not meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political, or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Water Island Credit Opportunities Fund

To achieve its investment objective, under normal market conditions, Water Island Credit Opportunities Fund will invest at least 80% of the value of its net assets (including the amount of any borrowings for investment purposes) in debt securities and other credit-related instruments. The Fund invests primarily in a portfolio of debt and debt-like instruments including corporate bonds and debentures (including high yield bonds commonly known as “junk bonds”), bank loans, convertible and preferred securities, credit default swaps and other debt instruments and derivatives that the Adviser believes have debt-like characteristics. The Fund invests in both U.S. and foreign debt securities. The principal types of derivatives in which the Fund may invest are credit default swaps, interest rate swaps, swaps, futures, and options.

The Fund invests primarily in debt securities whose returns the Adviser believes will be more correlated with the outcome of specific catalysts or events rather than overall market direction. These catalysts and events include mergers, acquisitions, debt maturities, refinancings, regulatory changes, recapitalizations, reorganizations, restructurings, and other special situations. The Fund also uses a relative value approach and may express positive views on specific credits by taking long positions in cash bonds and/or derivatives and negative views on specific credits by taking short positions in cash bonds and/or derivatives. The Fund uses fundamental research to identify mispricings or inefficiencies in these situations and assess their potential impact on security prices.

The Fund may engage in short-term trading strategies and may engage in short sales and invest in derivatives. The principal short-term trading strategies may at times include convertible arbitrage, merger arbitrage, and capital structure arbitrage, which are discussed below. The Fund may seek to mitigate the risk of volatility (the appreciation and depreciation of the value of a security over a period of time) and duration (the impact of interest rate changes on fixed-income securities) by engaging in short sales and/or investing in derivatives, including credit default swaps, interest rate swaps, futures, and options. The Fund may purchase or sell short equity securities or derivatives as part of a hedging strategy or hold equity positions or other assets that the Fund receives as part of a reorganization process. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. Furthermore, the Fund may invest in ETFs.

The principal hedging strategies that the Fund employs are short selling and the use of put and call options.

The Fund is not limited with respect to its portfolio maturity or duration. The Fund may invest in debt securities without regard to their credit ratings, including unrated securities, securities that are non-investment grade, and in debt securities with a wide variety of terms that may vary from security to security, including but not limited to optional and mandatory prepayment provisions, fixed, variable, semi-variable, and resettable interest rates and conversion options, as well as various combinations of these terms.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses, when it believes that the common stock is overvalued in relation to the convertible securities, matches a long position in the debt securities, preferred stocks, and other securities convertible into common stock with a short position in the underlying common stock. The Fund seeks to purchase such convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund may sell short additional common shares in order to maintain the

| 27

relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities as per the terms of the transaction may be sold short.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. It is expected that, over time, the relative mispricing of the securities may decline, at which point the position will be liquidated.

The Fund may also employ a hedging program that will focus on reducing the impact of market risk, interest rate risk, credit risk, and idiosyncratic events. This hedging program is intended to reduce the portfolio’s overall volatility. This program may include the purchase and sale of instruments such as equities and derivatives, including options and swaps.

The Fund continuously monitors its investments and evaluates each investment’s risk/return profile, not only for each investment by itself, but also in the context of the Fund’s overall portfolio and the availability of other event-driven opportunities. As a result of this continuous examination of investment conditions, the Fund will not necessarily use each of its available strategies (principal and non-principal) at a particular time, but rather will allocate its investments according to what the Adviser believes are the best risk-adjusted opportunities available.

The Fund normally expects to engage in active trading of portfolio securities to achieve its principal investment objective. Active and frequent trading of portfolio securities could produce higher trading and transaction costs and larger taxable distributions. The Fund will sell or close out a security when the securities of the companies involved in the transaction do not meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation

The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political, or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Principal Investment Risks

All investments, including those in mutual funds entail risks that could cause a Fund and you to lose money. The SUMMARY SECTION for each of the Funds discusses the principal risks applicable to that Fund. The risks identified in the table below are the principal risks and certain non-principal risks of investing in each Fund. Unlike the risks in the SUMMARY SECTION, the risks below are presented in alphabetical order and not in order of importance.

Risk	Arbitrage Fund	Water Island Event-Driven Fund	Water Island Credit Opportunities Fund
Active Management Risk	X	X	X
Artificial Intelligence Risk	X	X	X
Concentration Risk	X	X
Convertible Security Risk	X	X	X
Counterparty Risk	X	X	X
Credit Risk	X	X	X
Currency Risk	X	X	X
Derivatives Risk	X	X	X
Event-Driven Risk	X	X	X
Foreign Securities Risk	X	X	X
Hedging Transaction Risk	X	X	X
High Portfolio Turnover	X	X	X
Interest Rate Risk	X	X	X
Investment Company and ETF Risk	X	X	X
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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

Risk	Arbitrage Fund	Water Island Event-Driven Fund	Water Island Credit Opportunities Fund
Large Shareholder Transaction Risk		X	X
Leverage Risk	X	X	X
Liquidity Risk	X	X	X
Market Capitalization Risk	X	X	X
Market Disruption Risks Related to Armed Conflict	X	X	X
Market Risk	X	X	X
Merger Arbitrage Risk	X	X	X
Options Risk	X	X	X
Preferred Security Risk			X
Sector Risk	X	X	X
Short Sale Risk	X	X	X
Special Situations Risk		X
Swap Risk	X	X	X
Temporary Investment/Cash Management Risk	X	X	X

Active Management Risk: Each Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Artificial Intelligence Risk: Each Fund and its service providers, including the Adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Funds may utilize AI in their business activities. While the Adviser may restrict certain uses of AI tools, the Funds and the Adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. The complexity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Funds.

Concentration Risk: Each Fund (except Water Island Credit Opportunities Fund) may, if a large percentage of mergers, corporate events or event-driven investment opportunities taking place within the U.S. are within one industry over a given period of time, invest a large portion of the Fund’s assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Convertible Security Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment, and changes in the issuer’s operating results and credit ratings.

Counterparty Risk: The Funds may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances, and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. A Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Each

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Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent a Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. A Fund’s strategies associated with currency hedging may not be successful and may not perfectly offset the Fund’s foreign currency exposures. Further, in order to minimize transaction costs, or for other reasons, a Fund’s exposure to non-U.S. currencies may not be hedged to the extent indicated by market signals.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset (or basket of assets or index), which a Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. These instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Derivatives may not behave as anticipated by a Fund, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. A Fund also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, a Fund may be delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil.

A Fund may maintain cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. If a Fund were unable to close out its position in a derivatives contract, it might continue to maintain such assets or accounts or make such payments until the position expired or matured. These actions might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or cause a Fund to sell a portfolio security at a disadvantageous time. Also, a Fund would be exposed to loss both on the derivative instruments and on the assets used to cover its obligations.

Changes to the regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a Fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A Fund would also be exposed to counterparty risk with respect to the clearinghouse. In certain cases, a Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated, or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause a Fund to experience investment losses impacting its shares negatively.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Transaction costs may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by a Fund or by funds in which a Fund invests (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect a Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

Hedging Transaction Risk: Hedging is a strategy in which a Fund seeks to offset the risks associated with other Fund holdings, typically through the use of derivatives. The success of a Fund’s hedging strategies will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund’s portfolio being hedged. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a direction different from that which his intended to be mitigated by the hedge (e.g., if the value of a short hedge on a long position increases) or if the cost of a derivative hedge outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of a derivative will not match those of the holdings being hedged as expected, in which case any losses on the holdings being hedged may not be reduced and may be increased. Imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. There can be no assurance that the Fund’s hedging strategies will reduce risk or that hedging transactions will be either available or cost effective. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase. The Funds are not required to use hedging and may choose not to do so.

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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

High Portfolio Turnover Risk: The Funds normally expect to engage in active and frequent trading and expect to have high portfolio turnover rates (over 100%). This may increase a Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of a Fund’s debt securities and preferred securities and, accordingly, the Fund’s net asset value (“NAV”) and share price.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Each Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. As a shareholder, a Fund must rely on the other investment company to achieve its investment objective. A Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange through a trading day and bought and sold based on market values and not at NAV. For this reason, shares could trade either at a premium or a discount to NAV. The trading price of an ETF is expected to closely track the actual NAV of an ETF, and a Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Large Shareholder Transaction Risk: A significant percentage of a Fund’s shares may be owned or controlled by certain large shareholders. A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk: If a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should a Fund employ leverage, the Fund’s NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by a Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, a Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. A Fund exercising appraisal rights may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Market Capitalization Risk: The securities of small-capitalization and mid-capitalization companies may be less liquid and more vulnerable to adverse business, economic, or market events than securities of relatively larger, more established companies. These companies often have limited product lines, markets, or financial resources, and may depend on a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies. Larger, more established companies may be unable to attain the high growth rates of successful, smaller- and medium-sized companies during periods of economic expansion.

Market Disruption Risks Related to Armed Conflict: As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure a Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.

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Market Risk: Market risk is the possibility that securities prices will fluctuate over time, sometimes rapidly and unpredictably. This fluctuation includes both increases and decreases in security prices. Each Fund is subject to market risk. The value of a Fund’s investments, and the NAV of the Fund, will fluctuate. Investors could lose money due to this price fluctuation. Securities markets may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in the financial condition of a single issuer can impact a market as a whole. Local, regional, or global events such as war, acts of terrorism, sanctions, the spread of infectious illness or other public health issues, natural disasters, or other developments could also have a significant adverse impact on a Fund and its investments.

Policy changes by the U.S. Government or U.S. Federal Reserve and political and other events within the U.S. could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the financial system and could impact a Fund and its investments. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. A downgrade of the ratings of, or a default on, U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

Uncertainty regarding such events and the corresponding governmental responses could lead to corporate events such as mergers, acquisitions, and restructurings breaking, forcing a Fund to allocate assets to other strategies. Such events can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, or foreign exchange rates in other countries. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value or risk profile of a Fund.

Merger Arbitrage Risk: The principal risk associated with a Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, including due to government regulation or intervention, in which case the Fund may realize losses. Such event-driven investment strategies involve the risk that the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may have been announced, its terms may be renegotiated, it may be terminated, or it may involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause a Fund to experience investment losses impacting its shares negatively. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses from failed transactions often exceeding the gains from successful transactions. During periods of market stress, the availability of investable transactions may be significantly limited.

Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when a Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund.

Preferred Securities Risk: Investments in preferred stocks may be subject to the risks of deferred distribution payments, subordination to debt instruments, a lack of liquidity compared to equities, limited voting rights and sensitivity to interest-rate changes.

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of a Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Short Sale Risk: A Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact a Fund’s performance. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short positions introduce

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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

more risk to a Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Special Situations Risk: The Water Island Event-Driven Fund may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Swap Risk: A Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Water Island Event-Driven Fund and Water Island Credit Opportunities Fund may also enter into credit default or credit default index swaps with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. A Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect a Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements. The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Temporary Investment/Cash Management Risk: A Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political, or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent a Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Portfolio Holdings and Disclosure Policy

Each Fund’s top ten portfolio holdings in order of position size are published quarterly, within the first 30 days following quarter end at https://www.arbitragefunds.com. In addition, each Fund’s top five performance contributors and detractors are disclosed on the Funds’ website within five to ten days of the end of each month. Additional information about a Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, as set forth in the Funds’ Portfolio Holdings and Disclosure Policy, is included in the Funds’ Statement of Additional Information (“SAI”).

THE ADVISER

Water Island Capital, LLC, 104 Fifth Avenue, 9th Floor, New York, New York 10011, a registered investment adviser, is the Funds’ investment adviser. The Adviser was formed in 2000 and as of August 31, 2026 had approximately $1.3 billion in assets under management. Subject to the authority of the Funds’ Board of Trustees, the Adviser is responsible for the overall management of each Fund’s business affairs.

Arbitrage Fund pays an annual fee of 1.25% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next $50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million. For the fiscal year ended May 31, 2026, the net fee paid to the Adviser as a percentage of average net assets was 1.07%.

Water Island Event-Driven Fund pays an annual fee of 1.10% on the amount of the Fund’s average net assets. For the fiscal year ended May 31, 2026, the net fee paid to the Adviser as a percentage of average net assets was 0.83%.

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Water Island Credit Opportunities Fund pays an annual fee of 0.95% on the first $250 million of its average daily net assets, 0.90% on the next $500 million of its average daily net assets and 0.85% on its average daily net assets in excess of $750 million. For the fiscal year ended May 31, 2026, the net fee paid to the Adviser as a percentage of average daily net assets was 0.59%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser for each Fund is available in the Funds’ Annual Financial Statements and Additional Information for the year ended May 31, 2026.

Arbitrage Fund and Water Island Event-Driven Fund have each entered into an Amended and Restated Expense Waiver and Reimbursement Agreement with the Adviser pursuant to which the Adviser has contractually agreed to waive advisory fees and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities), exceed 1.69% of each Fund’s average daily net assets allocable to Class R shares, 1.44% of each Fund’s average daily net assets allocable to Class I shares, 2.44% of the Arbitrage Fund’s average daily net assets allocable to Class C shares, and 1.69% of each Fund’s average daily net assets allocable to Class A shares. The Amended and Restated Expense Waiver and Reimbursement Agreements for each of Arbitrage Fund and Water Island Event-Driven Fund each remain in effect until September 30, 2027 unless terminated at an earlier time by the Board of Trustees. The Adviser may recoup any waived amount from a Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed existing expense limitations in effect at the time amounts were waived, the recoupment does not cause the Fund to exceed the current expense limitation and the recoupment is done within three years after the date on which the expense was waived.

During the year ended May 31, 2026, Arbitrage Fund invested in Water Island Event-Driven Fund. The Adviser has agreed to waive the advisory fee paid by Arbitrage Fund on Arbitrage Fund’s assets that are invested in Water Island Event-Driven Fund.

Water Island Credit Opportunities Fund has entered into an Amended and Restated Expense Waiver and Reimbursement Agreement with the Adviser pursuant to which the Adviser has contractually agreed to waive advisory fees and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities), exceed 1.23% of the Fund’s average daily net assets allocable to Class R shares, 0.98% of the Fund’s average daily net assets allocable to Class I shares, and 1.23% of the Fund’s average daily net assets allocable to Class A shares. The agreement remains in effect until September 30, 2027 unless terminated at an earlier time by the Board of Trustees. The Adviser may recoup any waived amount from a Fund pursuant to the agreement if such recoupment does not cause the Fund to exceed existing expense limitations in effect at the time amounts were waived, the recoupment does not cause the Fund to exceed the current expense limitation and the recoupment is done within three years after the date on which the expense was waived.

Portfolio Managers

Roger Foltynowicz, CFA, CAIA, John S. Orrico, CFA, and Matthew Osowiecki are portfolio managers for Arbitrage Fund. Mr. Foltynowicz is the lead portfolio manager of the Fund.

Matthew Osowiecki, Roger Foltynowicz, CFA, CAIA, Gregory Loprete, and John S. Orrico, CFA are portfolio managers for Water Island Event-Driven Fund. Mr. Osowiecki is the lead portfolio manager of the Fund.

Gregory Loprete, John S. Orrico, CFA, and Matthew Osowiecki are portfolio managers for Water Island Credit Opportunities Fund. Mr. Loprete is the lead portfolio manager of the Fund.

Roger Foltynowicz, CFA, CAIA joined the Adviser in 2003 and currently serves as a portfolio manager of Arbitrage Fund (since January 2005) and Water Island Event-Driven Fund (since October 2010). Prior to being promoted to portfolio manager, Roger Foltynowicz was a senior equity analyst for the Funds. Mr. Foltynowicz received a Master of Science degree from Pace University in 2006 with a major in Investment Management, and a bachelor’s degree from Presbyterian College in 1999 with a major in Business Administration. He received the Chartered Alternative Investment Analyst (CAIA) designation in 2011 and the Chartered Financial Analyst (CFA) designation in 2017.

Gregory Loprete joined the Adviser in 2009 and currently serves as a portfolio manager of Water Island Event-Driven Fund (since October 2010) and Water Island Credit Opportunities Fund (since October 2012). Prior to joining the Adviser, Mr. Loprete worked at Keefe, Bruyette & Woods as a Convertible and Preferred Trader where he evaluated, implemented, and managed convertible and capital structure investments. From 2007 to 2008, Mr. Loprete was a Director in the Convertible Arbitrage Group at Ramius Capital Group, LLC, where he served as co-manager and trader for the firm’s US Convertible Arbitrage Portfolio. From 2003 to 2007, Mr. Loprete was a Senior Convertible Analyst and Convertible Banking Liaison at SG Cowen & Company. Mr. Loprete received a Master of Business Administration degree in Finance from New York University in 1993, and a bachelor’s degree from the University of Delaware in 1987 with a major in English Literature and a minor in Economics.

John S. Orrico, CFA serves as Co-Chief Investment Officer of the Adviser and also serves as the President and Chairman of the Board of Trustees of The Arbitrage Funds. He currently serves as a portfolio manager of Arbitrage Fund (since September 2000), Water Island Event-Driven Fund (since March 2018), and Water Island Credit Opportunities Fund (since January 2018). Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a bachelor’s degree from Georgetown University in 1982, with a double major in Finance and International Management. He received the Chartered Financial Analyst designation in 1988.

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THE ARBITRAGE FUNDS

Matthew Osowiecki joined the Adviser in 2007 and currently serves as Co-Chief Investment Officer of the Adviser and a portfolio manager of Arbitrage Fund (since June 2016), Water Island Event-Driven Fund (since September 2023), and Water Island Credit Opportunities Fund (since September 2025). Prior to being promoted to portfolio manager of the Adviser in 2016, Mr. Osowiecki served as a senior equity analyst. Before joining the Adviser, Mr. Osowiecki worked in the Investment Product Division of The Hartford and as a project manager in commercial development. Mr. Osowiecki received a Bachelor of Science in Finance from the University of Connecticut.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Funds he manages.

DISTRIBUTION ARRANGEMENTS

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds.

Distribution Plan

Arbitrage Fund, Water Island Event-Driven Fund and Water Island Credit Opportunities Fund each has adopted a Rule 12b‑1 plan for Class R shares, which allows the Fund to pay distribution and other fees for the sale and distribution of Class R shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of a Fund’s average daily net assets allocable to Class R shares. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment in Class R shares and may cost you more than paying other types of sales charges.

Arbitrage Fund has adopted a Rule 12b‑1 plan for Class C shares (the “Plan”), which allows the Fund to pay distribution and other fees for the sale and distribution of Class C shares and for services provided to shareholders. The Plan permits the Fund to make payments at an annual rate of up to 0.75% of the Fund’s average daily net assets attributable to its Class C shares for expenses incurred in the promotion and distribution of the Fund’s shares. In addition, the Plan permits the Fund to make payments at an annual rate of up to 0.25% of the Fund’s Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services for the Fund’s Class C shares. As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment in Class C shares and may cost you more than paying other types of sales charges. Under the terms of the Plan, the Fund is authorized to make payments to the principal distributor of the Fund for remittance to broker-dealers, retirement platforms, and other financial intermediaries as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b‑1 fees. The Fund’s principal distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares. The Fund’s principal distributor is entitled to retain some or all fees payable under a Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund each has adopted a Rule 12b‑1 plan for Class A shares, which allows the Fund to pay distribution and other fees for the sale and distribution of Class A shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of a Fund’s average daily net assets allocable to Class A shares. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment in Class A shares and may cost you more than paying other types of sales charges.

NET ASSET VALUE

The net asset value (“NAV”) per share of each Class of shares of a Fund will be determined on each day the NYSE is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m. Eastern Time). The NAV of a Fund can, until the Fund engages in its scheduled distribution(s), reflect income and capital gains generated by a Fund’s holdings. In accordance with standard industry accounting practices, the income and capital gains generated by a Fund’s holdings are classified as assets, rather than liabilities, until the business day preceding the dividend record date.

Each Fund generally values portfolio securities at market value. If market quotations are not available or reliable, a Fund will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The Board of Trustees has designated the Adviser as each Fund’s “valuation designee” responsible for the performance of the Funds’ fair valuations determinations. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be

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able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security’s primary exchange and the time the Funds calculate their NAV, the Funds will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when a Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed.

HOW TO PURCHASE SHARES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) from those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

It is also the shareholder’s responsibility to ensure that their address and other pertinent contact information is current with the Fund’s transfer agent or the shareholder’s financial intermediary to avoid dormancy. If such information becomes inaccurate and contact cannot be established, there is the risk of escheatment of a shareholder’s assets. Every state has adopted an unclaimed property (or escheat) law, which generally provides that a holder of unclaimed property must escheat the property to the state after it has remained unclaimed by its owner for a certain period.

Eligible Purchases

Purchases, exchanges, and redemptions of Class C (Arbitrage Fund only) and Class A shares may generally be effected only through institutional channels, such as broker-dealers, retirement platforms, and other financial intermediaries which have established an agreement with the Funds’ distributor. Financial intermediaries may charge additional fees for their services, including ticket and/or transaction fees for processing trades. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.

Front-End Sales Charges – Class A Shares

The offering price of Class A Shares is the NAV next calculated after the applicable Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

Front-End Sales Charges – Arbitrage Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer’s Concession as a Percentage of Offering Price***
Less than $50,000	2.75%		2.83%	2.25%
$50,000 but less than $100,000	2.50%		2.56%	2.00%
$100,000 but less than $250,000	1.50%		1.52%	1.00%
$250,000 or more	0.00%		0.00%	up to 1.00%**
*

If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a deferred sales charge of up to 1.00% if you redeem your shares within 18 months of purchase.

**

The Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 1.00% on sales of $250,000 up to $2,999,999, 0.50% on sales of $3,000,000 up to $9,999,999, and 0.25% on sales of $10,000,000 or more. Payments of 12b‑1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A Shares have been held for one year.

***	Dealer’s Concession will be calculated based on the sales charge paid by shareholders, taking into account applicable rights of accumulation.
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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

Front-End Sales Charges – Water Island Event-Driven Fund and Water Island Credit Opportunities Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer’s Concession as a Percentage of Offering Price
Less than $100,000	3.25%		3.36%	2.75%
$100,000 but less than $250,000	2.75%		2.83%	2.25%
$250,000 or more	0.00%		0.00%	up to 1.00%**
*

If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a deferred sales charge of up to 1.00% if you redeem your shares within eighteen months of purchase.

**

The Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 1.00% on sales of $250,000 up to $2,999,999, 0.50% on sales of $3,000,000 up to $9,999,999, and 0.25% on sales of $10,000,000 or more. Payments of 12b‑1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year.

For more information on how to determine what share class is most appropriate for you, please see “Choosing a Share Class,” below, or consult your broker or other financial intermediary.

You may qualify for reduced sales charges or sales charge waivers. Information about certain intermediary-specific sales charges and sales charge waivers is contained in Appendix A to this prospectus and is available on the Funds’ website at https://arbitragefunds.com/resources. For other inquiries, please consult your broker or other financial intermediary to see whether you qualify for a reduction or waiver of the sales charge. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

Waiver of Front-End Sales Charge – Class A Shares

Certain investors may be eligible for a waiver of the sales charges due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge may be waived on Class A Shares purchased by:

●
Accounts advised by the Adviser;
●
Persons repurchasing shares they redeemed within the last 60 days (see “Repurchase of Class A Shares”);
●
Employees, officers, and directors, and members of their immediate family, of the Adviser;
●
Investors who acquire Class A Shares in one Fund through the exchange of Class A Shares in another Fund (See “Exchanging Shares”);
●
Institutional retirement plans whereby an arrangement is in place with the financial intermediary to offer those shares at NAV;
●
Asset allocation programs whereby an arrangement is in place with the financial intermediary to offer those shares at NAV;
●
Other specific dealers, financial institutions, or programs whereby an arrangement is in place with the financial intermediary to offer those shares at NAV;
●
Registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the Adviser or the Distributor;
●
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the Distributor;
●
Financial intermediary supermarkets and fee-based platforms. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer; and
●
Other investors as deemed appropriate by the Adviser.

Additional information on intermediary-specific sales charge waivers and variations are described in Appendix A to this prospectus, “Intermediary-Specific Sales Charge Reductions and Waivers.”

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of Arbitrage Fund, Water Island Event-Driven Fund and Water Island Credit Opportunities Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 60 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 60 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing

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shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A and Class C Shares you already own to the amount that you are currently purchasing. A Fund will combine the value of your purchases with the value of any Class A and Class C Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The value of your accumulated shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. To receive a reduction or waiver of your sales charge, you must advise your financial intermediary or the Fund at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount as the Funds, their transfer agent and financial intermediaries may not maintain this information. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent

You may combine Class A Share purchases of any Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (the “Letter”). You must inform your financial intermediary or the Fund that you have a Letter each time you make an investment. Purchases resulting from the reinvestment of dividends and distributions do not apply toward fulfillment of the Letter. The Funds will only consider the value of Class A Shares sold subject to a sales charge. Shares purchased within 90 days of the date you sign the Letter may be used as a credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. The purchase price of these prior purchases will not be adjusted. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter.

You are not legally bound by the terms of your Letter to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). Any remaining escrowed shares will be released to you.

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of Fund shares (that are subject to a sales charge) made by you, your spouse, and your minor children (under age 21). This combination also applies to Fund shares you purchase with a Letter of Intent.

General Information about Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

From time to time, one or more promotional incentive programs for dealers may be instituted. Under any such program, dealers may receive cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Funds’ sales charges may be obtained free of charge by calling, toll-free, at (800) 295‑4485.

Contingent Deferred Sales Charge

If your account value, including the amount of your current investment, totals $250,000 or more in Class A shares of Arbitrage Fund or $250,000 or more in Class A shares ($500,000 or more in Class A shares purchased prior to June 30, 2018, determined on a first-in, first-out (“FIFO”) method) of Water Island Event-Driven Fund or Water Island Credit Opportunities Fund, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within 18 months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of up to 1.00%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The CDSC primarily goes to the distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.

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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

There is a 1% CDSC on Class C shares which you sell within 12 months of purchase. The amount of the CDSC is determined as a percentage of the original purchase price of the shares being redeemed. The CDSC primarily goes to the Fund’s distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

The Fund will use the FIFO method to determine the holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than one year, using the anniversary date of a transaction to determine the “one year” mark. As an example, shares purchased on December 1, 2025 would be subject to the CDSC if they were redeemed prior to December 1, 2026. On or after December 1, 2026, they would not be subject to CDSC.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

Waiver of CDSC

A Fund may waive the imposition of a CDSC on redemption or exchange of Fund shares under certain circumstances and conditions, including without limitation, the following:

●
Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
●
Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (“IRA”) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Choosing a Share Class

Arbitrage Fund offers four Classes of shares, Class R, Class I, Class C, and Class A. Water Island Event-Driven Fund and Water Island Credit Opportunities Fund each offer three Classes of shares, Class R, Class I, and Class A. The Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums (the minimum investment amounts are subject to waiver, as discussed below).

Class A shares and Class R shares are subject to an annual 12b‑1 fee of up to 0.25% of a Fund’s average daily net assets allocable to that share class. Class C shares are subject to an annual 12b‑1 fee of up to 1.00% of a Fund’s average daily net assets allocable to Class C shares. Class I shares are not subject to any 12b‑1 fees.

Class A shares are sold subject to a front-end sales charge. Class R shares and Class I shares of a Fund are no-load. This means that shares may be purchased without the imposition of any sales charge. There is a 1% CDSC on Class C shares if you sell within 12 months of a purchase. A CDSC may be imposed on certain purchases of Class A shares, as described above in “Contingent Deferred Sales Charge.”

Purchases, exchanges and redemptions of Class A and Class C shares may generally be effected only through institutional channels, such as broker-dealers, retirement platforms, and other financial intermediaries which have established an agreement with the Funds’ Distributor. Financial intermediaries may charge additional fees for their services, including ticket and/or transaction fees for processing trades. In addition, certain financial intermediaries may have share class exchange programs whereby a shareholder of a Fund’s Class C shares may have their shares converted at NAV to Class A shares of the Fund if the shares are no longer subject to a CDSC. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.

Class I shares are available only to shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Fund or the Adviser. Class I shares may also be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for an investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of each Fund are available in other share classes that have different fees and expenses.

There is generally also a higher minimum initial investment requirement with respect to Class I shares in “Minimum Investments Amounts,” below.

Shares of a Fund are available for purchase from the Fund every day the NYSE is open for business, at the NAV (or offering price, for Class A shares) next calculated after receipt of the purchase request in good order. Each Fund mails you confirmations of all purchases or redemptions of Fund shares.

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Minimum Investment Amounts

Class R shares* – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through a Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Class I shares* – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through a Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Class C shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C shares.

Class A shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class A shares.

Each Fund has granted the authority to the Adviser, in its sole discretion, to waive the initial investment minimums for the Class I Shares. The Adviser, though granted sole discretion by each Fund, has committed to consult the Fund’s Chief Compliance Officer prior to authorizing any such waivers.

*

Additionally, there will be no investment minimums for either share class for both omnibus and non-omnibus accounts held by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) employee benefit plans, like 401(k) retirement plans; (2) fee-based advisory or “wrap” programs; (3) mutual fund supermarkets or platforms such as those maintained by Charles Schwab, Fidelity or other broker-dealers; (4) consulting firms; and (5) trust companies.

Shares of each Fund are offered on a continuous basis. Each Fund reserves the right, in its sole discretion, to reject any application to purchase shares.

When Orders Are Processed

All shares will be purchased at the NAV per share next determined after a Fund or its agent receives your purchase request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Purchase through Brokers and Other Intermediaries

You may use your broker, dealer, financial institution or other servicing agent to purchase shares of a Fund if the servicing agent has an agreement with the Fund’s distributor. Please note that such agents may charge additional fees for their services, including ticket and/or transaction fees for processing trades. See Appendix A – “Intermediary Sales Charge Reductions and Waivers” for information on whether you may qualify for certain waivers or reductions in sales charges offered by a particular intermediary. Depending on your servicing agent’s arrangements with a Fund, you may qualify to purchase Class I shares, which are subject to lower ongoing expenses. Please see “Choosing a Share Class” above for more information or contact your servicing agent. You should also note that your servicing agent may become a record shareholder of a Fund requiring all purchase and redemption requests to be sent through your servicing agent. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Certain servicing agents may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of a Fund through such companies. The Adviser or a Fund may pay fees to these servicing agents for their services. They may also compensate servicing agents in connection with the sale of Fund shares. These payments may create an incentive for the servicing agents to recommend that you purchase Fund shares.

Purchase by Wire

If you wish to wire money to invest in Class R shares or Class I shares of a Fund, please call the Funds at 1‑800‑295‑4485 to notify the Funds that a wire transfer is coming. There are no direct purchases for Class C or Class A shares of a Fund. You may use the following instructions:

The Arbitrage Funds United Missouri Bank

For further credit to: Name/Fund #/Account #

If the shareholder would like to make a fund purchase via wire transfer, he/she must contact the Fund’s transfer agent for proper wire instructions.

The Fund numbers are as follows: Arbitrage Fund Class R – 1001 Arbitrage Fund Class I – 1000 Water Island Event-Driven Fund Class R – 6001 Water Island Event-Driven Fund Class I – 6000	Water Island Credit Opportunities Fund Class R – 7000 Water Island Credit Opportunities Fund Class I – 7001
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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

Automatic Investment Plan

Class R and Class I shareholders may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1‑800‑295‑4485 for more information about the Automatic Investment Plan.

Retirement Plans

You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1‑800‑295‑4485 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

The Funds do not accept cash, credit card checks, money orders, Travelers checks, third-party checks, or bearer forms securities of any kind.

REDEMPTIONS

Redemptions for Class C and Class A shares, like purchases, may generally be effected only through retirement plans, broker-dealers and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares. The redemption price of Class C and Class A shares subject to a CDSC will be reduced by any applicable CDSC. The CDSC may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds.

Written Redemption Requests

You will be entitled to redeem all or any portion of the Class R shares or Class I shares credited to your account by submitting a written request for redemption to:

Regular Mail The Arbitrage Funds c/o SS&C GIDS P.O. Box 219842 Kansas City, MO 64121‑9842	Express/Overnight Mail The Arbitrage Funds c/o SS&C GIDS 801 Pennsylvania Avenue Suite 219842 Kansas City, MO 64105‑1307

Redeeming by Telephone

You may redeem Class R shares or Class I shares by telephone having a value of up to a maximum of $25,000 in any 30-day period. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the U.S. as designated on your application. To redeem by telephone, call 1‑800‑295‑4485. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you unless you have instructed the Funds to remove this privilege from your account.

The telephone redemption privilege will not be available with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. Each Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption proceeds to be sent by wire transfer, you will be required to pay a $15 wire transfer fee to cover costs associated with the transfer. In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan

If an account has a current value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly, or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please contact the Funds at 1‑800‑295‑4485.

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When Redemptions are Sent

Once a Fund receives your redemption request from a financial intermediary in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and then soon after request a redemption, the applicable Fund will honor the redemption request but will not mail the proceeds until your purchase check has cleared (usually within 15 days).

A Fund typically expects to pay out redemption proceeds within seven days of the redemption request in all cases. In addition, a Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Good Order

Your redemption request will be processed if it is received from a financial intermediary in “good order.” To be in good order, the following conditions must be satisfied:

●
The request should indicate the name of the applicable Fund;
●
The request should indicate the number of shares or dollar amount to be redeemed;
●
The request must identify the name(s) on your account and your account number; and
●
The request should be signed by you and any other person listed on the account, exactly as the shares are registered.

See below for a discussion on when the signature(s) on the request must be guaranteed by an eligible medallion signature guarantor.

When You Need Signature Guarantees

A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

A signature guarantee is required if:

●
you request a redemption to be made payable to a person not on record with the Funds;
●
you request that a redemption be mailed to an address other than that on record with the Funds, or a change of address request was received by the transfer agent within the last 30 days;
●
when establishing or modifying certain services on an account; or
●
the shares to be redeemed over any 30-day period have a value of greater than $25,000.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Funds to obtain this form. Further, in some cases, documentation may be required to change the designated account if shares are held by a corporation, fiduciary, or other organization. A notary public cannot guarantee signatures.

●
A Medallion signature guarantee is designed to protect you and The Arbitrage Funds from fraud by verifying your signature. You may need to have your signature guaranteed in certain situations, such as:
●
Written requests: (1) to redeem over $100,000 or (2) to wire redemption proceeds when prior bank account authorization is not on file.
●
Remitting redemption proceeds to any person, address, or bank account not on file.
●
Transferring redemption proceeds to an Arbitrage Fund account with a different registration (name or ownership) from yours.
●
Establishing certain services after the account is opened.
●
The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to The Arbitrage Funds. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Retirement Plans

If you are redeeming shares from an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Brokers

If shares of the Funds are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

Low Balances and Redemption “In Kind”

If at any time your account balance falls below $1,000 for Class R shares or $50,000 for Class I shares, the Funds may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Funds may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account. In addition, with respect to Class I shares, the Funds may convert your Class I shares into Class R shares. Any such conversion will occur at the relative NAV of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I shares.

If at any time your account balance falls below $1,000 for Class C shares, Arbitrage Fund or its agents may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Fund or its agents may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account. Any such redemption may result in a taxable event, and you may realize a gain or a loss as a result.

It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, proceeds from the sale of portfolio securities, or borrowing through The Arbitrage Funds’ credit facility, as described in the SAI. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of the Funds’ ability to redeem in kind in order to meet shareholder redemption requests. The Funds reserve the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption request in good order by the Fund. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Cost Basis Information

Since January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service (“IRS”) on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Funds’ Board of Trustees discourages frequent purchases and redemptions of Class R, Class I, and Class A shares by reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares.

The right to reject an order applies to any order, including an order placed from an omnibus account, as applicable. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

With regard to Arbitrage Fund’s Class C shares, the Fund’s Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because it believes that since the Class C shares have a CDSC it is unlikely that the Class C shares will experience frequent purchases and redemptions that are disruptive to the Fund. The Fund’s Board of Trustees may reconsider its decision not to adopt such policies and procedures if it determines there is unusual trading in Class C shares of the Fund. In addition, the Fund reserves the right to reject any Class C purchase order for any reason or no reason, including purchase requests from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed from an omnibus account.

EXCHANGING SHARES

Class R shares of any Fund may be exchanged for Class R shares of another Fund at their relative NAVs. Class I shares of any Fund may be exchanged for Class I shares of another Fund at their relative NAVs.

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Class C shares of Arbitrage Fund may be exchanged for Class R or Class I shares of the Fund, provided (1) you meet the investment eligibility requirements for purchase of shares of the class you wish to exchange into, and (2) you have held your Class C shares for longer than twelve months.

Class A shares of Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund may be exchanged for Class A shares of another Fund at their relative NAVs, provided you have held such shares for at least thirty days. For purposes of calculating the CDSC, such shares will be deemed to have been held since the date the shares being exchanged were initially purchased. Class A shares of Arbitrage Fund, Water Island Event-Driven Fund and Water Island Credit Opportunities Fund may be exchanged for Class R or Class I shares of the same Fund, provided (1) you meet the investment eligibility requirements for purchase of shares of the class you wish to exchange into, and (2) for Class A shares subject to a CDSC, you have held such shares for longer than 18 months, with respect to shares of Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund.

If you qualify as a purchaser of Class I shares, but your account is invested in Class R, C, or A shares, you may convert such shares to Class I shares based on the relative NAVs of the two Classes on the conversion date.

Certain financial intermediaries may have share class exchange programs whereby a shareholder of a Fund’s Class C shares may have their shares converted at NAV to Class A shares of the Fund if the shares are no longer subject to a CDSC.

The Fund reserves the right to reject any exchange request for any reason or no reason. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. To exchange shares:

1.
Read this prospectus carefully.
2.
Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.
3.
Contact your financial intermediary, or call SS&C GIDS at (800) 295‑4485. You may also make an exchange by writing to The Arbitrage Funds, c/o SS&C GIDS, P.O. Box 219842, Kansas City, Missouri 64121‑9842.

CONVERSION OF SHARES

Effective on or about September 30, 2021 (the “Effective Date”), approximately eight years after purchase, Class C shares of Arbitrage Fund will automatically convert to Class A shares of the Fund. The Class C share conversions will occur approximately once each month (on the “Class C Conversion Date”) on the basis of the relative NAV of the shares of the two applicable classes, without the imposition of any sales load, fee, or other charge. The Class C share conversions will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. The Class C Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding. Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. In such instances, the automatic conversion of Class C shares to Class A shares will occur approximately eight years after the Effective Date. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

PAYMENTS TO FINANCIAL INTERMEDIARIES

For certain share classes, the Funds and/or the Adviser make payments to certain financial intermediaries in connection with the promotion and sale of shares of the Funds and as compensation for shareholder-related services, including administrative, sub-transfer agency, recordkeeping, and shareholder communications services. The Funds and the Adviser also pay such compensation to make shares of the Funds available to investors through certain fund platforms, supermarkets or similar programs or for services provided in connection with such platforms, supermarkets. and programs. These payments generally benefit the Funds and may provide applicable financial intermediaries with an incentive to recommend sales of shares of the Funds over other potential investments.

The Funds and the Adviser compensate financial intermediaries differently depending upon the level and type of services provided by such financial intermediaries. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. Compensation paid by a Fund for distribution-related expenses are made from the Fund’s Rule 12b‑1 fees. Compensation paid by the Adviser or its affiliates includes amounts from the Adviser’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from a Fund or the Adviser may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund,

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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds or the Adviser, and the prospect of receiving such compensation provide the financial intermediary with an incentive to recommend shares of the Funds over other potential investments. You should ask your financial intermediary for details about any such payments it receives from the Funds or the Adviser, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

A Fund’s shares may be available for purchase and sale on brokerage and other financial intermediary platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the investor. Investors that purchase and/or sell shares of a Fund through brokers or other financial intermediaries may be required to pay commissions and/or other types of compensation to such brokers or other financial intermediaries in connection with such purchases or sales in an amount determined and separately disclosed to you by the broker or other financial intermediary. Please contact your broker or other financial intermediary for further detail. Because the Funds are not parties to any such commission arrangement between you and your broker or financial intermediary, any purchases and redemptions of a Fund’ shares will be made at the applicable NAV (before imposition of the commission). Any such commissions charged by a broker or financial intermediary are not reflected in the fees and expenses listed in the “Fund Fees and Expenses” section of the Summary Section for each Fund nor are they reflected in the performance information shown in the prospectus for the Funds because they are not charged by the Funds.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Funds intend to qualify as regulated investment companies for federal income tax purposes and, as such, they will not be subject to federal income tax on their taxable income and gains that they distribute to their shareholders. Under ordinary circumstances, the Funds intend to distribute their income and gains in such a way that they will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that the Funds will not be subject to the excise tax.

Arbitrage Fund and Water Island Event-Driven Fund intend to distribute substantially all of their net investment income and net realized capital gains after May 31, the end of each fiscal year, and no later than December 31 of each year. Water Island Credit Opportunities Fund intends to declare dividends based on its investment income daily (and distribute such dividends monthly) and distribute substantially all of its net realized capital gains in December. Distributions will be reinvested in shares of the applicable Fund unless you elect to receive cash. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. Arbitrage Fund and Water Island-Event Driven Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation unless they incur debt to finance the acquisition of Fund shares.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

U.S. individuals, trusts, and estates with income above certain thresholds are subject to the Medicare contribution tax at a rate of 3.8% on their net investment income, which includes interest, dividends, and capital gains.

Federal law requires the Funds (or their administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012 and redeemed on or after that date. The Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use average cost as the default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Funds require you to certify that your Social Security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 24% of any distribution and redemption proceeds. The Funds reserve the right to reject your purchase order if you have not provided a certified Social Security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

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Foreign Taxes

The Funds may be subject to foreign withholding taxes with respect to income from foreign securities. The Funds do not expect to be able to “pass through” those taxes to the shareholders but will deduct such amounts in determining how much the Funds are required to distribute to their shareholders.

U.S. Taxation of Foreign Shareholders

Nonresident aliens, foreign corporations and other non-U.S. investors in the Funds will be subject to a 30% withholding tax on dividend distributions (other than capital gain dividends, unless the shareholder is entitled to a lower rate pursuant to an applicable tax treaty). A foreign shareholder must provide an applicable Form W‑8 certifying its foreign status and the applicability of any treaty. Foreign investors are generally not subject to U.S. income tax or distributions of capital gains and capital gains recognized on the sale, exchange, or redemption of shares unless they are present in the U.S. for 183 days or more in a taxable year, or such gains are effectively connected with a U.S. trade or business. Certain interest-related dividends and short-term capital gain dividends are also exempt from withholding if they are separately reported by a Fund. Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds are required to withhold tax at the rate of 30% on payments to certain foreign entities that do not comply with information reporting or certification requirements under FATCA.

All foreign investors should consult their tax advisors about the tax consequences of investing in a Fund.

ADDITIONAL INFORMATION

The Funds enter into contractual arrangements with various parties, which may include, among others, the Funds’ investment adviser, custodian, distributor, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Funds.

This prospectus provides information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between The Arbitrage Funds or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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  PROSPECTUS | SEPTEMBER 25 • 2026

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown for Class R shares, Class I shares, Class C shares, and Class A shares, as applicable.

Please note that the financial highlights information represents financial highlights of each Fund through May 31 of each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information presented for fiscal year May 31, 2026 in the table has been derived from, and should be read in conjunction with, the financial statements audited by Cohen & Company, Ltd., the Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Funds’ Form N-CSR, which includes the Annual Financial Statements and Additional Information for the fiscal year ended May 31, 2026, which is available upon request. The information presented for fiscal years May 31, 2022, 2023 and 2024 in the table has been audited by the Funds’ previous independent registered public accounting firm.

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Arbitrage Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025			2024	2023	2022
Net asset value, beginning of period	$13.24		$12.63		$11.97	$12.54	$13.11
Income (loss) from investment operations
Net investment income (loss)(a)	0.05		0.03		0.05	0.02	(0.08)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.78	(b)	0.70	(c)	0.85	(0.15)	(0.42)
Total from investment operations	0.83		0.73		0.90	(0.13)	(0.50)
Less distributions
From net investment income	(0.03)		(0.06)		—	(0.09)	—
From net realized gains	(0.46)		(0.06)		(0.24)	(0.35)	(0.07)
Total Distributions	(0.49)		(0.12)		(0.24)	(0.44)	(0.07)
Net asset value, end of period	$13.58		$13.24		$12.63	$11.97	$12.54
Total Return(d)	6.25	%(b)	5.82	%(c)	7.55%	(1.03)%	(3.83)%
Net assets, end of period (in 000s)	$23,003		$27,038		$33,860	$44,250	$77,866
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.63%		1.61%		1.65%	1.51%	1.55%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	1.58%		1.55%		1.56%	1.45%	1.49%
Net investment income (loss)	0.36%		0.23%		0.43%	0.13%	(0.61)%
Portfolio turnover rate	220%		162%		230%	197%	206%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
The Adviser has reimbursed the Fund $2,804 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(c)
The Adviser has reimbursed the Fund $357 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(d)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)
Dividend expense totaled 0.01%, 0.02%, 0.08%, 0.01% and 0.01% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.01%, 0.00%, 0.00% and 0.05% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(f)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 1.57%, 1.52%, 1.48%, 1.44% and 1.43% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
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  PROSPECTUS | SEPTEMBER 25 • 2026

FINANCIAL HIGHLIGHTS

Arbitrage Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025			2024	2023	2022
Net asset value, beginning of period	$13.80		$13.16		$12.47	$13.05	$13.60
Income (loss) from investment operations
Net investment income (loss)(a)	0.09		0.07		0.09	0.05	(0.05)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.82	(b)	0.73	(c)	0.87	(0.15)	(0.43)
Total from investment operations	0.91		0.80		0.96	(0.10)	(0.48)
Less distributions
From net investment income	(0.07)		(0.10)		(0.03)	(0.13)	—
From net realized gains	(0.46)		(0.06)		(0.24)	(0.35)	(0.07)
Total Distributions	(0.53)		(0.16)		(0.27)	(0.48)	(0.07)
Net asset value, end of period	$14.18		$13.80		$13.16	$12.47	$13.05
Total Return(d)	6.59	%(b)	6.11	%(c)	7.76%	(0.75)%	(3.55)%
Net assets, end of period (in 000s)	$797,302		$665,862		$874,556	$1,062,907	$1,459,176
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.38%		1.36%		1.40%	1.26%	1.30%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	1.33%		1.30%		1.31%	1.20%	1.24%
Net investment income (loss)	0.61%		0.49%		0.68%	0.40%	(0.41)%
Portfolio turnover rate	220%		162%		230%	197%	206%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
The Adviser has reimbursed the Fund $2,804 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(c)
The Adviser has reimbursed the Fund $357 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(d)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)
Dividend expense totaled 0.01%, 0.02%, 0.08%, 0.01% and 0.01% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.01%, 0.00%, 0.00% and 0.05% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(f)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 1.32%, 1.27%, 1.23%, 1.19% and 1.18% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.

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Arbitrage Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025			2024		2023		2022
Net asset value, beginning of period	$12.11		$11.59		$11.09		$11.64		$12.26
Income (loss) from investment operations
Net investment loss(a)	(0.05	)(b)	(0.06	)(b)	(0.04	)(b)	(0.07	)(b)	(0.16)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.71	(c)	0.64	(d)	0.78		(0.13)		(0.39)
Total from investment operations	0.66		0.58		0.74		(0.20)		(0.55)
Less distributions
From net realized gains	(0.46)		(0.06)		(0.24)		(0.35)		(0.07)
Total Distributions	(0.46)		(0.06)		(0.24)		(0.35)		(0.07)
Net asset value, end of period	$12.31		$12.11		$11.59		$11.09		$11.64
Total Return(e)(f)	5.45	%(c)	5.05	%(d)	6.70%		(1.73)%		(4.51)%
Net assets, end of period (in 000s)	$3,018		$4,708		$6,434		$8,398		$13,467
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	2.38%		2.36%		2.40%		2.26%		2.30%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.33%		2.30%		2.31%		2.20%		2.24%
Net investment loss	(0.38)%		(0.53)%		(0.32)%		(0.61)%		(1.35)%
Portfolio turnover rate	220%		162%		230%		197%		206%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned, allocation of class specific expenses and/or fluctuating market value of the investments of the Fund.
(c)
The Adviser has reimbursed the Fund $2,804 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(d)
The Adviser has reimbursed the Fund $357 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(e)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)
Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
(g)
Dividend expense totaled 0.01%, 0.02%, 0.08%, 0.01% and 0.01% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.01%, 0.00%, 0.00% and 0.05% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(h)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 2.32%, 2.27%, 2.23%, 2.19% and 2.18% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
50
  PROSPECTUS | SEPTEMBER 25 • 2026

FINANCIAL HIGHLIGHTS

Arbitrage Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025			2024	2023	2022
Net asset value, beginning of period	$13.20		$12.59		$11.94	$12.52	$13.08
Income (loss) from investment operations
Net investment income (loss)(a)	0.05		0.03		0.05	0.02	(0.09)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.78	(b)	0.70	(c)	0.84	(0.15)	(0.40)
Total from investment operations	0.83		0.73		0.89	(0.13)	(0.49)
Less distributions
From net investment income	(0.03)		(0.06)		—	(0.10)	—
From net realized gains	(0.46)		(0.06)		(0.24)	(0.35)	(0.07)
Total Distributions	(0.49)		(0.12)		(0.24)	(0.45)	(0.07)
Net asset value, end of period	$13.54		$13.20		$12.59	$11.94	$12.52
Total Return(d)(e)	6.31	%(b)	5.87	%(c)	7.49%	(1.06)%	(3.77)%
Net assets, end of period (in 000s)	$22,184		$21,192		$24,149	$27,637	$42,040
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.63%		1.61%		1.65%	1.51%	1.55%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.58%		1.55%		1.56%	1.45%	1.49%
Net investment income (loss)	0.36%		0.24%		0.43%	0.16%	(0.74)%
Portfolio turnover rate	220%		162%		230%	197%	206%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
The Adviser has reimbursed the Fund $2,804 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(c)
The Adviser has reimbursed the Fund $357 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(d)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)
Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
(f)
Dividend expense totaled 0.01%, 0.02%, 0.08%, 0.01% and 0.01% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.01%, 0.00%, 0.00% and 0.05% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(g)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 1.57%, 1.52%, 1.48%, 1.44%, and 1.43% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.

| 51

Water Island Event-Driven Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025		2024	2023		2022
Net asset value, beginning of period	$12.05	$11.39		$10.72	$10.84		$11.38
Income (loss) from investment operations
Net investment income (loss)(a)	0.09	0.04		0.03	(0.00	)(b)(c)	(0.12)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.82	0.62	(d)	0.70	(0.12)		(0.42)
Total from investment operations	0.91	0.66		0.73	(0.12)		(0.54)
Less distributions
From net investment income	(0.09)	—		(0.06)	—		—
Total Distributions	(0.09)	—		(0.06)	—		—
Net asset value, end of period	$12.87	$12.05		$11.39	$10.72		$10.84
Total Return(e)	7.53%	5.79	%(d)	6.77%	(1.11)%		(4.75)%
Net assets, end of period (in 000s)	$1,059	$1,303		$4,506	$3,990		$4,502
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	1.98%	1.87%		1.74%	1.67%		1.78%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.71%	1.70%		1.72%	1.70%		1.80%
Net investment income (loss)	0.74%	0.36%		0.29%	(0.00	)%(h)	(1.08)%
Portfolio turnover rate	255%	195%		305%	216%		217%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
Amount rounds to less than $0.01 per share.
(c)
The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned, allocation of class specific expenses and/or fluctuating market value of the investments of the Fund.
(d)
The Adviser has reimbursed the Fund $138 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(e)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)
Dividend expense totaled 0.01%, 0.01%, 0.03%, 0.01% and 0.01% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.00%, 0.00%, 0.00% and 0.10% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(g)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(h)
Amount rounds to less than 0.01% per share.
52
  PROSPECTUS | SEPTEMBER 25 • 2026

FINANCIAL HIGHLIGHTS

Water Island Event-Driven Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025		2024	2023	2022
Net asset value, beginning of period	$12.23	$11.54		$10.86	$10.95	$11.47
Income (loss) from investment operations
Net investment income (loss)(a)	0.13	0.07		0.06	0.03	(0.10)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.82	0.64	(b)	0.70	(0.12)	(0.42)
Total from investment operations	0.95	0.71		0.76	(0.09)	(0.52)
Less distributions
From net investment income	(0.12)	(0.02)		(0.08)	—	—
Total Distributions	(0.12)	(0.02)		(0.08)	—	—
Net asset value, end of period	$13.06	$12.23		$11.54	$10.86	$10.95
Total Return(c)	7.80%	6.19	%(b)	7.03%	(0.82)%	(4.53)%
Net assets, end of period (in 000s)	$48,469	$55,789		$74,217	$108,674	$107,038
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)	1.73%	1.61%		1.49%	1.42%	1.53%
Net expenses after advisory fees waived and expenses reimbursed(d)(e)	1.46%	1.45%		1.47%	1.45%	1.55%
Net investment income (loss)	0.99%	0.59%		0.55%	0.25%	(0.86)%
Portfolio turnover rate	255%	195%		305%	216%	217%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
The Adviser has reimbursed the Fund $138 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(c)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)
Dividend expense totaled 0.01%, 0.01%, 0.03%, 0.01% and 0.01% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.00%, 0.00%, 0.00% and 0.10% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(e)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.

| 53

Water Island Event-Driven Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025		2024	2023		2022
Net asset value, beginning of period	$12.05	$11.37		$10.70	$10.82		$11.36
Income (loss) from investment operations
Net investment income (loss)(a)	0.09	0.04		0.03	0.00	(b)(c)	(0.15)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.81	0.64	(d)	0.69	(0.12)		(0.39)
Total from investment operations	0.90	0.68		0.72	(0.12)		(0.54)
Less distributions
From net investment income	(0.06)	—		(0.05)	—		—
Total Distributions	(0.06)	—		(0.05)	—		—
Net asset value, end of period	$12.89	$12.05		$11.37	$10.70		$10.82
Total Return(e)(f)	7.45%	5.98	%(d)	6.75%	(1.11)%		(4.75)%
Net assets, end of period (in 000s)	$546	$1,230		$1,601	$1,876		$2,301
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	1.98%	1.87%		1.74%	1.67%		1.77%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.71%	1.70%		1.72%	1.70%		1.79%
Net investment income (loss)	0.74%	0.34%		0.29%	(0.01)%		(1.35)%
Portfolio turnover rate	255%	195%		305%	216%		217%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
Amount rounds to less than $0.01 per share.
(c)
The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned, allocation of class specific expenses and/or fluctuating market value of the investments of the Fund.
(d)
The Adviser has reimbursed the Fund $138 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(e)
Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
(f)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares or the imposition of any sales load.
(g)
Dividend expense totaled 0.01%, 0.01%, 0.03%, 0.01% and 0.00% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.01%, 0.00%, 0.00%, 0.00% and 0.10% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(h)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 1.69%, 1.69%, 1.69%, 1.69%, and 1.69% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
54
  PROSPECTUS | SEPTEMBER 25 • 2026

FINANCIAL HIGHLIGHTS

Water Island Credit Opportunities Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025	2024	2023	2022
Net asset value, beginning of period	$9.87	$9.72	$9.61	$9.73	$10.16
Income (loss) from investment operations
Net investment income(a)	0.32	0.38	0.43	0.36	0.16
Net realized and unrealized gains (losses) on investments and foreign currencies	0.10	0.17	0.13	(0.09)	(0.33)
Total from investment operations	0.42	0.55	0.56	0.27	(0.17)
Less distributions
From net investment income	(0.36)	(0.40)	(0.45)	(0.39)	(0.26)
Total Distributions	(0.36)	(0.40)	(0.45)	(0.39)	(0.26)
Net asset value, end of period	$9.93	$9.87	$9.72	$9.61	$9.73
Total Return(b)	4.32%	5.78%	5.96%	2.88%	(1.74)%
Net assets, end of period (in 000s)	$3,958	$5,268	$6,857	$6,742	$9,072
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)	1.69%	1.63%	1.65%	1.62%	1.62%
Net expenses after advisory fees waived and expenses reimbursed(c)(d)	1.33%	1.26%	1.29%	1.30%	1.32%
Net investment income	3.25%	3.84%	4.39%	3.70%	1.58%
Portfolio turnover rate	141%	132%	117%	127%	148%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)
Dividend expense totaled 0.10%, 0.02%, 0.06%, 0.05% and 0.01% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.01%, 0.00%, 0.02% and 0.08% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(d)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 1.23%, 1.23%, 1.23%, 1.23% and 1.23% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.

| 55

Water Island Credit Opportunities Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025	2024	2023	2022
Net asset value, beginning of period	$9.82	$9.67	$9.56	$9.69	$10.12
Income (loss) from investment operations
Net investment income(a)	0.34	0.40	0.45	0.38	0.18
Net realized and unrealized gains (losses) on investments and foreign currencies	0.11	0.17	0.13	(0.10)	(0.33)
Total from investment operations	0.45	0.57	0.58	0.28	(0.15)
Less distributions
From net investment income	(0.38)	(0.42)	(0.47)	(0.41)	(0.28)
Total Distributions	(0.38)	(0.42)	(0.47)	(0.41)	(0.28)
Net asset value, end of period	$9.89	$9.82	$9.67	$9.56	$9.69
Total Return(b)	4.70%	6.06%	6.23%	3.03%	(1.51)%
Net assets, end of period (in 000s)	$165,381	$160,961	$136,310	$109,488	$125,705
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)	1.44%	1.37%	1.40%	1.37%	1.37%
Net expenses after advisory fees waived and expenses reimbursed(c)(d)	1.08%	1.00%	1.04%	1.05%	1.07%
Net investment income	3.50%	4.10%	4.65%	3.94%	1.84%
Portfolio turnover rate	141%	132%	117%	127%	148%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)
Dividend expense totaled 0.10%, 0.01%, 0.06%, 0.05% and 0.01% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.01%, 0.00%, 0.02% and 0.08% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(d)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 0.98%, 0.98%, 0.98%, 0.98% and 0.98% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
56
  PROSPECTUS | SEPTEMBER 25 • 2026

FINANCIAL HIGHLIGHTS

Water Island Credit Opportunities Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.83	$9.68	$9.57	$9.69	$10.12
Income (loss) from investment operations
Net investment income(a)	0.32	0.38	0.42	0.35	0.16
Net realized and unrealized gains (losses) on investments and foreign currencies	0.10	0.17	0.14	(0.08)	(0.33)
Total from investment operations	0.42	0.55	0.56	0.27	(0.17)
Less distributions
From net investment income	(0.36)	(0.40)	(0.45)	(0.39)	(0.26)
Total Distributions	(0.36)	(0.40)	(0.45)	(0.39)	(0.26)
Net asset value, end of period	$9.89	$9.83	$9.68	$9.57	$9.69
Total Return(b)(c)	4.33%	5.79%	5.96%	2.88%	(1.76)%
Net assets, end of period (in 000s)	$53	$70	$71	$67	$105
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)	1.69%	1.63%	1.65%	1.61%	1.62%
Net expenses after advisory fees waived and expenses reimbursed(d)(e)	1.33%	1.26%	1.30%	1.30%	1.32%
Net investment income	3.26%	3.86%	4.40%	3.64%	1.59%
Portfolio turnover rate	141%	132%	117%	127%	148%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
(c)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares or the imposition of any sales load.
(d)
Dividend expense totaled 0.10%, 0.02%, 0.06%, 0.05% and 0.01% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.01%, 0.00%, 0.02% and 0.08% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(e)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 1.23%, 1.23%, 1.23%, 1.23%, and 1.23% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.

| 57

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

The availability of certain initial or deferred sales charge reductions and waivers may depend on whether you purchase your shares directly from a Fund or through a particular financial intermediary. This Appendix A is incorporated by reference into (legally considered part of) the prospectus.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

J.P. MORGAN SECURITIES LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-End Sales Charge Waivers on Class A Shares Available at J.P. Morgan Securities LLC

●
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
●
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
●
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
●
Shares purchased through rights of reinstatement.
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
●
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A Share Conversion

●
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC Waivers on Class A and C Shares Available at J.P. Morgan Securities LLC

●
Shares sold upon the death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●
Shares purchased in connection with a return of excess contributions from an IRA account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
●
Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent

●
Breakpoints as described in the prospectus.
●
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
●
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
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  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MERRILL LYNCH”)

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Funds’ prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-End Load Waivers Available at Merrill

●
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
●
Shares purchased through a Merrill investment advisory program
●
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
●
Shares purchased through the Merrill Edge Self-Directed platform
●
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
●
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
●
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
●
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund’s officers or trustees)
●
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

●
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
●
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
●
Shares sold due to return of excess contributions from an IRA account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
●
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

●
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
●
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

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●
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

MORGAN STANLEY WEALTH MANAGEMENT

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
●
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
●
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
●
Shares purchased through a Morgan Stanley self-directed brokerage account
●
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Funds’ prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

●
Shares purchased in an investment advisory program.
●
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
●
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
●
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares Available at Raymond James

●
Death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
●
Return of excess contributions from an IRA account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ prospectus.
●
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
●
Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

●
Breakpoints as described in this prospectus.
60
  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

●
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

RBC WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at RBC Wealth Management

●
For employer-sponsored retirement plans held through a commissionable brokerage account, Class A shares are available at NAV (i.e., without a sales charge). For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SAR-SEP, or Keogh plans.

WELLS FARGO CLEARING SERVICES, LLC AND WELLS FARGO ADVISORS FINANCIAL NETWORK, LLC (COLLECTIVELY, “WELLS FARGO ADVISORS”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Funds’ prospectus or SAI. In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

●
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
●
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

●
Shares purchased through a rollover from another 529 plan.
●
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information

●
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

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Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

●
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
●
Effective April 1, 2026, employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same taxpayer identification number (“TIN”) and will not be aggregated with other retirement plan accounts under a different TIN or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
●
Gifts of shares will not be considered when determining breakpoint discounts.
62
  PROSPECTUS | SEPTEMBER 25 • 2026

Arbitrage Fund

Water Island Event-Driven Fund

Water Island Credit Opportunities Fund

Adviser	Water Island Capital, LLC 104 Fifth Avenue, 9th Floor New York, NY 10011
Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
Transfer Agent	SS&C GIDS P.O. Box 219842 Kansas City, MO 64121‑9842

Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” is a separate document that is incorporated by reference into (or legally considered part of) this prospectus and contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this prospectus and the related SAI.

Additional information about the Funds is included in the SAI, which is hereby incorporated by reference in its entirety. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in the Fund’s financial statements in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To obtain a free copy of the SAI, the annual and semi-annual reports, the Funds’ financial statements or other information about the Funds, such as the Funds’ proxy voting record during the most recent 12-month period ended June 30, or to make shareholder inquiries about the Funds, please call (800) 295‑4485. You may also write to:

The Arbitrage Funds

c/o SS&C GIDS

P.O. Box 219842

Kansas City, MO 64121‑9842

As indicated above, the SAI, the annual and semi-annual reports, and other information such as the Funds’ financial statements, and proxy voting record, are available upon telephonic or written request. They are also available free of charge on the Funds’ website, https://www.arbitragefunds.com/resources, and on the SEC’s website, as discussed below.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Investment Company Act File # 811‑09815

SEPTEMBER 25, 2026 | PROSPECTUS

AltShares Merger Arbitrage ETF (ARB)

AltShares Event-Driven ETF (EVNT)

This prospectus provides important information about AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF (each a “Fund” and together, the “Funds”), each a series of The Arbitrage Funds (“Trust”), that you should know before investing in the Funds. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds (“Shares”) are listed and traded on The NYSE Arca, Inc. (“Exchange”). Shares are not individually redeemable. The Trust is a registered investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

TABLE OF CONTENTS

2	Fund Summaries
2	AltShares Merger Arbitrage ETF
8	AltShares Event-Driven ETF
15	Investment Objective, Policies, and Risks
25	Fund Management
25	Portfolio Managers
26	Other Service Providers
26	Index Provider
26	Buying And Selling Shares
26	Buying And Selling Shares On The Secondary Market
27	Active Investors And Market Timing
28	Distribution And Service Plan
28	Net Asset Value
28	Fund Website And Disclosure Of Portfolio Holdings
28	Dividends, Other Distributions And Taxes
30	Additional Information
31	Financial Highlights

No person has been authorized to give any information or to make any representations other than those contained in this prospectus and the Funds’ Statement of Additional Information dated September 25, 2026 (which is incorporated by reference into this prospectus and is legally a part of this prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

ALTSHARES MERGER ARBITRAGE ETF

FUND SUMMARY

Investment Objective

AltShares Merger Arbitrage ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its underlying index, the Water Island Merger Arbitrage USD Hedged Index (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b‑1) Fees(1)	None
Other Expenses	0.06%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.06%
All Remaining Other Expenses	0.00
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.82%
(1)

Pursuant to a Rule 12b‑1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b‑1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated. The example also assumes that the Fund provides a return of 5% each year and that the Fund’s expenses are equal to the Total Annual Operating Expenses each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your Shares, your costs would be:
One Year	Three Years	Five Years	10 Years
$84	$262	$455	$1,014

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. Transaction costs, which are not reflected in the annual fund operating expenses or in the example above, affect the Fund’s performance. For the fiscal year ended May 31, 2026, the Fund’s portfolio turnover rate was 399% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its Underlying Index, which is designed to reflect a global merger arbitrage strategy. The most common approach to merger arbitrage, and the approach the Underlying Index (and by extension the Fund) reflects, is to seek to capture the difference (the “spread”) between the price at which the stock of a target company in a publicly announced merger, takeover, tender offer, or leveraged buy-out (the “Target”) trades after the announcement of the acquisition and the price the acquiring company (the “Acquirer”) has agreed to pay for the stock of the Target.

The Underlying Index is rebalanced and reconstituted twice per month. The Fund reconstitutes and rebalances on the same schedule as the Underlying Index. The Fund’s investment adviser, Water Island Capital, LLC (the “Adviser”), generally expects the Underlying Index to include between 30‑50 Targets at each reconstitution. To gain exposure to the Underlying Index, the Fund will establish long positions in shares of the Target stocks. When the terms of a transaction call for the exchange of an Acquirer’s common stock, the Underlying Index, as a result of the index methodology, will include short exposure in the Acquirer’s stock at the deal’s exchange ratio. This short exposure is designed to lock in the current deal spread, and to hedge against the risk of a decline in the deal value as a result of a decline in the value of the Acquirer’s stock. The Fund may invest in derivatives, such as swaps, to obtain exposure to long and short constituents of the Underlying Index.

The Underlying Index is comprised of securities of United States (“U.S.”) and foreign companies of any market capitalization. The Underlying Index is calculated in U.S. dollars. The Underlying Index hedges against fluctuations in the relative value of foreign currencies against the U.S. dollar. The Fund uses forward currency or futures contracts to effectuate these hedges in the Underlying Index. The amount of forward and futures contracts held by the Fund is based on the aggregate exposure of the Fund to each currency.

2
  PROSPECTUS | SEPTEMBER 25 • 2026

The Underlying Index may also include an allocation to cash-like instruments, such as money market and similar cash management funds and ultra short-term bond exchange-traded funds (“ETFs”). In addition, when a transaction closes, any allocation in the Underlying Index to the securities of the Target and/or Acquirer will be reallocated to such instruments. The Underlying Index generally only allocates to cash when there are an insufficient number of Targets for inclusion in the Underlying Index and when a transaction represented by a Target in the Underlying Index has been consummated or abandoned. Accordingly, cash allocations in the Underlying Index and Fund are generally removed as part of each Underlying Index reconstitution, though cash allocations may continue to be included if there are an insufficient number of Targets.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in the constituents of the Underlying Index and in financial instruments with economic characteristics similar to such constituents, such as swaps on such constituents. Although the Fund expects to replicate (or hold all components of) the Underlying Index, the Fund reserves the right to use representative sampling to track the Underlying Index. The Fund may invest up to 20% of its net assets in instruments that are not included in the Underlying Index, but that the Adviser believes will help the Fund track the Underlying Index. The Fund may also invest in financial instruments, including swap agreements, futures contracts, ETFs, and options on securities or equity securities indices. With respect to derivatives, the Fund will invest principally in swaps and forward contracts on foreign currencies. The Fund will invest in other funds, such as money market and similar cash management funds and ultra short-term bond ETFs, only to reflect cash allocations by the Underlying Index.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of August 31, 2026, the Underlying Index included 65 long positions and 16 short positions in companies with market capitalizations of between $321 million and $2,745 billion.

The Underlying Index was developed by Water Island Indices LLC (the “Index Provider”), an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, or the Adviser. The Index Calculation Agent provides information to the Fund about the constituents of the Underlying Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.

Principal Risks

As with all funds, investing in the Fund entails risks that could cause the Fund and the Fund’s investors to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risk: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed corporate reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, in which case the Fund may realize losses.

Passive Investment Risk: The Fund is not actively managed, does not seek to “beat” the Underlying Index, and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry, or sector.

Short Sale Risk: The Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument, such as a future, forward or swap. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, in theory, securities sold short have unlimited risk. Short sales also expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund’s performance. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to the Fund than long positions (purchases). It is also possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increases, thereby increasing potential losses to the Fund.

Market Risk: The value of the Fund’s investments, and the net asset value (“NAV”) of the Fund, will fluctuate over time, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund’s investments, and investors could lose money due to this price fluctuation. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates, changes in interest rates, or adverse investor sentiment. Geopolitical and other risks, including terrorism, war and sanctions, and environmental and public health risks (such as natural disasters, epidemics, and pandemics), may add to instability in world economies and markets generally. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking. The extent and duration of such market disruptions cannot be predicted but could magnify the impact of other risks to the Fund, could have a significant adverse impact on the Fund and its investments, and could result in increased volatility of the Fund’s NAV.

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ALTSHARES MERGER ARBITRAGE ETF

High Portfolio Turnover Risk: The Fund’s strategy is expected to involve buying and selling portfolio securities frequently to rebalance the Fund’s investment exposures, which may increase brokerage commission costs and reduce performance. High portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Hedging Transaction Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Concentration Risk: If a large percentage of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, the Underlying Index may be concentrated in an industry or group of industries or sectors. Because the Fund’s assets are expected to be concentrated in an industry or group of industries or sectors to the same extent as the Underlying Index, the Fund is subject to loss due to adverse occurrences affecting that industry or group of industries or sectors. During such a period of concentration, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or if the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Derivatives Risk: A derivative instrument (such as a forward contract, option (both written and purchased), or swap contract) typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Transaction costs may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign governments and economies often are less stable than the U.S. Government and the U.S. economy, and foreign companies may not be subject to the same regulatory requirements and accounting, auditing, and financial reporting standards of U.S. companies. As a consequence, there may be less publicly available information about such companies, which may negatively affect the value of foreign securities held by the Fund.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. Further, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to non-U.S. currencies may not be hedged.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

ETF Risk: As an ETF, the Fund is subject to the following risks:

Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares.
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  PROSPECTUS | SEPTEMBER 25 • 2026

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell Shares. There can be no assurance that an active or liquid trading market for Shares will develop or be maintained or that the Shares will continue to be listed. In addition, trading in Shares on the Exchange may be halted.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants (“APs”) in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.

Market Capitalization Risk: The securities of small-capitalization and mid-capitalization companies may be less liquid and more vulnerable to adverse business, economic, or market events than securities of relatively larger, more established companies.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller- and medium-sized companies during periods of economic expansion.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Underlying Index, which may be due to the Fund’s use of representative sampling or other differences between the Fund’s and Underlying Index’s holdings, transaction and operating costs, and security valuation procedures. This risk is heightened during times of market volatility.

Large Shareholder Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund and transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Performance

The following information provides some indication of the risks and variability of investing in the Fund by showing how the performance of the predecessor exchange traded fund, AltShares Merger Arbitrage ETF, has varied over time.

The Fund acquired the assets and liabilities of the predecessor exchange traded fund after the close on September 25, 2026. As a result of the transaction, the Fund adopted the accounting and performance history of the predecessor exchange traded fund. The information shown below is for the predecessor exchange traded fund. The Fund’s net operating expense ratio is the same as the net operating expense ratio of the predecessor exchange traded fund. Returns in the bar chart and average annual total returns table for the predecessor exchange traded fund have not been adjusted.

The following bar chart and performance table provide some indication of the risks and variability of investing in the Fund by showing changes in the predecessor exchange traded fund’s performance from year to year and by showing how the predecessor exchange traded fund’s average annual total returns for the past one-year, five-year, and since inception periods compare to the returns of the S&P 500® Index, Water Island Merger Arbitrage USD

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ALTSHARES MERGER ARBITRAGE ETF

Hedged Index, Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index. The performance table reflects the performance of the predecessor exchange traded fund’s shares before and after taxes. The performance shown reflects voluntary fee waivers which had a positive effect on performance and may be discontinued at any time. Without such voluntary fee waivers, performance would have been lower. How the predecessor exchange traded fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information can be obtained by visiting www.altsharesetfs.com/arb.

Performance of AltShares Merger Arbitrage ETF Shares
8%
6%
4%
2%
0%
3.20%
2.59%
4.04%
4.04%
5.58%
2021
2022
2023
2024
2025

During the period shown in the bar chart, the highest return for the predecessor exchange traded fund for a quarter was 3.27% during the quarter ended September 30, 2023 and the lowest return for a quarter was 1.43% during the quarter ended June 30, 2022.

The year-to-date return of the predecessor exchange traded fund’s shares through June 30, 2026 is 2.45%.

Average Annual Total Returns for Periods Ended December 31, 2025

The table below shows the average annual total returns for the predecessor exchange traded fund, AltShares Merger Arbitrage ETF, compared with those of the S&P 500® Index, Water Island Merger Arbitrage USD Hedged Index, Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index. The table also presents the impact of taxes on the returns of the predecessor exchange traded fund’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at NAV and that the entire account is redeemed at the end of the period, including reinvested amounts).

Average Annual Total Returns as of 12/31/2025

ALTSHARES MERGER ARBITRAGE ETF	One Year	Five Years	Since Inception*
Return Before Taxes	5.58%	3.88%	4.18%
Return After Taxes on Distributions	5.46%	3.45%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	2.83%	3.00%
S&P 500® INDEX**	17.88%	14.42%	18.55%
WATER ISLAND MERGER ARBITRAGE USD HEDGED INDEX***	6.87%	5.22%	5.54%
BLOOMBERG U.S. TREASURY BILL INDEX****	4.30%	3.19%	2.83%
BLOOMBERG U.S. AGGREGATE BOND INDEX*****	7.30%	‑0.36%	0.19%
*	The predecessor exchange traded fund’s inception date is May 7, 2020.
**

To meet regulatory requirements, the S&P 500® Index serves as the Fund’s broad-based securities market index, providing a broad measure of market performance. The S&P 500® Index, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the U.S.

***

The Water Island Merger Arbitrage USD Hedged Index is the Fund’s Underlying Index and is most representative of the Fund’s risk and return and investment style. The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its Underlying Index. The Water Island Merger Arbitrage USD Hedged Index is designed to reflect a global merger arbitrage strategy investing in definitive, publicly announced mergers and acquisitions and is comprised of securities of U.S. and foreign companies of any market capitalization.

****	The Bloomberg U.S. Treasury Bill Index tracks the market for treasury bills issued by the US government with at least one month and up to, but not including, twelve months remaining to maturity.
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  PROSPECTUS | SEPTEMBER 25 • 2026

*****

The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The indexes are calculated on a total-return basis, are unmanaged and are not available for direct investment. The indexes reflect no deduction for fees, expenses, or taxes. The S&P 500® Index, the Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index are not intended to, and do not, parallel the risk or investment style of the Fund’s investment strategy.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

Investment Adviser

Water Island Capital, LLC serves as the investment adviser (“Adviser”) of the Fund.

The Fund is team-managed, with multiple named portfolio managers working in cooperation with the additional members of the Adviser’s investment team to make investment decisions for the Fund. While named portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund, the Fund has also designated a lead portfolio manager who is ultimately responsible for managing the Fund in accordance with its investment objective(s) and strategies.

Portfolio Managers

Portfolio Manager Since
Christopher Plunkett (Lead Portfolio Manager)	Inception in September 2026
Eric Becker	Inception in September 2026
John S. Orrico, CFA	Inception in September 2026

Christopher Plunkett, Eric Becker and John S. Orrico, CFA were the portfolio managers of the Fund’s predecessor exchange traded fund since its inception in May 2020.

Purchase and Sale of Shares

Individual Shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (i.e., the bid-ask spread).

Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ALTSHARES EVENT-DRIVEN ETF

FUND SUMMARY

Investment Objective

AltShares Event-Driven ETF (the “Fund”) seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	1.25%
Distribution and/or Service (12b‑1) Fees(1)	None
Other Expenses	0.01%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.01%
All Remaining Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.27%
(1)

Pursuant to a Rule 12b‑1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b‑1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your Shares, your costs would be:
One Year	Three Years	Five Years	10 Years
$129	$403	$697	$1,534

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. Transaction costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2026, the Fund’s portfolio turnover rate was 381% of the average value of its portfolio.

Principal Investment Strategies

To pursue its investment objective, the Fund employs a “long/short” event-driven strategy, which seeks to profit by investing, long and/or short, in the equity and debt securities of companies whose prices Water Island Capital, LLC (the “Adviser”) believes are or will be impacted by a publicly announced or anticipated corporate event. The strategy may invest both long and short across various industries/sectors, market capitalizations, and credit qualities, and in both U.S. and foreign securities, seeking what the Adviser believes are the most favorable event opportunities across the globe. By focusing on event opportunities, the Adviser aims to generate a return profile that is more correlated to the outcomes of each idiosyncratic event rather than the overall direction of broader equity and credit markets.

Corporate events may take the form of “hard” catalysts or “soft” catalysts as described below. The Fund may invest in both hard and soft catalysts, though under normal market conditions the Adviser expects to focus on hard catalyst events – predominantly definitive merger arbitrage investments. Other approaches to event-driven investing in which the Adviser may engage include special situations and other types of arbitrage trades, such as convertible arbitrage and capital structure arbitrage. The Fund will invest in catalysts without bias toward a company’s capital structure, allowing the Fund to position its investments in both equity and credit instruments, selecting whichever security the Adviser believes offers the greatest reward-to-risk ratio for a given event opportunity.

Hard Catalysts: Investment opportunities predicated on hard catalysts tend to be characterized by more definitive outcomes, shorter timelines, and lower levels of volatility. The most common example of a hard catalyst is definitive, publicly announced mergers and acquisitions (“M&A”) whereby a legally binding merger agreement is in place, but hard catalysts may also take other forms including, but not limited to, Dutch tenders (whereby an offer is made to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a specific time period by specifying the lowest price within the range that they will accept), yield-to-call opportunities (whereby a company or other entity’s callable

8
  PROSPECTUS | SEPTEMBER 25 • 2026

bonds are purchased and held until the next anticipated call date, at which point they may be redeemed prior to maturity), and spin-offs (pre-completion, whereby a company has announced its intent to separate its business into two or more separately traded independent entities, which may be able to unlock more shareholder value on a standalone rather than combined basis).

Soft Catalysts: Investment opportunities predicated on soft catalysts tend to be characterized by less certain outcomes, longer timelines, and greater levels of risk – though also commensurate greater potential reward. Examples of soft catalysts include a broad range of events spurred by company-specific, industry-wide, or broad economic conditions such as speculated M&A (whereby certain M&A are anticipated, rumored or in negotiations but are not yet definitive), asset sales, spin-offs (post-completion, whereby a company has completed the separation of its business into two or more separately traded independent entities), turnaround plans, management changes, activist campaigns, transformational M&A (post-completion), corporate levering/de-levering, credit refinancings, recapitalizations, restructurings, and other corporate reorganizations and re-rating opportunities.

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund’s principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market and similar cash management funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund’s ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

In addition, the Fund will hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). The Fund’s net long exposure may exceed 100% of the Fund’s net assets.

The Fund may maintain long and short positions through the use of derivative instruments, including swap agreements, options, futures, and forward contracts, without investing directly in the underlying asset. The Fund may use derivative instruments to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets. Investments in derivative instruments may have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to exposures that exceed the Fund’s total assets and may result in losses that exceed the amount the Fund invested. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Furthermore, the Fund may invest in exchange-traded funds (“ETFs”).

The Fund is not limited with respect to issuer, geography, market capitalization, credit quality, sector or industry.

Principal Risks

As with all funds, investing in the Fund entails risks that could cause the Fund and the Fund’s investors to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risk: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed corporate reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, in which case the Fund may realize losses.

Short Sale Risk: The Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument that has a similar economic effect, such as a future, forward or swap. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, in theory, securities sold short have unlimited risk. Short sales also expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund’s performance. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to the Fund than long positions. It is also possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increases, thereby increasing potential losses to the Fund.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated, or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

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ALTSHARES EVENT-DRIVEN ETF

Special Situations Risk: The Fund may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Market Risk: The value of the Fund’s investments, and the net asset value (“NAV”) of the Fund, will fluctuate over time, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund’s investments, and investors could lose money due to this price fluctuation. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates, changes in interest rates, or adverse investor sentiment. Geopolitical and other risks, including terrorism, war and sanctions, and environmental and public health risks (such as natural disasters, epidemics, and pandemics), may add to instability in world economies and markets generally. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking, forcing the Fund to allocate assets to other strategies. The extent and duration of such market disruptions cannot be predicted but could magnify the impact of other risks to the Fund, could have a significant adverse impact on the Fund and its investments, and could result in increased volatility of the Fund’s NAV.

High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expects to have a high portfolio turnover rate (over 100%). This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Hedging Transaction Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains.  The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund’s portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Concentration Risk: If a large percentage of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or if the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may also enter into credit default or credit default index swaps with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. The Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including new and additional government regulation, could result

10
  PROSPECTUS | SEPTEMBER 25 • 2026

in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

ETF Risk: As an ETF, the Fund is subject to the following risks:

Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell Shares. There can be no assurance that an active or liquid trading market for Shares will develop or be maintained or that the Shares will continue to be listed. In addition, trading in Shares on the Exchange may be halted.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants (“APs”) in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.

Market Capitalization Risk:  The securities of small-capitalization and mid-capitalization companies may be less liquid and more vulnerable to adverse business, economic, or market events than securities of relatively larger, more established companies. Larger, more established companies may be unable to attain the high growth rates of successful, smaller- and medium-sized companies during periods of economic expansion.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

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ALTSHARES EVENT-DRIVEN ETF

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Transaction costs may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign governments and economies often are less stable than the U.S. Government and the U.S. economy, and foreign companies may not be subject to the same regulatory requirements and accounting, auditing, and financial reporting standards of U.S. companies. As a consequence, there may be less publicly available information about such companies, which may negatively affect the value of foreign securities held by the Fund.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of currency forward and futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. Further, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to non-U.S. currencies may not be hedged.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. If the Fund exercises its appraisal rights, it may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Large Shareholder Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund and transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Performance

The following information provides some indication of the risks and variability of investing in the Fund by showing how the performance of the predecessor exchange traded fund, AltShares Event-Driven ETF, has varied over time.

The Fund acquired the assets and liabilities of the predecessor exchange traded fund after the close on September 25, 2026. As a result of the transaction, the Fund adopted the accounting and performance history of the predecessor exchange traded fund. The information shown below is for the predecessor exchange traded fund. The Fund’s net operating expense ratio is the same as the net operating expense ratio of the predecessor exchange traded fund. Returns in the bar chart and average annual total returns table for the predecessor exchange traded fund have not been adjusted.

The following bar chart and performance table provide some indication of the risks and variability of investing in the Fund by showing changes in the predecessor exchange traded fund’s performance year to year and by showing how the predecessor exchange traded fund’s average annual returns for the past one-year, five-year, and ten-year periods compare to the returns of the S&P 500® Index, Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index. The performance table reflects the performance of the predecessor exchange traded fund’s shares before and after taxes. The performance for periods prior to May 12, 2019 does not reflect the current investment strategy of the predecessor exchange traded fund or the Fund. How the predecessor exchange traded fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information can be obtained by visiting www.altsharesetfs.com/evnt. High, double-digit returns were primarily achieved during favorable market conditions. Such returns are atypical and may not be repeatable.

12
  PROSPECTUS | SEPTEMBER 25 • 2026

Performance of AltShares Event-Driven ETF Shares
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
4.58%
5.84%
-4.70%
6.92%
43.45%
-2.58%
-9.04%
13.21%
5.69%
13.57%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart, the highest return for the predecessor exchange traded fund for a quarter was 23.87% (for the quarter ended December 31, 2020). The lowest return was ‑6.94% (for the quarter ended June 30, 2022).

The year-to-date return of the predecessor exchange traded fund, through June 30, 2026 is 5.55%.

Average Annual Total Returns for Periods Ended December 31, 2025

The table below shows the average annual total returns for the predecessor exchange traded fund, AltShares Event-Driven ETF, compared with those of the S&P 500® Index, Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index. The table also presents the impact of taxes on the returns of the predecessor exchange traded fund’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at NAV and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Average Annual Total Returns as of 12/31/2025

ALTSHARES EVENT-DRIVEN ETF	One Year	Five Years	Since Inception
Return Before Taxes	13.57%	3.78%	5.51%
Return After Taxes on Distributions	11.57%	1.52%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	8.16%	1.90%	3.68%
S&P 500® INDEX**	17.88%	14.42%	13.42%
BLOOMBERG U.S. TREASURY BILL INDEX***	4.30%	3.19%	2.01%
BLOOMBERG U.S. AGGREGATE BOND INDEX****	7.30%	‑0.36%	1.88%
**

The S&P 500® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Standard and Poor’s 500® Index, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the U.S.

***	The Bloomberg U.S. Treasury Bill Index tracks the market for treasury bills issued by the US government with at least one month and up to, but not including, twelve months remaining to maturity.
****

The Bloomberg U.S. Aggregate Bond Index is one of the Fund’s additional indexes and is also more representative of the Fund’s risk and return than the regulatory index. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The indexes are calculated on a total-return basis, are unmanaged and are not available for direct investment. The indexes reflect no deduction for fees, expenses, or taxes. The indexes are not intended to, and do not, parallel the risk or investment style of the Fund’s investment strategy.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

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ALTSHARES EVENT-DRIVEN ETF

Investment Adviser

Water Island Capital, LLC serves as the investment adviser (“Adviser”) of the Fund.

The Fund is team-managed, with multiple named portfolio managers working in cooperation with the additional members of the Adviser’s investment team to make investment decisions for the Fund. While named portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund, the Fund has also designated a lead portfolio manager who is ultimately responsible for managing the Fund in accordance with its investment objective(s) and strategies.

Portfolio Managers

Portfolio Manager Since
Eric Becker (Lead Portfolio Manager)	Inception in September 2026
John S. Orrico, CFA	Inception in September 2026
Matthew Osowiecki	September 2026

Eric Becker and John S. Orrico, CFA each was a portfolio manager of the Fund’s predecessor exchange traded fund beginning in September 2021. Matthew Osowiecki was a portfolio manager of the Fund’s predecessor exchange traded fund beginning in September 2025.

Purchase and Sale of Shares

Individual Shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (i.e., the bid-ask spread).

Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14
  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

Investment Objective

AltShares Merger Arbitrage ETF (“Merger Arbitrage ETF”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its Underlying Index.

AltShares Event-Driven ETF (“Event-Driven ETF”) seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

Each Fund may change its investment objective without shareholder approval.

Principal Investment Strategies and Policies

AltShares Merger Arbitrage ETF

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. This investment approach is designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The Underlying Index (and by extension the Fund) follows a rules-based approach to merger arbitrage investing. Transactions which are eligible for inclusion are friendly (rather than hostile) and definitive (rather than speculative) in nature, located in developed markets, with a deal value (i.e., value of the transaction) greater than $200 million and a maximum duration of one year since deal announcement. Eligible transactions are subject to various weighting constraints, including a maximum of approximately 5% of the float (i.e., number of shares available for trading), approximately 33% of the average traded value (i.e., the U.S. dollar value of average share trading volume), and approximately 2% risk to NAV (i.e., change to the shares’ NAV) if the deal breaks (i.e., the deal is not completed). Targets are also subject to approximately a 10.00% maximum weight and approximately a 0.50% minimum weight. These weighting constraints may fluctuate over time. Targets are selected if they meet the screening criteria, pass the weighting constraints, and present a positive spread between current price and deal value. Selected targets are divided into quintiles and weighted based on USD 30-day average value traded, subject to the previously calculated weighting constraints.

The Underlying Index is rebalanced and reconstituted twice per month.

AltShares Event-Driven ETF

To achieve its investment objective, the Fund invests in equity and debt and debt-like securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. The Fund predominantly invests in definitive merger arbitrage investments. However, in order to achieve its investment objective, the Fund may also employ investment strategies such as convertible arbitrage, capital structure arbitrage, and special situations in order to profit from event-driven opportunities. The Fund may invest long or short in both U.S. and foreign securities and may invest in securities of companies of any market capitalization and in debt securities of any maturity and credit quality. The Fund may also invest in derivatives, such as options and swaps. Furthermore, the Fund may invest in exchange traded funds (“ETFs”).

Merger Arbitrage: Merger arbitrage, also known as risk arbitrage, is a highly specialized investment approach designed to profit from the successful completion of definitive, publicly announced corporate reorganizations such as mergers, acquisitions, takeovers, tender offers, and leveraged buyouts. A merger arbitrage investor attempts to capture the spread, or difference, between the price at which a target company in a merger transaction currently trades and the price at which it will be acquired. The parties to an announced merger or acquisition are bound by a contractual agreement – the definitive merger agreement (“DMA”) – which outlines the terms of the deal, the hurdles required for completion (such as regulatory approvals and shareholder votes) and expected timelines. These characteristics make announced M&A one of the most definitive types of hard catalysts in the event-driven landscape. While a DMA is a binding agreement, and historically a high percentage of announced M&A transactions successfully close, there is a chance an announced deal may be terminated or withdrawn – for example, due to failure to secure a required condition (e.g., regulatory approval, financing, shareholder vote) or a material adverse change in the target company’s or acquiring company’s business prospects. A merger arbitrageur underwrites the risk that the merger may not close on time or at all. Due to this slight uncertainty, the target company’s stock will typically trade at a discount to the deal value. This discrepancy or inefficiency is the arbitrageur’s profit opportunity. The most common merger arbitrage activity, and the approach the Adviser generally uses, involves purchasing equity or credit securities of the target company in a definitive, publicly announced deal at a discount to their expected value upon completion of the transaction. The Adviser may engage in selling securities short when the terms of a proposed transaction call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities may be sold short at a ratio in line with the terms of the deal. Occasionally, the common stock of the acquiring company may be purchased and the common stock of the company to be acquired may be sold short. In pursuing merger arbitrage strategies in the manner described above, the Adviser aims to reduce or eliminate market risk.

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Special Situations: Special situations investing is designed to profit from investing in the equity or debt securities of companies currently undergoing, or expected to undertake, a broad range of hard and soft catalysts outside the realm of definitive, publicly announced M&A. The Adviser uses fundamental research to identify mispricings or inefficiencies in these situations and assess the ability of the catalyst to impact security prices. The Adviser may invest long or short in each catalyst-driven opportunity based on the Adviser’s assessment of the merits of the event. The Adviser may also implement event-specific or broader portfolio hedges to mitigate market risk or other exposures, particularly in less definitive opportunities. The Adviser seeks to profit by accurately predicting or anticipating the directional move in the equity, debt, or related securities of the company subject to each event.

Other Strategies: In addition to the strategies described above, the Adviser may utilize other strategies. For example, in a convertible arbitrage trade, the Adviser will typically match a long position in a convertible security with a short position in the underlying common stock. The Adviser seeks to purchase convertible securities at discounts to their expected future values and sell shares of the underlying common stock short to hedge against equity market movements. The positions are typically designed to earn income from coupon or dividend payments. In capital structure arbitrage, the Adviser may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example, the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated.

In constructing the portfolio, the Adviser favors event opportunities with strong strategic rationale and favorable risk/reward profiles, with a focus on more definitive catalysts, namely publicly announced merger arbitrage opportunities. The Adviser considers various position sizing constraints, including each position’s risk impact assessment, which is a measure of the potential loss to assets under management if a catalyst were to fail to occur, based on the Adviser’s assessment of the event’s potential downside. The Adviser will also monitor macro, structural, and idiosyncratic risks across the Fund and seek to mitigate undesired risk exposures through appropriate hedges, which may include short and long positions in equity securities, credit securities, and derivatives such as options, forward contracts, and swap contracts. The Adviser may, but is not required to, seek to reduce currency risk by hedging part or all of the Fund’s exposure to various foreign currencies. Through the Adviser’s risk management process and hedging techniques, the Adviser seeks to mitigate volatility and preserve capital during times of market stress.

The Adviser continuously monitors and evaluates each investment’s risk versus its anticipated reward relative to its predetermined exit strategy and the availability of other event-driven opportunities. The Adviser may sell or close out an investment when the securities of the companies involved in the transaction no longer meet the expected return threshold considering prevailing market prices and the relative risks of the opportunity, or if the Adviser believes there are better risk-adjusted opportunities available.

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund’s principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market and similar cash management funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund’s ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

Principal Investment Risks

All investments, including those in mutual funds and ETFs, entail risks that could cause a Fund and you to lose money. The FUND SUMMARY for each Fund discusses the principal risks applicable to that Fund. The risks identified in the table below are the principal risks and certain non-principal risks of investing in each Fund. Unlike the risks in the FUND SUMMARY for each Fund, the risks below are presented in alphabetical order and not in order of importance.

Risk	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
Active Management Risk		X
Artificial Intelligence Risk	X	X
Concentration Risk	X	X
Convertible Security Risk		X
Counterparty Risk	X	X
Credit Risk		X
Currency Risk	X	X
Derivatives Risk	X	X
Equity Risk	X	X
ETF Risk	X	X
Event-Driven Risk		X
Foreign Securities Risk	X	X
Hedging Transaction Risk	X	X
High Portfolio Turnover Risk	X	X
16
  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

Risk	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
Interest Rate Risk		X
Investment Company and ETF Risk	X	X
Large Shareholder Risk	X	X
Leverage Risk		X
Liquidity Risk		X
Market Capitalization Risk	X	X
Market Disruption Risks Related to Armed Conflict	X	X
Market Risk	X	X
Merger Arbitrage Risk	X	X
Non-Diversification Risk	X
Options Risk		X
Passive Investment Risk	X
Sector Risk	X	X
Short Sale Risk	X	X
Special Situations Risk		X
Swap Risk	X	X
Temporary Investment/Cash Management Risk		X
Tracking Error Risk	X
When-Issued Securities Risk		X

Active Management Risk: The Event-Driven ETF is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Artificial Intelligence Risk: Each Fund and its service providers, including the Adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Funds may utilize AI in their business activities. While the Adviser may restrict certain uses of AI tools, the Funds and the Adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. The complexity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Funds.

Concentration Risk: Because the Merger Arbitrage ETF’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Each Fund may, if a large percentage of mergers, corporate events or event-driven investment opportunities taking place within the U.S. are within one industry over a given period of time, invest a large portion of the Fund’s assets in securities of issuers in that industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Convertible Security Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment, and changes in the issuer’s operating results and credit ratings.

Counterparty Risk: A Funds may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances, and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Event-Driven ETF may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.”

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Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent a Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. A Fund’s strategies associated with currency hedging may not be successful and may not perfectly offset the Fund’s foreign currency exposures. Further, in order to minimize transaction costs, or for other reasons, a Fund’s exposure to non-U.S. currencies may not be hedged to the extent indicated by market signals.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset (or basket of assets or index), which a Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. These instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Derivatives may not behave as anticipated by a Fund, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. A Fund also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, a Fund may be delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil.

A Fund may maintain cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. If a Fund were unable to close out its position in a derivatives contract, it might continue to maintain such assets or accounts or make such payments until the position expired or matured. These actions might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or cause a Fund to sell a portfolio security at a disadvantageous time. Also, a Fund would be exposed to loss both on the derivative instruments and on the assets used to cover its obligations.

Changes to the regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a Fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A Fund would also be exposed to counterparty risk with respect to the clearinghouse. In certain cases, a Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses.

Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

ETF Risk: As an ETF, each Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Funds may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the Funds’ distributor (the “Distributor”) may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting from the Exchange.

Cash Transactions Risk: The Funds may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent a Fund effects creations and redemptions partly or wholly in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that effects creations and redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because a Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund realizes a gain on these sales, a Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally distribute these gains to shareholders to avoid capital gains taxes at a Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time a Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind,

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THE ARBITRAGE FUNDS

will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of a Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Flash Crash Risk: Sharp price declines in securities owned by a Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause a Fund itself to halt trading. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV or investors might not even be able to transact in Shares if a Fund halts trading.

International Closed Market Trading Risk: Because certain of a Fund’s investments trade in markets that are closed when a Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of a Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of a Fund, or purchase or sell shares of a Fund on the Exchange, on days when the NAV of a Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium-Discount Risk: The Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The NAV of a Fund will generally fluctuate with changes in the market value of a Fund’s holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by a Fund. The market price of Shares may also fluctuate in accordance with changes in the liquidity, or the perceived liquidity, of a Fund’s holdings, and a decrease, or a perceived decrease, in such liquidity may lead to increased divergence between the Shares’ market price and NAV. Such divergence is more likely under stressed market conditions.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained or that the Shares will continue to be listed. Market makers are not obligated to make a market, nor are APs obligated to purchase Shares. In times of market stress, market makers and authorized participants can refrain from these activities and any such absences can lead to greater premiums and discounts. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Event-Driven ETF to experience investment losses impacting its shares negatively.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by a Fund (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect a Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce a Fund’s yield on any such securities.

Hedging Transaction Risk: Hedging is a strategy in which a Fund seeks to offset the risks associated with other Fund holdings, typically through the use of derivatives. The success of a Fund’s hedging strategies will be subject to the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund’s portfolio being hedged. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a direction different from that which his intended to be mitigated by the hedge (e.g., if the value of a short hedge on a long position increases) or if the cost of a derivative hedge outweighs the benefit of the hedge. Hedging also

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involves the risk that changes in the value of a derivative will not match those of the holdings being hedged as expected, in which case any losses on the holdings being hedged may not be reduced and may be increased. Imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. There can be no assurance that the Fund’s hedging strategies will reduce risk or that hedging transactions will be either available or cost effective. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase. A Fund is not required to use hedging and may choose not to do so.

High Portfolio Turnover Risk: Each Fund normally expects to engage in active and frequent trading and expect to have high portfolio turnover rates (over 100%). This may increase a Fund’s brokerage commission costs, which would reduce performance. High portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Event-Driven ETF’s debt securities and preferred securities and, accordingly, the Fund’s NAV and share price.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. A Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. As a shareholder, a Fund must rely on the other investment company to achieve its investment objective. A Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and, for the Merger Arbitrage ETF, its correlation with the Underlying Index. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange through a trading day and bought and sold based on market values and not at net asset value (“NAV”). For this reason, shares could trade either at a premium or a discount to NAV. The trading price of an ETF is expected to closely track the actual NAV of an ETF, and a Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Large Shareholder Transaction Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of a Fund’s Shares. In addition, a third party investor, an authorized participant, a lead market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of a Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with a Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force a Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that a Fund is delayed in investing in new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Fund’s Shares.

Leverage Risk: If the Event-Driven ETF uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Event-Driven ETF, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. The Fund exercising appraisal rights may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

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THE ARBITRAGE FUNDS

Market Capitalization Risk: The securities of small-capitalization and mid-capitalization companies may be less liquid and more vulnerable to adverse business, economic, or market events than securities of relatively larger, more established companies. These companies often have limited product lines, markets, or financial resources, and may depend on a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies. Larger, more established companies may be unable to attain the high growth rates of successful, smaller- and medium-sized companies during periods of economic expansion.

Market Disruption Risks Related to Armed Conflict: As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure a Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.

Market Risk: Market risk is the possibility that securities prices will fluctuate over time, sometimes rapidly and unpredictably. This fluctuation includes both increases and decreases in security prices. Each Fund is subject to market risk. The value of a Fund’s investments, and the NAV of a Fund, will fluctuate. Investors could lose money due to this price fluctuation. Securities markets may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in the financial condition of a single issuer can impact a market as a whole. Local, regional, or global events such as war, acts of terrorism, sanctions, the spread of infectious illness or other public health issues, natural disasters, or other developments could also have a significant adverse impact on a Fund and its investments.

Policy changes by the U.S. Government or U.S. Federal Reserve and political and other events within the U.S. could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the financial system and could impact a Fund and its investments. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. A downgrade of the ratings of, or a default on, U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

Uncertainty regarding such events and the corresponding governmental responses could lead to corporate events such as mergers, acquisitions, and restructurings breaking, forcing a Fund to allocate assets to other strategies. Such events can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, or foreign exchange rates in other countries. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and could negatively impact a Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value or risk profile of a Fund.

Merger Arbitrage Risk: The principal risk associated with a Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, including due to government regulation or intervention, in which case the Fund may realize losses. Such event-driven investment strategies involve the risk that the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may have been announced, its terms may be renegotiated, it may be terminated, or it may involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause a Fund to experience investment losses impacting its shares negatively.

Non-Diversification Risk: The Merger Arbitrage ETF is non-diversified, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Event-Driven ETF desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

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Passive Investment Risk: The Merger Arbitrage ETF is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. However, the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. To the extent the Fund employs a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of a Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Short Sale Risk: A Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument, such as a future, forward or swap. A Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, in theory, securities sold short have unlimited risk. Short sales also expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund’s performance. When a Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to a Fund than long positions (purchases). It is also possible that a Fund’s long positions will decline in value at the same time that the value of its short positions increases, thereby increasing potential losses to the Fund.

Special Situations Risk: The Event-Driven ETF may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Swap Risk: Each Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Event-Driven ETF may also enter into credit default or credit default index swaps with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. The Event-Driven ETF may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements. The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Temporary Investment/Cash Management Risk: The Event-Driven ETF may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political, or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to

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THE ARBITRAGE FUNDS

obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Tracking Error Risk: Tracking error is the divergence of the Merger Arbitrage ETF’s performance from that of the Underlying Index. The performance of the Fund may diverge from that of its Underlying Index because of a number of reasons, such as the use of representative sampling or other differences between the Fund’s and Underlying Index’s holdings, transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Underlying Index, tax considerations, rebalancing, or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index. In addition, the Fund may not be fully invested in the securities of the Underlying Index at all times or may hold securities not included in the Underlying Index which may result in greater tracking error than if the Fund used a replication indexing strategy.

When-Issued, Forward Commitments, and Delayed Settlement Risk: Securities issued on a when-issued, forward commitment or delayed delivery basis involve the risk that the security the Event-Driven ETF buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Glossary of Terms

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Hard Catalysts, including:
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Definitive M&A, whereby a legally binding definitive merger agreement is in place for publicly announced M&A.
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Dutch tenders, whereby an offer is made to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a specific time period by specifying the lowest price within the range that they will accept.
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Yield-to-call opportunities, whereby a company or other entity’s callable bonds are purchased and held until the next anticipated call date, at which point they may be redeemed prior to maturity.
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Spin-offs (pre-completion), whereby an existing company has announced or is speculated to announce its intent to sell or distribute shares of a piece of its existing business to create a new standalone company.
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Soft Catalysts, including:
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Speculated M&A, whereby certain M&A are anticipated, rumored or in negotiations but are not yet definitive.
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Asset sales and spin-offs (post-completion), whereby a company has completed the sale or distribution of an existing business unit into a new standalone company, and there may be opportunities for either the original entity or the spun-off entity to trade substantially higher or lower.
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Turnaround plans, whereby a poorly performing company has announced or is speculated to announce a plan to financially recover the business.
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Management changes, whereby an announced or speculated change to a company’s upper management is expected to cause its shares to trade higher or lower.
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Activist campaigns, whereby an investor leverages its rights as a shareholder in a company to drive changes within the company.
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Transformational M&A (post-completion), whereby the completion of M&A may lead to a newly formed company that is dramatically different from the standalone target and acquirer entities in their prior state, potentially driving the merged entity’s share price substantially higher.
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Corporate levering/de-levering, whereby a company undergoes changes to its debt profile.
°
Credit refinancings, whereby a company reorganizes its financial obligations and/or restructures existing debts.
°
Recapitalizations, whereby a company restructures its debt and equity mixture.
°
Restructurings, whereby a company modifies fundamental aspects of its business, such as its operational or legal structure, among others, or other corporate reorganizations.
°
Re-rating opportunities, whereby the market has changed or is expected to change its view of a company sufficiently to drive valuation ratios substantially higher or lower.

24
  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

FUND MANAGEMENT

Water Island Capital, LLC acts as the Funds’ investment adviser. The Adviser is located at 104 Fifth Avenue, 9th Floor, New York, New York 10011. The Adviser was formed in 2000 and as of August 31, 2026 had approximately $1.3 billion in assets under management. The Adviser is responsible for overseeing the management and business affairs of each Fund and has discretion to purchase and sell securities in accordance with each Fund’s objectives, policies, and restrictions, subject to the authority of and supervision by the Board. The Adviser continuously reviews, supervises, and administers the Funds’ investment programs. The Adviser has entered into an investment advisory agreement (“Advisory Agreement”) with respect to the Funds. Pursuant to that Advisory Agreement, each Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth below:

Fund	Advisory Fee
AltShares Merger Arbitrage ETF	0.75%
AltShares Event-Driven ETF	1.25%

The Adviser agrees to pay all expenses of the Funds, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Funds’ Rule 12b‑1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Funds may be a party and indemnification of the Trustees and officers with respect thereto).

Each Fund is a newly organized series of the Trust and is a successor to a predecessor exchange traded fund with the same name. A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s Investment Advisory Agreement with the Adviser will be available in the Fund’s semi-annual report to shareholders for the period ended November 30, 2026, filed on Form N-CSR. A discussion regarding the basis for the Board of Trustees’ approval of each predecessor exchange traded fund’s Investment Advisory Agreement with the Adviser is available in the predecessor exchange traded fund’s Annual Financial Statements and Additional Information for the year ended May 31, 2026.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses of the Merger Arbitrage ETF in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. Effective September 30, 2022, the Adviser has voluntarily agreed to reduce the advisory fee for the Merger Arbitrage ETF to 0.55% of the Fund’s average daily net assets when the Fund’s assets are under $100 million, and to reduce the advisory fee to 0.65% of the Fund’s average daily net assets when the Fund’s assets are $100 million or more but less than $200 million. No waiver will apply once the Fund’s net assets reach $200 million. This voluntary arrangement may be eliminated by the Adviser at any time.

The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty by the Board of Trustees or by a majority of the outstanding Shares on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Funds. The Advisory Agreement automatically terminates if it is assigned.

PORTFOLIO MANAGERS

Christopher Plunkett, Eric Becker, and John S. Orrico, CFA are portfolio managers of the Merger Arbitrage ETF and previously served as portfolio managers of the Fund’s predecessor exchange traded fund. Mr. Plunkett is the lead portfolio manager of the Fund.

Eric Becker, John S. Orrico, CFA, and Matthew Osowiecki are portfolio managers of the Event-Driven ETF and previously served as portfolio managers of the Fund’s predecessor exchange traded fund. Mr. Becker is the lead portfolio manager of the Fund.

Eric Becker joined the Adviser in 2010 and serves as portfolio manager of the Merger Arbitrage ETF and the Event-Driven ETF. Prior to becoming a portfolio manager in 2020, Mr. Becker served as a senior investment analyst of the Adviser. Prior to joining the Adviser, Mr. Becker worked for the Electronic Trading and Product Development divisions of Bloomberg Tradebook. Mr. Becker received an Executive MBA from Cornell University and a BS in Business Administration from Bucknell University.

John S. Orrico, CFA serves as Co-Chief Investment Officer of the Adviser and also serves as the President and Chairman of the Board of the Trust. He serves as portfolio manager of the Merger Arbitrage ETF and the Event-Driven ETF. Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a bachelor’s degree from Georgetown University in 1982, with a double major in Finance and International Management. Mr. Orrico achieved the Chartered Financial Analyst designation in 1988.

Matthew Osowiecki joined the Adviser in 2007 and currently serves as Co-Chief Investment Officer of the Adviser and a portfolio manager of the Event-Driven ETF. Prior to being promoted to portfolio manager of the Adviser in 2016, Mr. Osowiecki served as a senior equity analyst. Before joining the Adviser, Mr. Osowiecki worked in the Investment Product Division of The Hartford and as a project manager in commercial development. Mr. Osowiecki received a BS in Finance from the University of Connecticut.

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Christopher Plunkett joined the Adviser in 2012 and serves as portfolio manager of the Merger Arbitrage ETF, and Director of Technology and Quantitative Systems of the Adviser. Prior to joining the Adviser, Mr. Plunkett held roles at Marathon Asset Management in operations and trading. Mr. Plunkett received a BS in Finance from Quinnipiac University.

The Funds’ Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICE PROVIDERS

State Street Bank and Trust Company, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts, 02114, serves as the Funds’ administrator, transfer agent and custodian.

Foreside Financial Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101, serves as the Funds’ Distributor.

INDEX PROVIDER

Water Island Indices LLC created the Underlying Index and serves as Index Provider for the Merger Arbitrage ETF. Water Island Indices LLC has entered into an index licensing agreement with the Adviser to allow the Adviser’s use of the Underlying Index for the operation of the Merger Arbitrage ETF. The Adviser has entered into a sub-licensing agreement with the Trust to allow the Merger Arbitrage ETF to utilize the Underlying Index.

Water Island Indices LLC has entered into an agreement with Solactive AG to calculate, publish and disseminate the Underlying Index. The Merger Arbitrage ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Index trademark or the Index Price at any time or in any other respect. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Adviser, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Merger Arbitrage ETF. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Index trademark for the purpose of use in connection with the Merger Arbitrage ETF constitutes a recommendation by Solactive AG to invest capital in said Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

The Adviser does not guarantee the accuracy or the completeness of any Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, to the owners of shares of the Merger Arbitrage ETF or to any other person or entity, as to results to be obtained by the Merger Arbitrage ETF from the use of an Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to an Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

BUYING AND SELLING SHARES

Shares will be issued or redeemed by the Funds at NAV per Share only in Creation Units of typically 10,000 Shares. Creation Units are issued and redeemed for cash and/or in-kind for securities. The Funds must comply with the federal securities laws in accepting in-kind deposits of specified instruments (“Deposit Instruments”) and satisfying redemptions with in-kind transfers of specified instruments (“Redemption Instruments”), including that the Deposit Instruments and Redemption Instruments are sold in transactions that would be exempt from registration under the Securities Act.

Except when aggregated in Creation Units, Shares are not redeemable by the Funds.

Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units. It is expected that only a limited number of institutional investors, called Authorized Participants, or APs, will purchase and redeem Shares directly from the Funds. APs may acquire Shares directly from the Funds, and APs may tender their Shares for redemption directly to the Funds, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with the Funds must follow the Funds’ procedures, which are described in the SAI.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Shares will trade on the secondary market which is where most retail investors will buy and sell Shares. When you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Funds and no minimum number of Shares you must buy.

26
  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

When the Exchange is open, Shares are listed and traded on the Exchange under the following symbols:

Fund	Ticker Symbol
AltShares Merger Arbitrage ETF	ARB
AltShares Event-Driven ETF	EVNT

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry: Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Funds.

Share Trading Prices: The trading prices of Shares may differ from each Fund’s daily NAV and can be affected by market forces of supply and demand for Shares, the prices of each Fund’s portfolio securities, economic conditions and other factors.

Continuous Offering: The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Funds’ Distributor, breaks them down into constituent Shares and sells Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

ACTIVE INVESTORS AND MARKET TIMING

The Board of Trustees has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains.

With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), the Board of Trustees noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board of Trustees noted that those trades could result in dilution to the Funds and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board of Trustees also noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Funds may also employ fair valuation pricing, which may minimize potential dilution from market timing. In addition, the Funds impose transaction fees on purchases and redemptions of Shares. Given this structure, the Board of Trustees determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

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DISTRIBUTION AND SERVICE PLAN

The Funds have adopted a distribution and service plan (“Plan”) pursuant to Rule 12b‑1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees to the Funds’ Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b‑1 under the 1940 Act.

No distribution or service fees are currently paid by the Funds, however, and there are no current plans to impose these fees. In the event Rule 12b‑1 fees are charged, over time they would increase the cost of an investment in the Funds because they would be paid on an ongoing basis.

NET ASSET VALUE

The NAV per share of each Fund will be determined on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of each Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m. Eastern Time). The NAV of a Fund can, until the Fund engages in its scheduled distribution(s), reflect income and capital gains generated by a Fund’s holdings. In accordance with standard industry accounting practices, the income and capital gains generated by a Fund’s holdings are classified as assets, rather than liabilities, until the business day preceding the dividend record date.

Each Fund generally values portfolio securities at market value. Swap agreements are valued based on the market value of the underlying reference asset. If market quotations are not available or reliable, the Funds will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The Board of Trustees has designated the Adviser as each Fund’s “valuation designee” responsible for the performance of the Funds’ fair valuations determinations. The fair value of a security is the amount which each Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate provided by an independent source. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security’s primary exchange and the time the Fund calculates its NAV, the Funds will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when a Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed. The usage of fair valuation and the trading of Fund portfolio securities at times when the NYSE is not open may cause the performance of the Fund, based either on the NAV or market value of its Shares, to diverge (materially) from the performance of the Underlying Index.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Funds at www.altsharesetfs.com. Among other things, this website includes this prospectus and the SAI, the Funds’ annual report and semi-annual report, certain market price information about Shares, daily NAV, and a historical comparison of the Shares’ market prices to NAV and bid-ask spreads.

In addition, each day the Funds are open for business, the Trust publicly disseminates each Fund’s full portfolio holdings as of the close of the previous day through the website. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is also available in the Funds’ SAI.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Fund Distributions

Each Fund generally pays out dividends from its net investment income, if any, and distributes its net capital gains, if any, to shareholders at least annually. Each Fund typically earns dividends from stocks in which it invests and may generate net gains from certain foreign currency transactions. These amounts, net of expenses, are distributed to Fund shareholders as “income dividends.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain dividends.”

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether this service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Funds’ shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both net income and net realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market. Without this service, investors would receive all their distributions in cash.

28
  PROSPECTUS | SEPTEMBER 25 • 2026

THE ARBITRAGE FUNDS

Taxes

The following is a summary of the material federal income tax considerations applicable to an investment in shares. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and U.S. Treasury regulations promulgated thereunder as in effect on the date of this prospectus and judicial and administrative interpretations thereof publicly available at that date, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as “capital assets” (within the meaning of the Code) and does not hold shares in connection with a trade or business. This summary does not address all potential federal income tax considerations possibly applicable to shareholders who hold shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.

As with any investment, you should consider how your investment in shares will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-deferred arrangement, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when the Funds make distributions and when you sell your shares.

Federal Income Tax Status of the Fund

Each Fund intends to qualify for its first and each subsequent taxable year, to be treated as a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code. As such, a Fund (but not its shareholders) generally pays no federal income tax on the net income and net realized gains it distributes to its shareholders.

Taxes on Distributions

Distributions from a Fund’s net investment income (other than “qualified dividend income” (“QDI”)), including distributions of the Fund’s net realized short-term capital gains and certain foreign currency gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital loss (“net capital gain”) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by a Fund that qualify as QDI are taxable to you at long-term capital gain rates (which are lower than the rates for ordinary income). In order for a distribution to you by a Fund to be treated as QDI, (1) the Fund itself must receive QDI from domestic corporations and certain qualified foreign corporations, (2) the Fund must meet holding period and other requirements with respect to the stocks on which the QDI was paid, and (3) you must meet similar requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the calendar year when they are paid; certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Income dividends and capital gain distributions paid to an individual, estate, or trust from a Fund will be subject to a 3.8% tax on the lesser of the shareholder’s (a) ”net investment income” or (b) ”modified adjusted gross income” exceeding $200,000 (or $250,000 if married and filing jointly) (“Investment Income Tax”).

If you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your shares). Any gain resulting from the sale or exchange of shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. A Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if a Fund invests more than 50% of its assets in the stock or securities of foreign corporations at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Although in some cases a Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

If you are a resident or a citizen of the U.S., back-up withholding will apply to your distributions and proceeds of sales of shares if you have not provided a correct Social Security number or other taxpayer identification number and made other required certifications or if otherwise required by the Internal Revenue Service (“IRS”).

Taxes on Exchange-Listed Shares Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Gains recognized from the sale or exchange of shares will be subject to the Investment Income Tax. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities surrendered and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible.

The Funds have the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Funds also have the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares in the Creation Unit have been held for more than one year and as a short-term capital gain or loss if those shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing the number of shares and at what price you purchased or redeemed them.

Investment in Underlying ETFs

A Fund will not be able to offset gains distributed by one underlying ETF in which it invests against losses in another underlying ETF in which the Fund invests. Sales of shares in an underlying ETF, including those resulting from changes in the allocation among underlying ETFs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on sales of shares in the underlying ETFs may be deferred under the wash sale rules. As a result of these factors, the investment of a Fund in underlying ETFs could affect the amount, timing, and character of distributions to shareholders.

Additional Information

Shareholders that are non-resident aliens or foreign entities will generally be subject to withholding of U.S. federal income tax at the rate of 30% of all ordinary dividends if there is no applicable tax treaty or if they are claiming reduced withholding under a tax treaty and have not properly completed and signed the appropriate IRS Form W‑8. Provided that the appropriate IRS Form W‑8 is properly completed and provided to the applicable withholding agent, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders. An exception from withholding also applies to properly reported “interest-related dividends” and “short-term capital gain dividends.”

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Distributions from a Fund may also be subject to state, local, and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Investors who hold their Shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds’ investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Funds that you should consider in determining whether to purchase Shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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  PROSPECTUS | SEPTEMBER 25 • 2026

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of each Fund’s operations. For periods prior to September 2021, the Event-Driven ETF has adopted the performance history of the predecessor mutual fund, the Water Island Long/Short Fund. After the close on September 25, 2026, each Fund acquired the assets and liabilities of its predecessor exchange traded fund, which had the identical name, investment objective, and investment policies as the Fund. As a result of each such transaction, each Fund adopted the accounting history of the corresponding predecessor exchange traded fund. The financial information shown below is for the predecessor exchange traded fund for the periods prior to inception of the Merger Arbitrage ETF and the predecessor exchange traded fund for the periods prior to inception of the Event-Driven ETF.

Certain information reflects financial results for a single share of a predecessor exchange traded fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each predecessor exchange traded fund, which the Adviser believes is an accurate representation of how each Fund would have performed (assuming reinvestment of all dividends and distributions). The information presented for fiscal year May 31, 2026 in the table has been derived from, and should be read in conjunction with, the financial statements audited by Cohen & Company, Ltd., the Independent Registered Public Accounting Firm, whose report, along with each predecessor exchange traded fund’s financial statements, are included in the predecessor exchange traded funds’ Form N-CSR, which includes the Financial Statements and Additional Information for the fiscal year ended May 31, 2026, which is available upon request. The information presented for fiscal years May 31, 2022, 2023 and 2024 in the table has been audited by each predecessor exchange traded fund’s previous independent registered public accounting firm.

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AltShares Merger Arbitrage ETF

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025	2024	2023	2022
Net asset value, beginning of period	$28.28	$26.90	$24.85	$26.12	$25.81
Income (loss) from investment operations
Net investment income (loss)(a)	0.26	0.24	0.36	0.15	(0.01)
Net realized and unrealized gains (losses) on investments and foreign currencies	1.09	1.45	1.69	(0.34)	0.32
Total from investment operations	1.35	1.69	2.05	(0.19)	0.31
Less distributions
From net investment income	(0.13)	(0.31)	—	(1.08)	—
Total distributions	(0.13)	(0.31)	—	(1.08)	—
Net asset value, end of period	$29.50	$28.28	$26.90	$24.85	$26.12
Total Return(b)	4.77%	6.32%	8.25%	(0.88)%	1.20%
Net assets, end of period (in 000s)	$103,086	$86,658	$71,129	$59,245	$78,216
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)	0.81%	0.75%	0.83%	0.76%	0.76%
Net expenses after advisory fees waived and expenses reimbursed(c)(d)	0.65%	0.55%	0.63%	0.56%	0.60	%(e)
Net investment income (loss)	0.88%	0.85%	1.37%	0.56%	(0.02)%
Portfolio turnover rate	399%	431%	550%	449%	414%
(a)
Per share amounts were calculated using average shares outstanding for the year.
(b)
Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)
Dividend expense totaled 0.06%, 0.00%, 0.08%, 0.01% and 0.01% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023, 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.00%, 0.00%, 0.00% and 0.00% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(d)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 0.59%, 0.55%, 0.55%, 0.55% and 0.59% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(e)
Reflects the Adviser’s contractual advisory fee limit.
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  PROSPECTUS | SEPTEMBER 25 • 2026

FINANCIAL HIGHLIGHTS

AltShares Event-Driven ETF

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
2026		2025		2024	2023	2022(a)
Net asset value, beginning of period	$11.15		$9.85	$9.26	$9.64	$13.27
Income (loss) from investment operations
Net investment income (loss)(b)	0.07		0.07	0.04	0.03	(0.02)
Net realized and unrealized gains (losses) on investments and foreign currencies	1.23(c	)	1.31	0.61	(0.18)	(1.20)
Total from investment operations	1.30		1.38	0.65	(0.15)	(1.22)
Less distributions
From net investment income	(0.05)		(0.07)	(0.06)	(0.01)	—
From net realized gains	(0.50)		(0.01)	—	(0.22)	(2.41)
Total distributions	(0.55)		(0.08)	(0.06)	(0.23)	(2.41)
Net asset value, end of period	$11.90		$11.15	$9.85	$9.26	$9.64
Total Return(d)	11.85	%(c)	14.01%	7.01%	(1.47)%	(10.57)%
Net assets, end of period (in 000s)	$12,252		$5,235	$4,525	$2,772	$2,789
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.26%		1.31%	1.30%	1.28%	3.20%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	1.26%		1.31%	1.30%	1.28%	1.52%
Net investment income (loss)	0.63%		0.69%	0.41%	0.31%	(0.20)%
Portfolio turnover rate	381%		480%	407%	400%	231%
(a)
The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund – Class I. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund.
(b)
Per share amounts were calculated using average shares outstanding for the year.
(c)
The Adviser has reimbursed the Fund $1,125 for a trading error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)
Dividend expense totaled 0.01%, 0.05%, 0.05%, 0.03% and 0.17% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.00%, 0.00%, 0.00% and 0.11% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.
(f)
Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 1.25%, 1.26%, 1.25%, 1.25% and 1.24% of average net assets for the years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.

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If you would like more information about the Funds and the Trust, the following documents are available free, upon request:

Annual/Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. The annual report explains the market conditions and investment strategies that significantly affected the Funds’ performance during the preceding fiscal year, and Form N-CSR includes the Funds’ annual and semi-annual financial statements. Each Fund is newly organized and is a successor to a predecessor exchange traded fund with the same name. The performance information for each Fund shown in this Prospectus reflects the performance of its predecessor exchange traded fund, and additional information regarding each predecessor exchange traded fund’s investment operations and historical performance is available in each predecessor exchange traded fund’s shareholder report and other filings, as described below.

Statement of Additional Information

Additional information about the Funds is included in the SAI, which is hereby incorporated by reference in its entirety.

Information about each Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website,
www.altsharesetfs.com.

To obtain a free copy of the SAI, the annual and semi-annual reports, the Funds’ financial statements or other information about the Funds, including the Funds’ proxy voting record for the most recent 12-month period ended June 30 (or, for the Funds’ predecessor exchange traded funds, the applicable predecessor’s proxy voting record for that period), or to make shareholder inquiries about the Funds, please call (855) 955‑1607. You may also write to: The Arbitrage Funds, 104 Fifth Avenue, 9th Floor, New York, NY 10011.

The SAI, the annual and semi-annual reports, and other information such as the Funds’ financial statements and proxy voting record, are also available free of charge on the Funds’ website, www.altsharesetfs.com/resources, and on the SEC’s website, as discussed below. Information relating to the predecessor exchange traded funds is also available on the SEC’s website.

Reports and other information about the Funds, including reports and other information relating to the predecessor exchange traded funds, are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Investment Company Act File # 811-23475

THE ARBITRAGE FUNDS

Arbitrage Fund Class R Shares (Nasdaq Symbol: ARBFX) Class I Shares (Nasdaq Symbol: ARBNX) Class C Shares (Nasdaq Symbol: ARBCX) Class A Shares (Nasdaq Symbol: ARGAX)	Water Island Event-Driven Fund Class R Shares (Nasdaq Symbol: AEDFX) Class I Shares (Nasdaq Symbol: AEDNX) Class A Shares (Nasdaq Symbol: AGEAX)
Water Island Credit Opportunities Fund Class R Shares (Nasdaq Symbol: ARCFX) Class I Shares (Nasdaq Symbol: ACFIX) Class A Shares (Nasdaq Symbol: AGCAX)

STATEMENT OF ADDITIONAL INFORMATION

Dated September 25, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the Class R, Class I, Class C, and Class A shares of Arbitrage Fund and the Class R, Class I, and Class A shares of the Water Island Event-Driven Fund and Water Island Credit Opportunities Fund, dated September 25, 2026, a copy of which may be obtained, without charge, by writing to the Funds’ transfer agent, SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or by calling 1-800-295-4485.

The financial statements of Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund are incorporated into this SAI by reference to the Annual Financial Statements and Additional Information of the Funds dated May 31, 2026. Copies of the Annual Financial Statements and Additional Information may be obtained by calling 1-800-295-4485.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

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THE TRUST

The Arbitrage Funds (the “Trust”) is a Delaware statutory trust, which was organized on December 22, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers five series of shares to investors, three of which are described in this SAI: Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund (each a “Fund” and, collectively, the “Funds”). Water Island Capital, LLC (the “Adviser”), serves as the investment adviser to the Funds. Each of the Funds is a diversified series of the Trust. The Trust also offers two series that operate as exchange-traded funds: AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF; each are described in a separate prospectus and statement of additional information. The Trust may create other series and offer shares of such new series under the Trust at any time.

Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate class vote is required by the 1940 Act, or when the matter affects only the interest of a particular class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Board of Trustees of the Trust (the “Board” or the “Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares so long as the proportionate beneficial interests in the assets belonging to the Fund are in no way affected. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund will be entitled to share pro rata in the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each class of shares of a Fund (“Class”) represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (1) Class R shares, Class C shares, and Class A shares bear 12b-1 distribution and/or service fees (see “Distribution Plan”) and Class I shares are not subject to such fees; (2) Class A shares of the Funds are sold subject to a front-end sales charge, as described in the Funds’ prospectus; (3) there is a 1% contingent deferred sales charge (“CDSC”) on Class C shares if sold within 12 months of purchase and a CDSC may be imposed on certain purchases of Class A shares, as more fully described in the prospectus; (4) Class I shares are available for purchase only by shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service or distribution fee from the Fund or the Fund’s investment adviser; (5) Class A and Class C shares are available for purchase only by shareholders who invest through a broker-dealer, financial institution or servicing agent and are not available for purchase directly from a Fund; (6) certain Class-specific expenses may be borne solely by the Class to which such expenses are attributable, including but not limited to transfer agent fees attributable to a specific Class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific Class of shares, registration fees incurred by a specific Class of shares, the expense of administrative personnel and services required to support the shareholders of a specific Class of shares, litigation or other legal expenses relating to a Class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific Class of

3

shares and accounting fees and expenses relating to a specific Class of shares; and (7) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Trustees have authority, without obtaining shareholder approval, to combine two or more classes of a Fund into a single class of such Fund (but the Trustees may not combine a class having outstanding shares unless the Trustees determine that such combination is in the best interests of the shareholders). The Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

STRATEGIES, SECURITIES AND RELATED RISKS

Subject to the investment policies and restrictions described in the prospectus and this SAI, the below table indicates which Funds may have exposure to the following securities or their attendant risks or may pursue any of the following investment strategies. The following descriptions supplement the descriptions of investment objectives, strategies, and related risks of each Fund described in the prospectus. The information below does not describe every type of investment, technique, or risk to which a Fund may be exposed.

Security/Strategy	Arbitrage Fund	Water Island Event- Driven Fund	Water Island Credit Opportunities Fund
Artificial Intelligence	X	X	X
Capital Structure Arbitrage	X	X	X
Cash Management/Temporary Investments	X	X	X
Cleared Swaps	X	X	X
Common Stocks	X	X	X
Convertible Arbitrage	X	X	X
Convertible Securities	X	X	X
Credit Default Index Swaps	X	X	X
Credit Default Swaps	X	X	X
Cybersecurity Risks	X	X	X
Debt Securities	X	X	X
Depositary Receipts	X	X	X
Derivatives	X	X	X
Distressed Securities	X	X	X

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Security/Strategy	Arbitrage Fund	Water Island Event- Driven Fund	Water Island Credit Opportunities Fund
Emerging Markets Investments	X	X	X
Event-Driven Strategies	X	X	X
Exchange-Traded Funds	X	X	X
Exchange-Traded Notes	X	X	X
Financial Institution Obligations	X	X	X
Foreign Corporate Debt Obligations	X	X	X
Foreign Currency Transactions and Hedging	X	X	X
Foreign Investments	X	X	X
Futures Contracts and Related Options	X	X	X
Geographic Focus	X	X	X
Illiquid Securities	X	X	X
Initial Public Offering Risk	X	X	X
Leverage	X	X	X
Loans and other Debt Instruments	X	X	X
Master Limited Partnerships	X	X	X
Merger Arbitrage	X	X	X
Options Transactions	X	X	X
Over-the-Counter Options	X	X	X
Pandemic and Natural Disaster Risk	X	X	X
Passive Foreign Investment Companies	X	X	X

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Security/Strategy	Arbitrage Fund	Water Island Event- Driven Fund	Water Island Credit Opportunities Fund
Preferred Stocks	X	X	X
Private Placement and Restricted Securities	X	X	X
Real Estate Investment Trusts	X	X	X
Registered Investment Companies	X	X	X
Sector Risk	X	X	X
Securities Lending	X	X	X
Senior Loans	X	X	X
Short Sales	X	X	X
Special Purpose Acquisition Companies	X	X	X
Swap Agreements	X	X	X
Tax Risks	X	X	X
U.S. Government Securities	X	X	X
Valuation Risks	X	X	X
Warrants	X	X	X
When-Issued, Forward Commitment and Delayed Settlement Securities	X	X	X

ARTIFICIAL INTELLIGENCE

Each Fund and its service providers, including the Adviser, may utilize artificial intelligence ("AI") technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Funds may utilize AI in their business activities. While the Adviser may restrict certain uses of AI tools, the Funds and the Adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges, and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without

6

mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology's effectiveness and reliability. The complexity of AI systems raises significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI's role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI's impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI's use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Funds.

CAPITAL STRUCTURE ARBITRAGE

This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, a Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve a Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

CASH MANAGEMENT/TEMPORARY INVESTMENTS

In addition to the ability to utilize the following types of assets during normal market conditions, each Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Fund may invest a substantial portion of, or may temporarily invest substantially all of, its assets in cash or cash equivalents. A Fund may invest its assets in:

●	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States (the “U.S.”) Government, its agencies, or instrumentalities;

●	commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

●	repurchase agreements; and

●	investment companies that invest primarily in such instruments.

To the extent a Fund invests in these short-term investments, the Fund may not realize its investment objective and may also be subject to additional risks.

CLEARED SWAPS

Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and Commodity Futures Trading Commission (“CFTC”) approval of contracts for central clearing. As of the date of this SAI, the CFTC has designated certain types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it

7

is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional risks not involved with uncleared swaps. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker or directly with a counterparty. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Risks Associated with Cleared Swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have adopted regulations imposing certain margin requirements, including minimums, on uncleared swaps. After being phased in with respect to market participants that meet certain requirements, these regulations could change this comparison to cleared swaps.

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Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

COMMON STOCKS

Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities, and money market investments. This may not be true currently or in the future. The market value of all securities, including common stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in a Fund only as a part of your overall investment portfolio.

CONVERTIBLE ARBITRAGE

Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. A Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, a Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, a Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

CONVERTIBLE SECURITIES

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

CREDIT DEFAULT INDEX SWAPS

A credit default index swap (“CDX”) is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio

9

of credit default swaps or bonds with a CDX than it is to buy many credit default swaps to achieve a similar effect. A new series of CDX is issued every six months. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded. See “SWAP AGREEMENTS” below and “CLEARED SWAPS” above for a general discussion on the risks related to swap agreements and CDX, respectively.

CREDIT DEFAULT SWAPS

The Funds may enter into credit default swap agreements, which may have as reference obligations securities that are or are not currently held by the Funds. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk, and credit risk. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission (“SEC”) and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could adversely affect a Fund’s ability, among other things, to effectively utilize credit default swaps. See “SWAP AGREEMENTS” below for a discussion on the risks related to swap agreements in general.

CYBERSECURITY RISKS

The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

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DEBT SECURITIES

The Funds may invest, and Water Island Credit Opportunities Fund will invest primarily, in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor’s or Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Funds may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility, and market prices of high yield securities tend to reflect economic downturns and rising interest rates more than higher-rated securities do — both through price declines and through a higher incidence of issuer insolvency and default. Issuers of high yield securities may be of low creditworthiness, and their securities may be subordinated to the claims of senior lenders. Highly leveraged issuers experiencing financial stress may have difficulty servicing principal and interest, meeting projected business goals, or obtaining additional financing; if an issuer defaults, a Fund (or an underlying registered investment company) may incur additional expenses seeking recovery. High yield securities structured as zero coupon or pay-in-kind securities tend to be more price-volatile than securities that pay interest periodically in cash, since their prices are affected to a greater extent by interest rate changes.

Certain securities held by a Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of a Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. A Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, a Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under tax law. Accordingly, a Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

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Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests. To the extent that a Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. A Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

DEPOSITARY RECEIPTS

The Funds may invest in foreign securities by purchasing sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the U.S. and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Funds’ investment policies, ADRs, GDRs, and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, or EDR representing ownership of common stock will be treated as common stock.

In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the depositary holder. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. In addition, the issuers of securities underlying unsponsored depositary receipts may be subject to less stringent government supervision.

DERIVATIVES

In general, a derivative instrument typically involves leverage, and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which a Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts, which are described separately in this SAI.

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Risk Factors for Derivatives. There are significant risks that apply generally to derivatives transactions, including:

●	Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which a Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

●	Counterparty Risk — the risk that a derivatives transaction counterparty will be unable or unwilling to make payments or otherwise honor its obligations to a Fund and the related risks of having concentrated exposure to such a counterparty. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. A Fund will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with entities deemed creditworthy.

●	Credit Risk — the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

●	Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a derivative.

●	Illiquidity Risk — the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that a Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for a Fund to unwind its position in a derivative without incurring substantial losses (if at all). Certain OTC derivatives, including swaps and OTC options, involve substantial illiquidity risk. Illiquidity may also make it more difficult for a Fund to ascertain a market value for such derivatives. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

●	Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could

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receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

●	Legal Risk — the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

●	Leverage Risk — the risk that a Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

●	Market Risk — the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, a Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

●	Operational Risk — the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

●	Valuation Risk — the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

●	Volatility Risk — the risk that the value of derivatives will fluctuate significantly within a short time period.

Rule 18f-4 under the 1940 Act. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program (“DRMP”) administered by a derivatives risk manager that is appointed by and overseen by the fund’s board of trustees, and to comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” Funds that use derivative instruments in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, are not subject to the full requirements of Rule 18f-4 but must adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds are subject to reporting and recordkeeping requirements regarding their derivatives use. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of Rule 18f-4 or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to Rule 18f-4 but are still subject to other provisions of the 1940 Act.

Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard

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settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

The Funds have established a DRMP and appointed a derivatives risk manager to administer the DRMP, consistent with Rule 18f-4. The rule may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives by registered investment companies, such as the Funds, which could significantly affect their use. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Additional Government Regulation of Derivatives. The Dodd-Frank Act and similar legislation in the European Union and elsewhere may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Act substantially increases regulation of the over-the-counter derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving certain instruments that are standardized and highly liquid and that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap,” which terms generally include over-the-counter derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Dodd-Frank Act, a Fund may be subject to additional recordkeeping and reporting requirements.

The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association for the Funds. The Funds are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

DISTRESSED SECURITIES

A Fund’s investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, and notes, typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

EMERGING MARKETS INVESTMENTS

Each Fund may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

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Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the U.S. and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political, and economic stability characteristic of the U.S. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the U.S. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the U.S. Emerging securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the U.S. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

EVENT-DRIVEN STRATEGIES

Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies. Event-driven strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated. The Fund may be unable to hedge against market fluctuations or other risks.

EXCHANGE-TRADED FUNDS

A Fund, subject to its investment strategies and policies, may purchase shares of exchange-traded funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An index-based ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error is the divergence of an ETF’s performance from that of its underlying index, and may arise due to, among other things, an imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. An ETF may also be actively managed. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. Also, even though the market price of an ETF is derived from the securities it owns, such price may be at, above, or below the ETF’s NAV. See also “Registered Investment Companies” below.

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EXCHANGE-TRADED NOTES

An exchange-traded note (“ETN”) is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.

FINANCIAL INSTITUTION OBLIGATIONS

Each Fund may invest in financial institution obligations, including certificates of deposit, bankers’ acceptances, and time deposits. Certificates of deposit represent an institution’s obligation to repay deposited funds at a specified interest rate over a given period; bankers’ acceptances are negotiable obligations of a bank to pay a draft drawn by a customer, usually backed by goods in international trade; and time deposits are non-negotiable bank deposits earning a specified rate over a given period. Certificates of deposit and fixed time deposits are payable at a stated maturity date and fixed rate, and generally may be withdrawn on demand, though early withdrawal may incur penalties that reduce the Fund’s performance. Fixed time deposits do not always have a secondary market, but the Fund may transfer its beneficial interest in them to third parties without contractual restriction.

Each Fund may also invest in Eurodollar certificates of deposit (issued outside the U.S. by foreign or domestic banks), Yankee certificates of deposit (issued in the U.S. by a U.S. branch of a foreign bank), Eurodollar time deposits (deposits in a foreign branch of a U.S. or foreign bank), and Canadian time deposits (issued by Canadian offices of major Canadian banks) — each U.S. dollar-denominated.

FOREIGN CORPORATE DEBT OBLIGATIONS

The foreign corporate debt obligations in which the Funds may invest include investment-grade notes and non-investment grade notes, bonds, debentures, and commercial paper.

Specifically, the Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated corporate debt obligations of foreign companies without regard to ratings criteria. The Funds also may invest in U.S. dollar-denominated and non-U.S. dollar-denominated sovereign debt obligations of developed countries without regard to ratings criteria.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce a Fund’s income without providing a tax credit for the Fund’s shareholders.

FOREIGN CURRENCY TRANSACTIONS AND HEDGING

Spot Transactions. A foreign exchange spot transaction (“FX spot”) is an agreement between two parties to buy one currency against selling another at an agreed price (the “spot exchange rate”) for settlement on

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the spot date. Each Fund may settle foreign-currency-denominated holdings on a spot basis. Although a Fund values its assets daily in U.S. dollars, it does not intend to convert its foreign currency holdings into U.S. dollars daily, but may do so from time to time, and investors should be aware of the resulting costs of currency conversion. Foreign exchange dealers do not charge a conversion fee but realize a profit on the spread between their buying and selling prices for a currency; thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund wish to resell that currency to the dealer. Unlike forward contracts and currency futures, which involve trading a currency pair at a predetermined price at some future date, the currencies underlying a spot transaction are exchanged on settlement date.

Forward Contracts. A forward currency contract is an agreement — individually negotiated and privately traded between currency traders (usually large commercial banks) and their customers — to purchase or sell a specific currency at a price set when the contract is entered into, for settlement at a future date. Forward contracts seek to protect against uncertainty in the level of future foreign exchange rates. A Fund may enter into a forward contract to “lock in” the U.S. dollar price of a foreign-currency-denominated security between trade date and settlement, or when the Adviser believes a currency may deteriorate relative to the U.S. dollar. A Fund’s currency hedges are generally sized to the value of the currency exposure being hedged, which — particularly in the case of a pending merger or similar transaction — may exceed the current market value of the portfolio securities to which the hedge relates. Because the future value of foreign-currency-denominated securities cannot be predicted precisely, a Fund cannot exactly match contract amounts to security values. Short-term currency market movements are also difficult to project, making successful execution of a short-term hedging strategy uncertain. Accordingly, a Fund may need to purchase or sell additional currency to true up a position at settlement (and bear the expense of doing so). Each Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.

Forward contracts in which a Fund may engage include physically-settled foreign exchange forwards, which require the actual exchange of the principal amounts of the two currencies in the contract. When a Fund enters into such a forward, it relies on the counterparty to make or take delivery of the underlying currency at maturity; failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency it must deliver through the sale of portfolio securities denominated in that currency or through conversion of other Fund assets into that currency.

A non-deliverable forward is a forward contract settled on a net cash basis without physical exchange of the underlying currencies. Non-deliverable forwards are contracts in which one party agrees to make a payment to the other based on the change in market value or level of a specified currency, and the counterparty agrees to make payment based on the return of a different specified currency. A significant or sustained adverse movement in the referenced currency could result in a loss approaching the full notional value of the contract. A Fund’s use of non-deliverable forwards is subject to the risk management framework described under “DERIVATIVES—Rule 18f-4 under the 1940 Act” above.

Currency Futures Contracts. A Fund may purchase and sell currency futures to increase or decrease its exposure to different foreign currencies; the uses and risks of currency futures are similar to futures relating to securities or indices. A foreign currency futures contract obligates the parties to deliver or acquire a specified amount of currency at a specified price and future time, and may be cash-settled rather than settled through physical delivery. Currency futures resemble forward contracts except that they are exchange-traded, subject to margin requirements, and standardized as to size and delivery date; most currency futures contracts call for payment or delivery in U.S. dollars. See “Futures Contracts and Related Options” below for margin, marking-to-market, and other mechanics generally applicable to the Funds’ futures positions.

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Currency Options. A Fund may also purchase and write currency options to increase or decrease its exposure to different foreign currencies; the uses and risks of currency options are also similar to options on securities or indices. The underlying instrument of a currency option may be a foreign currency, generally purchased or delivered in exchange for U.S. dollars, or a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Risks of Currency Transactions. Currency exchange transactions involve a significant degree of risk and the markets in which currency transactions are effected are highly volatile, specialized, and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, counterparty default, and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular foreign currency transactions. A Fund could experience losses if its currency forward or futures positions are poorly correlated with its other investments, or if it cannot close a position in an illiquid market. A currency hedge is designed to protect a foreign-denominated security from a decline in that currency’s value — it will not protect against a price decline caused by deterioration in the issuer’s creditworthiness — and because a Fund’s foreign-denominated investments may respond to factors other than exchange rates, currency positions may not exactly track portfolio value over time. A Fund will incur transaction costs, including trading commissions, in connection with certain currency transactions.

FOREIGN INVESTMENTS

Subject to each Fund’s investment policies and quality standards, each Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depositary Receipts and listed on domestic securities exchanges or traded in the U.S. on over-the-counter markets.

Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory, and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities, or obtain exposure to them, or transfer a Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social

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instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

Currency Risk and Exchange Risk. Securities in which a Fund invests, or to which it obtains exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly, when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk,” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers, and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which a Fund invests, or to which it obtains exposure, are generally held outside the U.S. in foreign banks and securities depositories. Each Fund’s custodian is the Fund’s “foreign custody manager” as provided in Rule 17f-5 under the 1940 Act. The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell, and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody, and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

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Dividends and interest on, and proceeds from the sale of, foreign securities a Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply. See “Taxation.”

Additional Risks of Global Markets. From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Tensions, war, or open conflict between nations could affect the economies of many nations, including the U.S. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets and negatively affect the value and liquidity of a Fund’s investments.

FUTURES CONTRACTS AND RELATED OPTIONS

Each Fund may purchase or sell stock index futures contracts and options thereon, including as a substitute for a comparable market position in the underlying securities. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying asset. The extent of a Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. Each Fund may engage in related closing transactions with respect to options on futures contracts. A Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract, and that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its

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position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Each Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. Each Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract.

Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Funds and claim an exclusion from the definition of the term “commodity pool operator” under the CEA with respect to the Funds. The Adviser therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of each Fund’s investment strategies. Although the Adviser expects to be able to execute each Fund’s strategies within the limitations, performance could be adversely affected.

GEOGRAPHIC FOCUS

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. To the extent a Fund focuses on a specific region, it will be more exposed

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to that region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia, can be interdependent and may be adversely affected by the same events.

ILLIQUID SECURITIES

An illiquid security is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities, repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined to be liquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and securities such as repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, an institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

The Funds have adopted and implemented a liquidity risk management program. This program seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that a Fund would be unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has designated the Adviser as the administrator of the liquidity risk management program.

INITIAL PUBLIC OFFERING RISK

Each Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to such Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. As a result, IPOs performance can be more volatile and they face greater risk of business failure, affecting the Fund’s portfolio.

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LEVERAGE

Each Fund may borrow from banks to increase its portfolio holdings of securities. This borrowing is known as leverage. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund would be required to dispose of some of its portfolio holdings within three days (excluding Sundays and holidays) in order to reduce such Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The Trust, on behalf of the Funds, has entered into an agreement with the Funds’ custodian which enables the Funds to participate in a $100 million unsecured uncommitted revolving line of credit (the “Uncommitted Line”). Borrowings under the Uncommitted Line are made solely to temporarily finance the purchase or sale of securities or to temporarily fund shareholder redemptions. The Funds may borrow up to the maximum amount allowable under their current prospectus and SAI, subject to various other legal, regulatory, or contractual limits, including the asset coverage limits in the Uncommitted Line and under the 1940 Act. Borrowing results in interest expense and other fees and expenses for the Funds that may impact a Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Fund’s yield. If a Fund borrows pursuant to the Uncommitted Line, it is charged interest at a variable rate, which is currently based off the higher of the federal funds rate plus 1.35% and the overnight bank funding rate plus 1.35%. For the purpose of calculating the effective interest rate, if the federal funds rate or the overnight bank funding rate shall be less than zero, then such rate shall be deemed to be zero. The availability of funds under the Uncommitted Line can be affected by other participating Funds’ borrowings under the Uncommitted Line. Also, there is no guarantee that the Uncommitted Line will be available to the Funds. As such, a Fund may be unable to borrow (or borrow further) under the Uncommitted Line if the Uncommitted Line is not available.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of such Fund’s agreement with its lender, the asset value per share of such Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

LOANS AND OTHER DEBT INSTRUMENTS

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other

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parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Funds to supply additional cash to the borrower on demand.

MASTER LIMITED PARTNERSHIPS

A Fund may invest in master limited partnerships (“MLPs”), which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MERGER ARBITRAGE

Each Fund may utilize merger arbitrage as an investment strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common arbitrage activity, and the approach a Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. Each Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

A corporation’s minority shareholders may have a statutory right of appraisal to have a fair stock price determined by a judicial proceeding or by an independent valuator, which obligates the acquiring corporation to repurchase the shares at the determined price. Appraisal rights are a protection for minority shareholders that prevent the acquiring company in a merger from paying less than the acquired company is worth to shareholders. However, there is no guarantee that exercising appraisal rights will result in a Fund receiving an amount greater than the previously paid share price. There is a risk that a Fund exercising appraisal rights may receive less value. Moreover, a Fund exercising appraisal rights may be subject to additional costs of the appraisal proceeding without receiving an increased return on its investment if the appraisal does not result in a higher share price. A Fund exercising appraisal rights may also experience

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limited liquidity on its investment while the subject securities are being appraised, which may limit the Fund’s ability to pursue other investments and achieve its investment objective.

OPTIONS TRANSACTIONS

Each Fund may write both covered and uncovered options. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

●	the writer of an option may be assigned an exercise at any time during the option period;
●	disruptions in the markets for underlying instruments could result in losses for options investors;
●	imperfect or no correlation between the option and the securities being hedged;
●	the insolvency of a broker could present risks for the broker’s customers; and
●	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type, and duration of the options.

By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. A Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

Each Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to such Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, such Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by such Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

It is the present intention of the Adviser, with respect to each Fund other than Water Island Credit Opportunities Fund, not to commit greater than 25% of a Fund’s net assets to option strategies.

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Writing Covered Call Options. Each Fund may write covered call options on equity securities to earn premium income, to ensure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period. The principal reason for a Fund to write call options on securities held by such Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased or to earn premium income. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. A put option is “covered” if a Fund is short the underlying security subject to the put option at all times during the option period.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Writing Uncovered Options. In addition to covered options, each Fund may sell “uncovered” call and put options. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

The Funds’ ability to write call or put options may be limited by margin requirements and other federal securities rules or regulations and is subject to the requirements of Rule 18f-4 as described in the “DERIVATIVES—Rule 18f-4 under the Investment Company Act of 1940” section above.

OVER-THE-COUNTER OPTIONS

A Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a

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premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is each Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

PANDEMIC AND NATURAL DISASTER RISK

The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. In addition to widespread disease, including the novel coronavirus disease (COVID-19) and other pandemics and epidemics, natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena, generally have been, and can be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The impact of infectious diseases and natural or environmental disasters in developing or emerging market countries may be greater due to limited health care and other resources. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent each Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to successfully execute its investment strategy or achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.

PASSIVE FOREIGN INVESTMENT COMPANIES

If a Fund purchases shares in passive foreign investment companies (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described below. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying regulated investment company income to the Fund unless such amounts were also distributed to the Fund.

Alternatively, each Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.

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By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from distributions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax election, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

PREFERRED STOCKS

Each Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placement and Restricted Securities

The Funds may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. As a result of the absence of a public trading market, privately placed securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Where registration is required for restricted securities, a considerable time period may elapse between the time a Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets, or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

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REAL ESTATE INVESTMENT TRUSTS

A real estate investment trust (“REIT”) is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on net income and net realized gains distributed to its shareholders if, among other things, it distributes substantially all of its taxable income (other than net capital gains) and certain other amounts for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in a Fund’s fee table.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants, especially in light of the effects of COVID-19 or potential future pandemics. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free “pass-through” of income under the Code, including regulations thereunder and Internal Revenue Service (“IRS”) interpretations or similar authority upon which a Fund may rely, or its failure to maintain exemption from registration under the 1940 Act.

REGISTERED INVESTMENT COMPANIES

Each Fund may invest in shares of registered investment companies to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. The 1940 Act generally permits a Fund to purchase securities of other investment companies where no more than 10% of the value of the Fund’s total assets would be invested in such securities, no more than 5% of the Fund’s total assets would be invested in shares of any one investment company, and the Fund would hold no more than 3% of the outstanding voting securities of any investment company.

Fund of fund arrangements must comply with the provisions of the 1940 Act, Rule 12d1-4 under the 1940 Act, or another rule. Pursuant to Rule 12d1-4, a Fund is permitted to exceed the limits of Section 12 of the 1940 Act, described above, if the Fund complies with Rule 12d1-4’s conditions, which contain elements from the SEC’s prior exemptive orders permitting fund of funds arrangements, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. The limits on control and voting do not apply if the funds are affiliated and in the same group of investment companies.

The Adviser may be deemed to have a conflict of interest when determining whether to invest or maintain a Fund’s assets in an affiliated underlying fund. The Adviser would seek to mitigate this conflict of interest, however, by undertaking to waive a portion of a Fund’s advisory fee equal to the advisory fee it receives from the affiliated underlying fund on the Fund’s assets invested in the affiliated underlying fund. The Adviser and its affiliates may derive indirect benefits such as increased assets under management from investing Fund assets in an affiliated underlying fund, which benefits would not be present if investments were made in unaffiliated underlying funds. In addition, although the Adviser will waive a portion of a Fund’s advisory fee (as previously described), the Fund will indirectly bear its pro rata share of an affiliated underlying fund’s other fees and expenses, and such fees and expenses may be paid to the Adviser or its affiliates or a third party.

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Investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and ETFs which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and the Adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Registered investment companies in which the Funds may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If a Fund invests in a money market fund with a floating NAV, the impact on the trading and value of the money market instruments may negatively affect a Fund’s return potential.

An investment in an ETF or a closed-end fund generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF or a closed-end fund can fluctuate within a wide range, and the Fund could lose money investing in such a fund if the prices of the securities owned by it go down. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of their shares may trade at a discount to their net asset value; (ii) an active trading market for their shares may not develop or be maintained; or (iii) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

SECTOR RISK

From time to time, based on market or economic conditions or investment opportunities, a Fund may have significant investments in one or more sectors of the market. When a Fund invests a substantial portion of

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its assets in a particular sector or sub-sector of the economy, the Fund’s investments are not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, a Fund that invests more heavily in one sector of the market may see its performance be especially sensitive to developments that significantly affect that sector. In addition, a sector may also react in the same way to economic, political or regulatory events and a Fund’s performance may be affected if the sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors may adversely affect performance.

SECURITIES LENDING

The Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash maintained on a current basis at an amount at least equal to the market value of the securities loaned (100% collateral). The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act. The amount of such collateral investment may be substantial. The Funds have a Securities Lending Agreement with their custodian bank, pursuant to which the custodian serves as securities lending agent and manages the securities lending on behalf of the Funds. The aggregate value of securities loaned by a Fund at a given time will not exceed one-third of the value of the total assets of the Fund making the loan. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the Fund’s investment. A Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Funds’ prospectus and this SAI.

Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. This risk could be greater for foreign securities. In the Funds’ securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

The services provided by the securities lending agent include selection of securities to be loaned; entering into loan agreements with borrowers previously approved by the Funds’ Board; negotiating loan terms; delivery of documents to the Funds; receiving and holding collateral on the Funds’ behalf; marking loaned securities and collateral to their market value; investing cash collateral in accordance with instructions from the Funds; and recordkeeping for transactions under the securities lending agreement.

There were no securities lending activities for the Funds’ most recently completed fiscal year.

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SENIOR LOANS

Senior Loans are loans made to borrowers that may be corporations, partnerships, or other entities (each a “Borrower”). Investing in Senior Loans involves investment risk, and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of high yield bonds, although Senior Loans typically are senior and secured, whereas high yield bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a Borrower’s default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. No active trading market may exist for certain Senior Loans, which may impair the ability of a Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

SHORT SALES

Each Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. A Fund must comply with Rule 18f-4 with respect to its short sale borrowings, which are considered derivative transactions under the Rule. See the “DERIVATIVES—Rule 18f-4 under the Investment Company Act of 1940” section above. Until a Fund replaces a borrowed security, the Fund will adhere to requirements set forth in that section.

Special Purpose Acquisition Companies

The Funds may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Funds may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, a Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Funds may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause a Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years).

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Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

SWAP AGREEMENTS

Each Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Each Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. A Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

Each Fund may also enter into credit default index swaps and credit default swaps, as described above in this section of the SAI.

General Characteristics of Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

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(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by a Fund at inception, most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund). In addition, these transactions are subject to the risks and requirements outlined in the “DERIVATIVES” section above.

Risks Associated with Swap Agreements. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause each Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Funds’ ability to use swap agreements. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

TAX RISKS

The U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including, among other issues, identifying deferred losses from wash sales or realized gains from constructive sales. Such uncertainty may cause the Fund to be exposed to unexpected tax liability or loss of pass-through tax status.

U.S. GOVERNMENT SECURITIES

The Funds may invest in a variety of U.S. Treasury obligations, including bills, notes, and bonds. These obligations differ only in terms of their interest rates, maturities, and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.

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Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

VALUATION RISKS

For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Funds are required to fair value their investments. The Funds’ Board of Trustees has designated the Adviser as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the Adviser, subject to the Board’s oversight. The Adviser has a Fair Valuation Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Fair Valuation Committee reports its determinations to the Board. The Funds may rely on the quotations furnished by pricing services or other third parties, including broker dealers and counterparties to price portfolio securities and other assets for which there is no readily available or reliable market quotation. Such reliance carries with it the risk that the quotations may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, a Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the value of a particular asset and thus the net asset value of the Fund. In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not able to purchase or sell the Fund’s shares.

WARRANTS

Each Fund may invest a portion of its assets in warrants only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT SECURITIES

Each Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When a Fund engages in when-

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issued, forward commitment or delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. If the transaction is collateralized, the exchange of margin may take place between the Fund and the counterparty according to an agreed-upon schedule. Generally, a Fund will record the transaction and reflect the value of the securities each day in determining its NAV. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

As described in the “DERIVATIVES—Rule 18f-4 under the 1940 Act” section above, when-issued or forward settling securities transactions that do not physically settle within 35 days are required to be treated as derivatives transactions in compliance with Rule 18f-4 under the 1940 Act. However, when-issued or forward settling securities transactions physically settling within 35 days are deemed not to involve a senior security under Section 18 of the 1940 Act.

FUNDAMENTAL INVESTMENT POLICIES

The policies set forth below are fundamental policies of each Fund. These policies have been adopted by the Funds and may be changed only by the affirmative vote of a majority of the outstanding shares of a Fund. As used in this SAI and in the Funds’ prospectus and as defined in the 1940 Act, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the applicable Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

(2)	more than 50% of the applicable Fund’s outstanding shares.

Unless otherwise indicated, these investment policies provide that:

(1)	No Fund may issue senior securities other than to evidence borrowings or short sales as permitted under the 1940 Act.

(2)	No Fund may borrow money except that a Fund may borrow:

(a)	from banks to purchase or carry securities or other investments,
(b)	from banks for temporary or emergency purposes, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. Each Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

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(3)	No Fund may underwrite or participate in the marketing of securities issued by other persons except to the extent that a Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)	No Fund may concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing with regard to Arbitrage Fund, if a large percentage (namely, at least 50%) of mergers or other corporate events taking place within the U.S. are within one industry (for example, banking or telecommunications) over a given period of time, a large portion of Arbitrage Fund’s assets could be concentrated in that industry for that period of time; and with regard to Water Island Event-Driven Fund, if a large percentage (namely, at least 50%) of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of Water Island Event-Driven Fund’s assets could be concentrated in that industry for that period of time.

(5)	No Fund may purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent a Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(6)	No Fund may purchase or sell commodities or commodity contracts. (For purposes of this restriction, currency futures contracts, options on currency futures contracts and on currencies, and forward currency contracts are not deemed to be commodities or commodity contracts.)

(7)	No Fund may lend any of its assets, except that a Fund may lend up to 1/3 of its portfolio securities.

(8)	No Fund may purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(9)	No Fund may pledge, mortgage or hypothecate its assets, except to secure borrowings.

(10)	No Fund may invest in companies for the purpose of exercising control or management.

With respect to the fundamental policies relating to senior securities set forth in (1) above, senior securities are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 18f-4 under the 1940 Act provides an exemption to enter into certain transactions otherwise deemed to be senior securities subject to compliance with the requirements and limitations outlined in “DERIVATIVES—Rule 18f-4 under the Investment Company Act of 1940.” Thus, the fundamental policies relating to issuing senior securities set forth in (1) above will not restrict a Fund from entering into derivative transactions that are

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treated as senior securities so long as the Fund complies with Rule 18f-4 with respect to such derivatives transactions.

With respect to the fundamental policies relating to industry concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be riskier than a Fund that does not concentrate in an industry. The policies in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policies also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the Funds may rely upon available industry classifications. With respect to investments in SPACs, the Funds will generally look to the investment or investments the SPAC principally holds or intends to pursue in determining the SPAC’s principal activities and the manner in which to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government, and other investments that are not limited by the Funds’ fundamental policies on industry concentration until the SPAC identifies a suitable target for an acquisition or merger. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental policies relating to industry concentration set forth in (4) above.

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities but does require that every investment company have a fundamental investment policy governing such investments.

The Fund’s policy on pledging described above does not prevent the Fund from entering into transactions that may be viewed as involving a pledge of assets in connection with the Fund’s use of options, futures contracts, forward contracts, swaps, or other derivatives transactions, or in connection with reverse repurchase agreements, when-issued or delayed-delivery transactions, short sales, or securities lending, in each case to the extent consistent with the Fund's investment objective, policies, and Rule 18f-4 derivatives risk management program.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental policies may be amended by a majority vote of the Trustees of a Fund. The non-fundamental investment policies provide that:

(1)	No Fund will invest or knowingly purchase or otherwise acquire securities such that more than 15% of the value of its net assets will be invested in illiquid securities as such term is defined by Rule 22e-4 of the 1940 Act. Illiquid securities are those securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

(2)	No Fund may purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of such Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of a Fund’s net assets, may be warrants that are not listed on the New York Stock

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Exchange or NYSE MKT. Warrants acquired by a Fund at any time in units or attached to securities are not subject to this restriction.

(3)	Each Fund may sell securities short to the extent permitted by the 1940 Act.

(4)	No Fund may (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of such Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of such Fund’s net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(5)	No Fund may purchase or otherwise acquire the shares of any investment company or private fund if, immediately after such purchase or acquisition, such shares have an aggregate value of in excess of 10% of the value of the total assets of the Fund; provided, however, that this 10% limitation shall not apply to shares held by the Fund in: (1) reliance on Section 12(d)(1)(E) of the 1940 Act (master-feeder); (2) reliance on Rule 12d1-1 under the 1940 Act (cash sweep); (3) a subsidiary that is wholly-owned and controlled by the Fund; (4) shares received as a dividend or as a result of a plan of reorganization; or (5) shares received pursuant to SEC exemptive relief permitting the Fund to engage in interfund borrowings and lending transactions.

With respect to the non-fundamental investment policies relating to short sales, the 1940 Act permits a Fund to sell securities short subject to compliance with the requirements and limitations outlined in “DERIVATIVES—Rule 18f-4 under the Investment Company Act of 1940.”

With respect to the non-fundamental investment policies relating to investments in other investment companies set forth in (5) above, no Fund may purchase securities of other investment companies, except in accordance with the 1940 Act. The 1940 Act generally permits a Fund to purchase securities of other investment companies where no more than 10% of the value of the Fund’s total assets would be invested in such securities (the “10% limitation”), no more than 5% of the Fund’s total assets would be invested in shares of any one investment company (the “5% limitation”) and the Fund would hold no more than 3% of the outstanding voting securities of any investment company (the “3% limitation”). However, Rule 12d1-4 permits a Fund to invest in other registered investment companies subject to the Rule’s requirements as discussed in the “REGISTERED INVESTMENT COMPANIES” section above. Certain other exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. Each Fund’s shares may be purchased by other investment companies, including other Funds of the Trust.

Except with respect to the limitations on borrowing (limitation (2) of the fundamental investment restrictions above) and the limitations on purchasing illiquid securities (limitation (1) of the non-fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the SEC and is available upon request.

The Trustees serve for an indefinite term and the officers are elected annually. Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is adjudicated incompetent or is removed, or, if sooner,

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until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. It is the policy of the Board that each Trustee shall retire from the Board at the conclusion of the first meeting at which the Trustee has attained age 75. The Board’s retirement policy is subject to periodic review by the Nominating and Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers, and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Trustees Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Interested Trustee:

John S. Orrico, CFA** 104 Fifth Avenue 9th Floor New York, NY 10011 (1960)	Indefinite Since 2000	President and Chairman of the Board of Trustees	Managing Member and Co-Chief Investment Officer (March 2024–present), Managing Member and Chief Investment Officer (2000–2024), Water Island Capital, LLC, the Investment Adviser.	None	5

*           The Interested Trustee serves during the lifetime of the Trust until his successor is elected, his death, his resignation, retirement or removal, or the Trust terminates, whichever is sooner.

**         John S. Orrico, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

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Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Independent Trustees**:

John C. Alvarado (1959)	Indefinite Since 2003	Lead Independent Trustee

Independent Director (since 2003). Previously, Chief Operating Officer (2018–2025) and Chief Financial Officer (2016–2025) of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company, and Chief Financial Officer of ACES Delta, LLC (2020-2025), an advanced clean energy storage project. Prior to that, Managing Director at Alvarado Energy Advisors LLC, a boutique investment banking firm providing financial advisory services to middle market energy companies (2014-2016); and Managing Director for The Seaport Group, a credit-focused investment bank (2010-2014).

				None	5

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Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Robert P. Herrmann (1962)	Indefinite Since 2012	Trustee	Executive Director (2025-present) and Independent Director (2019-2025) of GeoWealth LLC, a technology provider in the financial services industry. Previously, Chief Executive Officer of Freedom Investment Management, Inc., a national financial advisory firm (2020–2025). Previously, President & Chief Executive Officer of Discovery Data, a leading financial services industry data provider (2009–2019).	Independent Director and Chairman of Nominating and Governance Committee of TD Funds (USA) (2014–2019); Independent Director of FundChoice Holdings LLC (2014-2018); Board Trustee, Monmouth Medical Center (2012–2024, including Board Chair 2018-2022); Advisory Board Member, Monmouth University School of Science (2017-2022); Independent Director, Delta Data (2022-2025).	5

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Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Stephen R. Byers (1953)	Indefinite Since 2016	Trustee	Independent Director (since 2011); Independent Consultant (since 2014).	Independent Director, Barings BDC (BBDC), a business development company (since 2022); Independent Chair (since 2016), Trustee (since 2011), Lead Independent Trustee (2015–2016) and Audit Committee Chair (2011−2015), Deutsche Bank db-X ETF Trust (45 portfolios); Independent Director and Audit Committee Chair (2012-2022), Lead Independent Director (2019-2022), Chairman of Sierra Special Committee (2019-2022), Sierra Income Corporation; Board Member (2016 - 2025) and Audit Committee Chair (2019 -2025), Mutual Fund Directors Forum.	5
Francis X. Tracy (1957)	Indefinite Since 2016	Trustee	Independent Director (since 2016). Previously, President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999−2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010-2014).	5

*           Each Independent Trustee serves during the lifetime of the Trust until his successor is elected, his death, his resignation, retirement or removal, or the Trust terminates, whichever is sooner.

**         Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

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Executive Officers

Name, Address and Year of Birth	Term of Office and Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Executive Officers:

Karlis Griffiths 104 Fifth Avenue 9th Floor New York, NY 10011 (1982)	One Year Since 2023	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2023–present), Compliance Officer (2023–present), and Senior Operations Analyst (2010–present), Water Island Capital, LLC.	N/A

Jonathon Hickey* 104 Fifth Avenue 9th Floor New York, NY 10011 (1980)	One Year Since 2026	Chief Financial Officer	Senior Managing Partner (2025-present), Chief Operating Officer (2016–present), Director of Operations (2011–2016), Water Island Capital, LLC; Treasurer of the Trust (2013-2026).	N/A

Chanah Bickel* 104 Fifth Avenue 9th Floor New York, NY 10011 (1980)	One Year Since 2026	Treasurer	Controller, Water Island Capital, LLC (2015–present).	N/A

Philip Channen** 104 Fifth Avenue 9th Floor New York, NY 10011 (1964)	One Year Since 2019	Chief Compliance Officer	Chief Compliance Officer, Water Island Capital, LLC (2019–present); Deputy Chief Compliance Officer, HarbourVest Partners, LLC (2017–2019).	N/A

* Effective February 10, 2026, Jonathon Hickey serves as Chief Financial Officer of the Trust and Chanah Bickel serves as Treasurer of the Trust.

** During the fiscal year ended May 31, 2026, the Chief Compliance Officer of the Trust received compensation from the Trust in the amount of $167,754.

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Qualification of Trustees

John S. Orrico has been a Trustee of the Trust since inception and is Co-Chief Investment Officer and Managing Member of the Adviser. He also currently serves as President and Chairman of the Board of the Trust. His experience and skills as a portfolio manager of Arbitrage Fund, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Messrs. Alvarado, Herrmann, Byers, and Tracy should serve as a Trustee. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Fund’s shareholders.

●	Having served as chief operating officer and chief financial officer of a private energy company, and prior to that, the managing director for an investment bank and with prior experience in internal audit, John C. Alvarado has honed his understanding of financial statements and the issues that confront businesses, and this allows him to bring to the Board valuable insights on how to address issues impacting the Funds. He is currently a financial expert of the Audit Committee and the Lead Independent Trustee of the Board. Further, Mr. Alvarado’s diligent and thoughtful service as a Trustee of the Funds since 2003 has provided him with a detailed understanding of the mutual fund industry.

●	Mr. Herrmann’s extensive experience in the financial services industry, including his experience as the chief executive officer of a financial advisory firm, as well as his prior experience as the chief executive officer of a financial services industry data provider and as the chief executive officer of two asset management firms, has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. This experience and the knowledge he has acquired about the investment management industry is valuable in helping the Funds address issues that they face, and he brings these assets to the Board in a relatable, effective way.

●	Mr. Byers has worked in the financial services industry for over 36 years with experience in finance, operations, and investment management. He has served as vice chairman and chief investment officer and chairman of investment policy and risk oversight for large investment companies and has served as a director or trustee for multiple boards, including, among others, the Mutual Fund Directors Forum, including the Graduate School of Business at the College of William and Mary, a financial corporation, and an ETF complex. Through these positions, Mr. Byers has gained an extensive knowledge and understanding of board oversight, director responsibilities, and fund governance.

●	Mr. Tracy was the President, Chief Financial Officer, Treasurer, and Secretary of a financial management company. During his tenure, he gained a deep understanding of operations, compliance, and risk management. Further, Mr. Tracy has extensive financial and investment management knowledge gained through his over 41 years of business experience and over 31 years of experience within the investment industry. He is currently the Chairman of the Audit Committee.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and

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other applicable laws. The Board has established an Audit Committee and a Nominating and Governance Committee to assist the Board in performing its oversight responsibilities.

The Board normally holds four regularly scheduled meetings each year, at least one of which normally is in person. The Board may hold special meetings, as needed, either in person, by videoconference or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled meeting of the Board. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

John S. Orrico serves as President and Chairman of the Board of the Trust. In May 2018, Mr. Alvarado was appointed Independent Lead Trustee of the Board. In this capacity, Mr. Alvarado chairs executive sessions of the Independent Trustees, advises the officers of the Funds with respect to agenda and information needs relating to Board meetings, oversees the annual self-evaluation of the Board, monitors action items developed at Board meetings, serves as a liaison between the Independent Trustees and the officers of the Funds and the Adviser, and performs such other duties as the Board or the Independent Trustees may delegate. The Trust has appointed an Independent Lead Trustee to enhance its leadership structure. The Board reviews its structure periodically and believes its leadership structure, including the appointment of an Independent Lead Trustee, is appropriate and effective, given the asset size of the Trust, number of Funds offered by the Trust, the number of Trustees overseeing the Trust, and the Board’s oversight responsibilities, as well as the Trust’s business activities.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee and Fund officers and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer (“CCO”) of the Funds who oversees the implementation and review of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Board of Trustees of the Trust has established an Audit Committee consisting of the Independent Trustees. The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees

The Board of Trustees of the Trust has established an Audit Committee, which oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The

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members of the Audit Committee are Francis X. Tracy (Chair), John C. Alvarado, Stephen, R. Byers, and Robert P. Herrmann. The Audit Committee held three meetings during the fiscal year ended May 31, 2026.

The Board has a Nominating and Governance Committee, which is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. However, while the Trust’s plan of distribution pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) under the 1940 Act is in effect, those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the plan of distribution or any related agreement, including the Distribution Agreement (as defined below) (the “Rule 12b-1 Trustees”) are responsible for the selection and nomination of those Trustees who are not “interested persons.” The Nominating and Governance Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating and Governance Committee, each of whom is a Rule 12b-1 Trustee, are Robert P. Herrmann (Chair), John C. Alvarado, Stephen R. Byers, and Francis X. Tracy. The Nominating and Governance Committee held two meetings during the fiscal year ended May 31, 2026.

The Board has not established a compensation committee. The Nominating and Governance Committee periodically reviews Trustee compensation.

Compensation

For services to the Trust, each Trustee who is not an interested person of the Trust receives an annual retainer of $70,000, paid in quarterly installments, which covers all regular, committee, and special meetings. In addition, the Lead Independent Trustee receives an annual retainer of $10,000; the Chair of the Audit Committee receives an annual retainer of $10,000; and the Chair of the Governance Committee receives an annual retainer of $2,500. Effective January 1, 2026, the Board approved: (i) the waiver of the annual retainer of $10,000 payable to the Lead Independent Trustee; (ii) the waiver of the annual retainer of $10,000 payable to the Chair of the Audit Committee; and (iii) the waiver of the annual retainer of $2,500 payable to the Chair of the Nominating and Governance Committee. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings. None of the executive officers, except for the CCO, receive compensation from the Trust.

The following table shows compensation amounts paid by the Funds to the Trustees for the fiscal year ended May 31, 2026, and reflects the compensation arrangements in effect during that fiscal year.

Name and Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees*
Interested Trustee**:
John S. Orrico	None	None	None	None

Independent Trustees:
John C. Alvarado	$77,500	None	None	$77,500
Robert P. Herrmann	$71,875	None	None	$71,875
Stephen R. Byers	$70,000	None	None	$70,000

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Name and Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees*
Francis X. Tracy	$77,500	None	None	$88,750

Nancy M. Morris***	$70,000	None	None	$81,250

*	During the fiscal year ended May 31, 2026, the registered investment companies in the Fund Complex included the Funds and the series of AltShares Trust, another registered investment company advised by the Adviser.
**	Mr. Orrico is an “interested person,” as defined by the 1940 Act, of the Trust because of his employment and relationship with the Adviser.
***	Ms. Morris resigned as a Trustee of the Trust in June 2026. Her compensation figures for the fiscal year ended May 31, 2026 remain in the table.

Fund Shares Owned by Trustees

As of September 1, 2026, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

The following table shows each current Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2025.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex*
Interested Trustee:
John S. Orrico	Arbitrage Fund	$10,001-$50,000	Over $100,000
	Water Island Event-Driven Fund	Over $100,000
	Water Island Credit Opportunities Fund	Over $100,000

Independent Trustees:

John C. Alvarado	Arbitrage Fund	$50,001-$100,000	Over $100,000
	Water Island Event-Driven Fund	$10,001-$50,000
	Water Island Credit Opportunities Fund	$10,001-$50,000

Robert P. Herrmann	Arbitrage Fund	$1-$10,000	$1-$10,000

Stephen R. Byers	Arbitrage Fund	$50,001-$100,000	Over $100,000
	Water Island Event-Driven Fund	$50,001-$100,000

Francis X. Tracy	Arbitrage Fund	Over $100,000	Over $100,000
	Water Island Event-Driven Fund	Over $100,000

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* As of December 31, 2025, the registered investment companies in the Fund Complex included the Funds and the series of AltShares Trust, another registered investment company advised by the Adviser.

In May 2012, the Board adopted a policy that each Trustee, and the adviser to the Board, shall have a minimum investment in the Funds in the aggregate of $50,000. The Board adopted the policy because it believes that it is important to align Trustee and Fund shareholder interests by defining Fund ownership guidelines for Trustees. The policy contemplates that an Independent Trustee whose investment falls below the $50,000 minimum shall be deemed to be in compliance with such policy as long as the Independent Trustee does not redeem any shares of the Funds.

Codes of Ethics

The Trust, the Adviser, and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits personnel who may have access to current trading information of the Funds to invest in securities, including, under some circumstances, securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser, and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.

Information on how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website at www.arbitragefunds.com/resources and without charge upon request by calling 1-800-295-4485 or on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A shareholder who owns beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders. As of September 1, 2026, Arbitrage Fund had 61,837,512.833 shares outstanding, Water Island Event-Driven Fund had 3,812,556.135 shares outstanding, and Water Island Credit Opportunities Fund had 18,064,276.816 shares outstanding. As of September 1, 2026, Arbitrage Fund beneficially owns a majority of the outstanding voting shares of Water Island Event-Driven Fund and therefore is deemed to be a control person of that Fund.

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of September 1, 2026.

Arbitrage Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	1,217,652	54.77%	RECORD

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Name and Address	Class R Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	421,932	18.98%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
PERSHING LLC 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	137,083	6.17%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	10,629,333	18.40%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	9,221,617	15.96%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
JOHN HANCOCK FUNDS II 200 BERKELEY ST BOSTON, MA 02116-5022	10,349,106.14	17.91%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	5,459,484	9.45%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6486	4,192,294	7.26%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
PERSHING LLC 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	3,486,410	6.03%	RECORD

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Name and Address	Class I Shares	% Ownership	Type of Ownership
WELLS FARGO BANK NA FBO OMNIBUS CASH/CASH ACCOUNT PO BOX 1533 MINNEAPOLIS, MN 55480-1533	5,459,484	9.45%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	135,925	59.32%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6486	17,130	7.48%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	23,282	10.16%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
LPL FINANCIAL A/C 10000005 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	28,436.11	12.41%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6486	618,089	39.69%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	579,866	37.24%	RECORD

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Name and Address	Class A Shares	% Ownership	Type of Ownership
UBS FINANCIAL SERVICES INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	90,720	5.83%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
PERSHING LLC 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	96,538	6.20%	RECORD

Water Island Event-Driven Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	25,745	32.04%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
AMERICAN ENTERPRISE INVESTMENT SVC FBO 41999970 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	5,742	7.15%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
VANGUARD BROKERAGE SERVICES 100 VANGUARD BLVD MALVERN, PA 19355-2331	5,048	6.28%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
THE ARBITRAGE FUND 104 FIFTH AVE FL 9 NEW YORK NY 10011-6901	2,088,887	56.61%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	521,652	14.14%	RECORD

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Name and Address	Class I Shares	% Ownership	Type of Ownership
JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR 3RD FL BROOKLYN, NY 11245-0003	374,356	10.15%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	39,989	94.37%	RECORD

Water Island Credit Opportunities Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	179,262	51.13%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
LPL FINANCIAL A/C 10000005 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	113,238	32.30%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	43,322	12.36%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	4,838,636	28.91%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
PERSHING LLC 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	4,188,990	25.03%	RECORD

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Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	3,735,839	22.32%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
NORTHWEST BANK 237 2nd AVE WARREN, PA 16365-2405	1,502,301	8.98%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
WATER ISLAND CAPITAL LLC ATTN: JOHN S ORRICO, TRUSTEE 104 FIFTH AVE FL 9 NEW YORK NY 10011-6901	4,373	81.63%	BENEFICIAL

Name and Address	Class A Shares	% Ownership	Type of Ownership
AXOS CLEARING LLC 15950 W DODGE RD STE 300 OMAHA NE 68118-4009	492	9.19%	RECORD

As of September 1, 2026, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of each Class of each Fund other than Class I Shares of Water Island Event-Driven Fund (approximately 11.80%), Class R Shares of Water Island Event-Driven Fund (approximately 7.77%), Class R Shares of Water Island Credit Opportunities Fund (approximately 1.26%)and Class A Shares of Water Island Credit Opportunities Fund (approximately 81.63%).

INVESTMENT ADVISER

Water Island Capital, LLC (the “Adviser”) is the investment adviser to the Funds. The Adviser is a limited liability corporation organized under the laws of Delaware and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. John S. Orrico is the Managing Member of the Adviser and a portfolio manager of each series of the Trust and is a control person of the Adviser. Water Island Capital, LLC is located at 104 Fifth Avenue, 9th Floor, New York, New York 10011.

The Adviser manages the investment and the reinvestment of the assets of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board.

The Adviser receives an advisory fee, payable monthly, for the performance of its services under the terms of the Investment Advisory Agreements (collectively, the “Advisory Contract”) between the Trust and the Adviser. The fee is accrued daily for the purpose of determining the offering and redemption price of a Fund’s shares. Under the Advisory Contract, the Adviser:

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(1)	manages the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention and disposition of securities in accordance with the Funds’ investment objectives;

(2)	provides all statistical, economic, and financial information reasonably required by the Funds and reasonably available to the Adviser; and

(3)	provides persons satisfactory to the Trust’s Board to act as officers of the Trust.

The Advisory Contract provides that the Funds pay all of the Funds’ expenses, including, without limitation:

(1)	the costs incurred in connection with registration and maintenance of their registration under the Securities Act, the 1940 Act and state securities laws and regulations;

(2)	preparation of and printing and mailing reports, notices, and prospectuses to current shareholders;

(3)	transfer taxes on the sales of the Funds’ shares and on the sales of portfolio securities;

(4)	brokerage commissions;

(5)	custodial and shareholder transfer charges;

(6)	legal, auditing, and accounting expenses;

(7)	expenses of servicing shareholder accounts;

(8)	insurance expenses for fidelity and other coverage;

(9)	fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act;

(10)	expenses of Trustee and shareholder meetings; and

(11)	any expenses of distributing the Funds’ shares which may be payable pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

The Funds are also liable for such nonrecurring expenses as may arise from time to time, including litigation to which a Fund may be a party. The Funds have an obligation to indemnify each of their officers and Trustees with respect to such litigation but not against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The following table shows the investment advisory fee rate payable by each Fund and the average advisory fee rate paid by the Fund (stated as a percentage of average daily net assets), after expense waivers and reimbursements, if any, for each of its last three fiscal years.

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Fund	Advisory Fee Rate (based on average daily net assets)	Average Fees Paid for Fiscal Years Ended
		May 31, 2024	May 31, 2025	May 31, 2026
Arbitrage Fund	1.25% of the first $250 million 1.20% on the next $50 million 1.15% on the next $50 million 1.10% on the next $75 million 1.05% on the next $75 million 1.00% on assets above $500 million	1.00%	1.04%	1.07%
Water Island Event-Driven Fund	1.10% on all assets	1.08%	0.94%	0.83%
Water Island Credit Opportunities Fund	0.95% of the first $250 million 0.90% on the next $500 million 0.85% on assets above $750 million	0.59%	0.58%	0.59%

The following table shows the investment advisory fees accrued by each Fund for each of its last three fiscal years.

Fund	Year Ended May 31, 2024	Year Ended May 31, 2025	Year Ended May 31, 2026
Arbitrage Fund	$11,186,745	$9,838,233	$8,579,884
Water Island Event-Driven Fund	$1,201,648	$748,392	$604,682
Water Island Credit Opportunities Fund	$1,229,385	$1,382,641	$1,529,648

The Adviser and the Trust have entered into an Amended and Restated Expense Waiver and Reimbursement Agreement with each of the Funds, pursuant to which the Adviser has contractually agreed to waive advisory fees and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) do not exceed certain limits.

●	For Arbitrage Fund, expenses are limited to the annual rates of 1.69% of average daily net assets allocable to Class R shares, 1.44% of the average daily net assets allocable to Class I shares, 2.44% of the average daily net assets allocable to Class C shares, and 1.69% of the average daily net assets allocable to Class A shares. During the year ended May 31, 2026, Arbitrage Fund invested in Water Island Event-Driven Fund. The Adviser has agreed to waive the advisory fee paid by Arbitrage Fund on Arbitrage Fund’s assets that are invested in Water Island Event-Driven Fund. Pursuant to this agreement, the Adviser

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waived $395,428 of the advisory fees accrued for Arbitrage Fund during the fiscal year ended May 31, 2026, waived $545,942 of the advisory fees accrued for Arbitrage Fund during the fiscal year ended May 31, 2025, and waived $929,238 of the advisory fees accrued for Arbitrage Fund during the fiscal year ended May 31, 2024.

●	For Water Island Event-Driven Fund, expenses are limited to the annual rates of 1.69% of average daily net assets allocable to Class R shares, 1.44% of the average daily net assets allocable to Class I shares, and 1.69% of the average daily net assets allocable to Class A shares. Pursuant to the Amended and Restated Expense Waiver and Reimbursement Agreement for Water Island Event-Driven Fund, the Adviser waived $147,701 of the advisory fees accrued during the fiscal year ended May 31, 2026, waived $112,050 of the advisory fees accrued during the fiscal year ended May 31, 2025, and waived $20,403 of the advisory fees accrued during the fiscal year ended May 31, 2024.

●	For Water Island Credit Opportunities Fund, expenses are limited to annual rates of 1.23% of the Fund’s average daily net assets allocable to the Class R shares, 0.98% of the Fund’s average daily net assets allocable to the Class I shares, and 1.23% of the Fund’s average daily net assets allocable to the Class A shares. Pursuant to the Amended and Restated Expense Waiver and Reimbursement Agreement for Water Credit Opportunities Fund, the Adviser waived $572,233 of the advisory fees accrued during the fiscal year ended May 31, 2026, waived $531,892 of the advisory fees accrued during the fiscal year ended May 31, 2025, and waived $461,034 of the advisory fees accrued during the fiscal year ended May 31, 2024.

The Amended and Restated Expense Waiver and Reimbursement Agreements for Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund remain in effect until September 30, 2027 and continue from year to year unless terminated by the Adviser upon 60 days’ written notice prior to the end of a one-year term or by the Board of Trustees at any time. The Adviser may recoup any waived amount from a Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed existing expense limitations in effect at the time amounts were waived, the recoupment does not cause the Fund to exceed the current expense limitation and the recoupment is done within three years after the date on which the expense was waived. There was no recoupment of advisory fees for any Fund during the fiscal year ended May 31, 2026.

The Advisory Contracts for Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit-Opportunities Fund will continue in effect from year to year, provided such continuance is approved at least annually by (a) a vote of the majority of the applicable Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and (b) the majority vote of either all of the applicable Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contracts may be terminated without penalty on 60 days’ written notice by a vote of a majority of a Fund’s Trustees or by the Adviser, or by holders of a majority of a Fund’s outstanding shares. The Advisory Contracts terminate automatically in the event of their assignment.

PORTFOLIO MANAGERS

The following tables provide information about other accounts managed by the portfolio managers who have day-to-day responsibility for management of the Funds. The information in the tables is as of May 31, 2026.

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Arbitrage Fund
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total assets in the accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Roger Foltynowicz, CFA, CAIA	2 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$117 million	$0	$0	$0	$0	$0
John S. Orrico, CFA	5 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$401 million	$25 million	$0	$0	$25 million	$0
Matthew Osowiecki	4 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$298 million	$25 million	$0	$0	$25 million	$0

Water Island Event-Driven Fund
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Matthew Osowiecki	4 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$1.093 billion	$25 million	$0	$0	$25 million	$0
Roger Foltynowicz, CFA, CAIA	2 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$912 million	$0	$0	$0	$0	$0
Gregg Loprete	1 account	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$169 million	$0	$0	$0	$0	$0
John S. Orrico, CFA	5 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$1.196 billion	$25 million	$0	$0	$25 million	$0

Water Island Credit Opportunities Fund
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total assets in the accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gregg Loprete	1 account	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$50 million	$0	$0	$0	$0	$0
John S. Orrico, CFA	5 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$1.077 billion	$25 million	$0	$0	$25 million	$0
Matthew Osowiecki	4 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$974 million	$25 million	$0	$0	$25 million	$0

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Material Conflicts of Interest

The Adviser maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing accounts other than the Fund or Funds for which they are named portfolio manager. Other accounts managed by the Adviser may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities - If a Fund’s portfolio manager identifies a limited investment opportunity (including IPOs and private placement securities) that may be suitable for multiple Funds and/or other of the Adviser’s client accounts, the investment opportunity may be allocated among these multiple Funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. The Adviser has adopted trade aggregation and allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner among client accounts, including the Funds. Nevertheless, investment opportunities may be allocated differently among client accounts, including each Fund, due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies - The Adviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios, including one or more Funds, by the Adviser’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Different Investment Strategies - The Adviser and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, the Adviser has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by the Adviser’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.

Differences in Financial Incentives - A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or the Adviser has a financial interest. The Adviser may also manage certain pooled investment vehicles whereby the Adviser

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provides principal protection for investors. The Adviser may be motivated to favor such funds to minimize the likelihood of losses. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the Adviser or portfolio manager. As described above, it is the Adviser’s policy that investment opportunities and trades are allocated fairly and equitably among client accounts, taking into consideration the objectives, restrictions, investment strategy, asset allocation and benchmarks of each client. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management.

Selection of Brokers/Dealers - A Fund’s portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide the Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. To be assured of continuing to receive services considered of value to the Funds and its other client accounts, the Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received. Firms that provide brokerage or research services to the Funds and Adviser may also promote the sale of the Funds or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Funds or other investment companies or pooled investment vehicles advised by the Adviser.

Personal Holdings and Transactions - The Adviser’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts, including the Funds. Under limited circumstances, the Adviser allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by the Adviser for its client accounts. The Adviser and its employees may also invest in registered investment companies and other pooled investment vehicles that are managed by the Adviser. This may result in a potential conflict of interest since the Adviser’s employees have knowledge of such funds’ investment holdings, which is non-public information. The Adviser has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

The Funds’ portfolio managers may also face other potential conflicts of interest in the management of the Funds and other accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Portfolio managers are compensated with salary, discretionary bonus, and potential profit sharing. Discretionary bonuses are based on personal performance, both relative and absolute fund performance, and profitability of the Adviser. Should the profitability of the firm allow, portfolio managers may receive additional compensation in the form of a profit share award.

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Disclosure of Securities Ownership

For the most recently completed fiscal year ended May 31, 2026, the table below provides beneficial ownership of shares of the portfolio managers of each Fund they manage (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned By	Fund	Dollar Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest

Roger Foltynowicz, CFA, CAIA	Arbitrage Fund	$100,001 - $500,000
	Water Island Event-Driven Fund	$100,001 - $500,000

Gregory Loprete	Water Island Event-Driven Fund	None
	Water Island Credit Opportunities Fund	$100,001 - $500,000

John S. Orrico, CFA	Arbitrage Fund	$10,001-$50,000
	Water Island Event-Driven Fund	Over $1 million
	Water Island Credit Opportunities Fund	$100,001 - $500,000

Matthew Osowiecki	Arbitrage Fund	$100,001 - $500,000
	Water Island Event-Driven Fund	$100,001 - $500,000
	Water Island Credit Opportunities Fund	None

Portfolio managers are compensated with salary, discretionary bonus, and potential profit sharing. Discretionary bonuses are based on personal performance, both relative and absolute fund performance, and profitability of the Adviser. Should the profitability of the firm allow, portfolio managers may receive additional compensation in the form of a profit share award.

THE DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by ALPS Distributors, Inc. (“ALPS” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that ALPS, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares. ALPS is not obligated to sell any specific amount of Fund shares. ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (FINRA). The address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board or a vote of a majority of the outstanding shares, or (b) a majority of the Trustees who are not interested persons (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Funds’ Board, or by a vote of a majority of the outstanding voting securities of the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

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DISTRIBUTION PLAN

Each of the Funds has adopted, with respect to its Class R shares, plans of distribution (collectively, the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permit each Fund to pay for expenses incurred in the distribution and promotion of the Funds’ Class R shares and for services provided to shareholders. Each of Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund have adopted, with respect to its Class C shares and Class A shares, as applicable, plans of distribution (collectively, the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permit each Fund to pay for expenses incurred in the distribution and promotion of the Funds’ Class C shares and Class A shares, as applicable, and for services provided to shareholders. Each Plan is a “reimbursement” plan. This means that a Fund’s Class R shares, Class C shares, and Class A shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others.

Under each Plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Class R shares, Class C shares, or Class A shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to a Fund’s Class R shares or Class A shares. The amount of payments under the Plan in any year shall not exceed 0.75% annually of the average daily net assets allocable to a Fund’s Class C shares for expenses incurred in the promotion and distribution of the Fund’s shares and 0.25% annually of the average daily net assets allocable to a Fund’s Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services.

During the fiscal year ended May 31, 2026, Arbitrage Fund’s Class R shares incurred $61,627 in distribution expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2026, Arbitrage Fund’s Class C shares incurred $38,961 in distribution and service expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2026, Arbitrage Fund’s Class A shares incurred $53,968 in distribution expenses, all of which was used to compensate broker-dealers.

During the fiscal year ended May 31, 2026, Water Island Event-Driven Fund’s Class R shares incurred $2,887 in distribution expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2026, Water Island Event-Driven Fund’s Class A shares incurred $2,102 in distribution expenses, all of which was used to compensate broker-dealers.

During the fiscal year ended May 31, 2026, Water Island Credit Opportunities Fund’s Class R shares incurred $10,337 in distribution expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2026, Water Island Credit Opportunities Fund’s Class A shares incurred $146 in distribution expenses, all of which was used to compensate broker-dealers.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the applicable Fund.

The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the applicable Fund’s outstanding Class R, Class C, or Class A shares, as applicable. The Plan

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may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the applicable Fund’s Class R, Class C, or Class A shareholders, as applicable. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

In approving the Plan, the Rule 12b-1 Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund in question and its shareholders. The Board of Trustees believes that expenditure of a Fund’s assets for distribution expenses under the Plan should assist in the growth of such Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund’s assets for distribution will be realized. While the Plan is in effect, all amounts spent by a Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

By reason of his controlling interest in the Adviser, John S. Orrico may be deemed to have a financial interest in the operation of the Plan.

Dealer Concessions. Class A Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. See Appendix A to the Funds’ prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers” for information on whether you may qualify for certain waivers or reductions in sales charges offered by a particular intermediary. For the Class A Shares, the underwriter’s commission (paid to the Distributor) is the sales charge shown less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds’ broker-dealer network. The dealer concession is the same for all dealers. The following table lists sales charges, breakpoint discounts, and dealer concession that apply to the purchase of Class A Shares.

Front-End Sales Charges - Arbitrage Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer’s Concession as a Percentage of Offering Price***
Less than $50,000	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 or more	0.00%	0.00%	up to 1.00%**

*	If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a deferred sales charge of up to 1.00% if you redeem your shares within 18 months of purchase.
**	The Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 1.00% on sales of $250,000 up to $2,999,999, 0.50% on sales of $3,000,000 up to $9,999,999, and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder's fee will begin after the Class A Shares have been held for one year.
***	Dealer’s Concession will be calculated based on the sales charge paid by shareholders, taking into account applicable rights of accumulation.

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Front-End Sales Charges - Water Island Event-Driven Fund and Water Island Credit Opportunities Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer’s Concession as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 or more	0.00%	0.00%	up to 1.00%**

*	If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a deferred sales charge of up to 1.00% if you redeem your shares within eighteen months of purchase.
**	The Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 1.00% on sales of $250,000 up to $2,999,999, 0.50% on sales of $3,000,000 up to $9,999,999, and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year.

Underwriting Commissions. The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, after paying commissions and other expenses, during the Funds’ most three recent fiscal years.

Class A Shares Fiscal Year Ended May 31, 2026
	Arbitrage Fund	Water Island Event- Driven Fund	Water Island Credit Opportunities Fund
Aggregate initial sales charges on Fund share sales	$30,140	$1,700	$325
Aggregate initial sales charges retained by the Distributor	$0	$0	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0	$0	$0

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Class A Shares Fiscal Year Ended May 31, 2025
	Arbitrage Fund	Water Island Event- Driven Fund	Water Island Credit Opportunities Fund
Aggregate initial sales charges on Fund share sales	$2,392	$0	$0
Aggregate initial sales charges retained by the Distributor	$959	$0	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0	$0	$0

Class A Shares Fiscal Year Ended May 31, 2024
	Arbitrage Fund	Water Island Event- Driven Fund	Water Island Credit Opportunities Fund
Aggregate initial sales charges on Fund share sales	$58,690	$78	$0
Aggregate initial sales charges retained by the Distributor	$745	$14	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0	$0	$0

Class C Shares Fiscal Year Ended May 31, 2026
Arbitrage Fund
Aggregate initial sales charges on Fund share sales	$997
Aggregate initial sales charges retained by the Distributor	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0

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Class C Shares Fiscal Year Ended May 31, 2025
Arbitrage Fund
Aggregate initial sales charges on Fund share sales	$1,533
Aggregate initial sales charges retained by the Distributor	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0

Class C Shares Fiscal Year Ended May 31, 2024
Arbitrage Fund
Aggregate initial sales charges on Fund share sales	$1,325
Aggregate initial sales charges retained by the Distributor	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;
●	the execution capability, reliability, responsiveness, integrity, and financial condition of the broker or dealer;
●	the size of and difficulty in executing the order;
●	the value of research provided; and
●	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research, and other services to a Fund and/or other accounts over which the Adviser exercises investment discretion. Brokerage services are used to facilitate trade execution. The Adviser utilizes a third-party execution

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management system to facilitate trade execution and use a separate third-party order management system to facilitate trade settlement and trade allocations. Research services provided through brokerage will be those providing information and analyses that assist the portfolio managers in making investment decisions. Examples of such research services include Bloomberg information and research, publications containing investment information and recommendations and individual reports written about specific companies, securities and economic analyses, newsletters, and opinions relating to economic trends, general advice on the relative merits of possible investment securities for a Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to a Fund and the Adviser, it may not be possible to place a dollar value on the information. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its client accounts and not all such services may be used by the Adviser in connection with the Fund.

To the extent that a research service provided by a broker is used by the Adviser for non-research or non-brokerage purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research or non-brokerage use. Only the percentage or component that provides assistance to the Adviser in the investment decision making process or in facilitating trade executions may be paid using brokerage commissions.

Firms that provide brokerage or research services to the Funds and Adviser may also promote the sale of the Funds or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Funds or other investment companies or pooled investment vehicles advised by the Adviser.

During the fiscal years ended May 31, 2026, 2025, and 2024, Arbitrage Fund paid aggregate brokerage commissions of $2,211,470, $2,389,413, and $2,117,369, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided for the Fund were $1,810,846,620 and $762,206, respectively.

During the fiscal years ended May 31, 2026, 2025, and 2024, Water Island Event-Driven Fund paid aggregate brokerage commissions of $157,348, $156,050, and $261,122, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided for the Fund were $169,381,693 and $63,486, respectively.

During the fiscal years ended May 31, 2026, 2025, and 2024, Water Island Credit Opportunities Fund paid aggregate brokerage commissions of $20,031, $38,966, and $40,815, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided for the Fund were $31,660,540 and $8,837, respectively.

Regular Broker Dealers. The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of May 31, 2026, Arbitrage Fund held $66,928,207 of securities issued by Morgan Stanley & Co. LLC and $66,928,208 of securities issued by State Street Bank and Trust Company.

As of May 31, 2026, Water Island Event-Driven Fund held $0 of securities issued by Morgan Stanley & Co. LLC and $0 of securities issued by State Street Bank and Trust Company.

As of May 31, 2026, Water Island Credit Opportunities Fund held $19,969,441 of securities issued by Morgan Stanley & Co. LLC and $19,969,441 of securities issued by State Street Bank and Trust Company.

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During the fiscal year ended May 31, 2026, no commissions were paid by a Fund to a broker that is an affiliated person of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Fund Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis. For example, the Funds’ administrator and custodian, State Street Bank and Trust Company, is responsible for maintaining the accounting records of each Fund, which includes maintaining a current portfolio on behalf of the Funds. The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm, Cohen & Company, Ltd., to review the Funds’ portfolios. Other Fund service providers that receive the Funds’ portfolio holdings information include the Funds’ legal counsel, K&L Gates LLP, and the Adviser. Each of these parties is contractually and/or ethically prohibited from sharing each Fund’s portfolio holdings information unless specifically authorized by officers of the Trust.

Rating and Ranking Organizations

Each Fund currently provides its entire portfolio to several rating and ranking organizations on a regular basis. The Funds do not typically provide these organizations with portfolio information until such information is at least 30 days old. The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following parties:

●	Morningstar, Inc.

●	Lipper, Inc.

●	Bloomberg L.P.

●	FactSet Research Systems Inc.

Website Disclosure

The Adviser may post investment commentary on the Funds’ website from time to time, which may include portfolio holdings information that has not been previously disclosed on its website or regulatory filings.

Monthly Disclosure

The Funds’ public website is updated at month end with a 30-day lag to reflect all securities held in the Funds. In addition, the Adviser will post the top five performance contributors and detractors within five to ten days of the end of each month.

Quarterly Fact Sheet

The Funds include their top ten positions in their Quarterly Fact Sheet. The Quarterly Fact Sheet is posted on the Funds’ website. The Quarterly Fact Sheet provides an investor with the Funds’ total assets, gross long positions, gross short positions, and various exposure metrics. The Quarterly Fact Sheet is usually completed within the first 30 days following quarter end.

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Other Disclosure

Upon approval from an officer of the Trust, other parties may receive portfolio holdings data. The Board regularly reviews a list of recipients of such disclosure of portfolio holdings information.

In all instances of disclosure, unless a party is a regulatory or other governmental entity, the receiving party will either be subject to (1) a confidentiality agreement that restricts the use of such information to purposes specified in such agreement and prohibits the receiving party from trading on the information or (2) have a duty of trust and confidence to the Funds. You should be aware that the Funds do not pay the receiving party or receive any compensation from them for providing the Funds’ portfolio holdings information. With respect to each disclosure arrangement, the Funds have a legitimate business purpose for the release of information.

Conflicts of Interest and Waivers

There may be instances where the interests of the Funds’ shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Adviser, a principal underwriter for the Funds or an affiliated person of the Funds. In such situations, the conflict must be disclosed to the Board of the Funds, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Only the Board of the Funds may waive these portfolio holdings disclosure policies and procedures. Although the Funds cannot presently visualize that any proposed waivers would be given, the Funds do recognize that waivers may be granted in the event of unusual or unforeseen circumstances so long as the Board makes a specific determination that the waiver is in the best interests of the Funds and their shareholders. Only the Board may amend the Funds’ portfolio holdings disclosure policies and procedures.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The calculation includes in purchases and sales any short sales that such Fund intends to maintain for more than one year and put and call options with expiration dates more than one year from the date of acquisition. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

Each Fund will invest portions of its assets to seek short-term capital appreciation. Each Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. A Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement

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of the Fund’s investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted.

Fund	Fiscal Year Ended May 31, 2026	Fiscal Year Ended May 31, 2025
Arbitrage Fund	220%	162%
Water Island Event-Driven Fund	255%	195%
Water Island Credit Opportunities Fund	141%	132%

FUND ADMINISTRATION AND FUND ACCOUNTING

The administrator to the Funds is State Street Bank and Trust Company, located at One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016 (the “Administrator”). The Administrator provides certain administrative services to the Funds pursuant to an Administration Agreement (the “Administration Agreement”) between the Administrator and the Funds. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for the Funds, preparing and filing certain notices to the SEC, coordinating execution and filing of tax returns by the Funds’ independent accountant, assisting with the preparation of reports to the Funds’ shareholders and registration statements for the Funds, monitoring expense accruals and payment of expenses on proper authorization from the Funds, monitoring the Funds’ status as a regulated investment company, monitoring compliance with the policies and limitations of the Funds as set forth in the prospectus and SAI and generally assisting in the Funds’ operations.

During the fiscal years ended May 31, 2026, 2025, and 2024, Arbitrage Fund paid administration fees of $257,080, $262,716, and $250,299, respectively, to the Administrator.

During the fiscal years ended May 31, 2026, 2025, and 2024, Water Island Event-Driven Fund paid administration fees of $61,387, $50,790, and $50,987, respectively, to the Administrator.

During the fiscal years ended May 31, 2026, 2025, and 2024, Water Island Credit Opportunities Fund paid administration fees of $111,969, $104,548, and $92,478, respectively, to the Administrator.

TRANSFER AGENT

As the Funds’ transfer agent, SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), 801 Pennsylvania Avenue, Suite 219842, Kansas City, Missouri 64105-1307, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. SS&C GIDS receives for its services as transfer agent a fee payable monthly for each Class of Fund shares. In addition, the Funds pay account processing fees and out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, and communication lines.

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CUSTODIAN

The Custodian of the Funds’ assets is State Street Bank and Trust Company, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016. As custodian, State Street Bank and Trust Company acts as the Funds’ depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

The price at which investors purchase Class A shares is called the offering price. The offering price is equal to the net asset value per share of Class A shares at the time of purchase, plus any applicable sales charge. The price at which investors purchase Class I, Class R, and Class C shares is the net asset value. The net asset value per share of each Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and American Stock Exchange at the last reported sales price on that exchange, and, lacking any such sales on the primary exchange, the security is valued at the last bid price if held as a long position or at the last ask price if sold short;

(2)	by valuing securities which are traded on The NASDAQ Stock Market at the NASDAQ Official Closing Price, and, if no Official Closing Price is available, at the last sale price prior to the calculation of the Funds’ NAV or, if no sale price is shown, the last bid price if held as a long position or at the last ask price if sold short;

(3)	by valuing all other equity securities for which over-the-counter market quotations are readily available generally at the mean of the current bid and ask prices;

(4)	by valuing debt securities using evaluated bids, which are market-based measurements that represent a third-party pricing agent’s good faith opinion as to what the holder would receive in an orderly transaction under current market conditions;

(5)	by valuing put and call options and options on futures at the mean of the most recent bid and ask prices (however, when there is no bid price available, options and options on futures will typically be valued at zero);

(6)	by valuing bank loans at the composite mid-price, which is calculated using the simple average of the dealer marks; and

(7)	by valuing any securities or other assets for which market quotations are not readily available at fair market value as determined in good faith by the Adviser under the supervision of the Trust’s Board.

The net asset value of the shares of a Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NYSE is

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open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Adviser under the supervision of the Trust’s Board.

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced based on the net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of a Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;
(c)	when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or
(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Funds’ prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and tax waivers required in some states when settling estates.

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Redemptions In Kind

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Adviser under supervision of the Board and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund’s net assets, whichever is less, during any 90-day period.

Exchange Privilege

Investors may exchange shares of a Fund for shares of any other Fund at their net asset value; provided, however, that investors must hold their Class A shares or Class C shares of one Fund, as applicable, for at least thirty days in order to be eligible to exchange their shares for Class A or Class C shares, as applicable, of the other Fund. In addition, investors may exchange Class A or Class C shares of a Fund for Class R or Class I shares of the same Fund, provided (1) the investor meets the investment eligibility requirements for purchase of shares of the class he or she wishes to exchange into, (2) the investor has held the Class C shares for longer than twelve months, and (3) the investor has held Class A shares, subject to a contingent deferred sales charge, for longer than 18 months. Investors who are interested in exercising the exchange privilege should first contact the Funds or their agents to obtain instructions and any necessary forms. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the applicable Fund are not immediately reinvested in shares of the other Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

In addition, certain financial intermediaries may have share class exchange programs whereby a shareholder of Arbitrage Fund’s Class C shares may have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC.

For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

CONVERSION OF SHARES

Effective on or about September 30, 2021 (the “Effective Date”), approximately eight years after purchase, Class C shares of Arbitrage Fund will automatically convert to Class A shares of the Fund. The Class C share conversions will occur approximately once each month (on the “Class C Conversion Date”) on the basis of the relative net asset value of the shares of the two applicable classes, without the imposition of any sales load, fee, or other charge. The Class C share conversions will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. The Class C Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding. Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder

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has met the required holding period. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. In such instances, the automatic conversion of Class C shares to Class A shares will occur approximately eight years after the Effective Date. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to SS&C GIDS, P.O. Box 219482, Kansas City, Missouri 64121-9842 or by calling 1-800-295-4488 to obtain a form for providing written notice to the Trust.

TAX STATUS

Each Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code, and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. If for any tax year a Fund fails to meet one of the requirements, the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”) provides several cure provisions which, if all requirements are met, will prevent regulated investment company disqualification.

By qualifying as a regulated investment company, a Fund will not be subject to federal income tax on its net investment income or net capital gains which it distributes to shareholders in accordance with the applicable timing requirements. In order to qualify as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) net income from interests in qualified publicly traded partnerships; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of a Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if such Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of a Fund’s assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund, and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, a Fund must distribute with respect to each taxable year at least the sum of 90% of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, ordinary income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any) and 90% of its net exempt interest income for such year.

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Arbitrage Fund and Water Island Event-Driven Fund intend to distribute substantially all of their net investment income (dividends and interest earned on portfolio securities less expenses) and net realized capital gains after May 31, the end of each fiscal year, and no later than December 31 of each year. Water Island Credit Opportunities Fund intends to declare dividends based on its investment income daily (and distribute such dividends monthly), and distribute substantially all of its net realized capital gains in December. Any remaining undistributed amounts will be generally distributed during the following year. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. Certain dividends or distributions declared by a Fund in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

As each Fund intends to distribute substantially all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code, no Fund should be required to pay any material federal income or excise taxes. In the case of Arbitrage Fund and Water Island Event-Driven Fund, distributions of net investment income and net capital gain will be made after May 31, the end of each fiscal year, and no later than December 31 of each year. In the case of Water Island Credit Opportunities Fund, net investment income dividends are declared daily (and paid monthly) and net capital gain will be distributed annually. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

If a Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any taxable year and is unable to cure such disqualification, it will be treated as a corporation for federal income tax purposes. As such the Fund in question would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of such Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund and, under some circumstances, could be taxable as qualified dividend income.

Each Fund may be subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus all undistributed amounts from prior years. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Net investment income includes dividends and interest income and certain other income items less expenses. Net long-term capital gains for any fiscal year are computed by taking into account any capital loss carryforwards of a Fund. Capital losses may be carried forward indefinitely to offset any capital gains. If a Fund were to undergo an ownership change as defined in the Code, the use of any such carryforwards may be restricted. As of May 31, 2026, the Water Island Event-Driven Fund had $(21,429,781) of short term and $(7,390,979) of long term capital loss carryforwards and the Water Island Credit Opportunities Fund had $ (1,636,510) of short term and $(1,100,093) of long term capital loss carryforwards.

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In certain situations, a Fund may, for a taxable year, elect to defer all or a portion of its capital losses realized after October and its late-year ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the Fund’s holding period with respect to the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund makes or receives periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the distribution requirement discussed above. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other assets and use the proceeds to make distributions to satisfy the distribution requirement.

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Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by a Fund will be required to be “marked to market” for federal income tax purposes at the end of a Fund’s taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any net gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the distribution requirement discussed above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio assets or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency, forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If a Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder’s proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed. The Tax Cuts and Jobs Act repeals the rules related to tax credit tax bonds issued after December 31, 2017 but does not affect the tax treatment of bonds issued prior to January 1, 2018.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as PFICs under the Code), the Fund may be subject to federal income tax on a portion of any “excess distribution” from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

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Alternatively, a Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Such amount is treated as ordinary income. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code unless they incurred debt to acquire Fund shares.

Distributions of taxable net investment income and short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are generally taxable to shareholders as ordinary income, although a portion of such distributions may be taxable to shareholders at the lower rate applicable to qualified dividend income.

Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders as long-term capital gains, regardless of how long they have held Fund shares.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gains will be taxable as described above, whether received in shares of a Fund or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gains, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

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Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain, and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

A 30% withholding tax will be imposed on U.S.-source dividends, interest, and other income items to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.

A brief explanation of the form and tax character of distributions will accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The Trust is organized as a Delaware statutory trust and generally will not be liable for any income or franchise tax in the State of Delaware. If a Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, as the independent registered public accounting firm for the fiscal year ended May 31, 2026. Cohen & Company, Ltd. audits the annual financial statements of the Funds. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

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COUNSEL

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600, serves as the Trust’s legal counsel and as counsel to the Independent Trustees.

FINANCIAL STATEMENTS

The financial statements of Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund, which have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Form N-CSR, which includes the Annual Financial Statements and Additional Information of the Funds dated May 31, 2026.

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APPENDIX A

The Arbitrage Funds and Water Island Capital, LLC

Proxy Voting Policies and Procedures

Investment advisers that have been delegated proxy voting discretion by their clients are required to adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of their clients. As with investment guidelines, clients may also provide investment advisers with specific proxy voting policies or guidelines. In such cases, advisers are required to consult with the client in situations where the guidelines may not be clear or if a conflict of interests arises. Water Island Capital, LLC (“WIC”), the investment adviser to The Arbitrage Funds (the “Funds,” each series thereof, a “Fund”), has adopted this policy to summarize WIC’s proxy voting policies and procedures, including those of the Funds.

General Policies and Proxy Voting Guidelines

WIC exercises proxy voting authority on behalf of clients who have delegated voting authority to the Firm. WIC’s policy is to vote proxies with the goal of maximizing the value of clients’ investments. Accordingly, WIC generally votes against any management proposals that WIC believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance. Generally, WIC will vote proxies in accordance with the following guidelines:

●	Business Operations – WIC generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that WIC believes will not typically have a significant effect on the value of the investment. Such proposals include:

o	name changes;
o	election of directors;
o	ratification of auditors;
o	maintenance of current levels of directors’ indemnification and liability;
o	increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and
o	employee stock purchase or ownership plans.

Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices.

●	Change in Status – Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

o	mergers, acquisitions, restructurings;
o	reincorporations; and
o	changes in capitalization.

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●	Shareholder Democracy – WIC generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

o	increased indemnification protections for directors or officers;
o	certain supermajority requirements;
o	unequal voting rights;
o	classified boards;
o	cumulative voting;
o	authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest; and
o	changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

WIC generally supports proposals that maintain or expand shareholder democracy such as:

o	annual elections;
o	independent directors;
o	confidential voting; and
o	proposals that require shareholder approval for adoption or retention of “poison pills” or golden parachutes, elimination of cumulative voting or preemptive rights, and reclassification of company boards.

●	Compensation – WIC believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually. WIC considers the following factors when reviewing a compensation proposal:

o	whether the proposal would potentially dilute the value of outstanding shares;
o	whether the compensation plan has broad-based participation;
o	whether the compensation plan allows for the re-pricing of options; and
o	whether the proposal is excessive, creates conflicts of interests, or compromises independence.

WIC may deviate from the proxy voting guidelines stated above in certain situations, including but not limited to:

●	Sec. 12(d)(1)(F) Proportional Voting Requirements – If the Funds rely on the exemption provided by Sec. 12(d)(1)(F) to acquire securities of other investment companies in excess of the limits imposed by Section 12(d)(1)(A), WIC is required to vote such shares in the same proportion as the vote of all other holders of such securities (sometimes referred to as “echo voting” or “mirror voting”); and

●	Rule 12d1-4 Proportional Voting Requirements – Absent exclusions described in Rule 12d1-4 under the 1940 Act (e.g., a Fund and its acquired fund are in the same group of investment companies), if the Funds and their advisory group hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of the acquired fund, or hold more than 10% of the outstanding voting securities of an acquired fund that

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is a registered closed-end management investment company or business development company, each of those holders will be required to “echo vote” its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the acquired fund are required to vote securities of the acquired fund in the same proportion as the vote of all other holders of such securities, the Funds will seek instructions from the security holders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

WIC generally endeavors to vote the proxies it receives. However, WIC may abstain from voting in limited circumstances, including but not limited to:

●	Cost/Benefit Analysis – WIC may abstain from voting proxies in situations where it deems that abstaining is in the client’s best interests, such as when WIC believes that the cost of voting a proxy would exceed the expected benefit to the client. Examples include, but are not limited to:

o	proxies for securities that trade in countries that impose share blocking periods;
o	proxies for which it might be necessary to hire a power of attorney or translator or travel to a foreign country to vote in person; or
o	proxies for routine matters if the securities are on loan and WIC believes the income benefit exceeds the benefit of voting.

●	Other Circumstances – Other situations in which WIC may not vote proxies could include:

o	circumstances where a material conflict of interest exists (see below for WIC’s conflicts of interest policies);
o	circumstances where the vote would not reasonably be expected to have a material effect on the value of a client’s investment (e.g., WIC expects to sell the security in the near future or has already sold the security); or
o	instances where technical or administrative issues arise (e.g., WIC does not receive notice of a shareholder meeting or proxy voting materials in time to vote).

In all such cases, WIC is required to document the reason why proxies were not voted.

Conflicts of Interest

Conflicts of interests between an investment adviser and its clients may arise when the adviser exercises proxy voting authority. For example, a conflict would arise if the adviser manages the pension plan of a company whose management is soliciting proxies, or if a portfolio manager has business or personal relationships with an officer or director of a company.

In the event of a material conflict of interest, WIC will disclose the conflict to its clients and obtain their consent before voting a proxy according to WIC’s proxy voting policy (i.e., voting in the same manner as other client accounts), request that the client provide voting direction or engage another party to determine how the proxy should be voted, or abstain from voting.1

ERISA Clients – ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. If WIC determines that it has a conflict of interest with respect

1 Alternatively, WIC may engage an independent third party to make a proxy voting recommendation.

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to the voting of proxies for ERISA clients, WIC will either seek the client’s informed direction or retain an independent third party to make a proxy voting recommendation.

Procedures

Receipt of Proxy Materials – WIC receives proxy materials from issuers, custodians, or broker/dealers through its proxy voting service provider (i.e., Broadridge Financial Solutions, Inc.’s ProxyEdge), via e-mail, or through the mail.

Voting Decisions – WIC’s Operations Department discusses each proxy with the portfolio manager responsible for the security, who is responsible for making a voting decision in accordance with WIC’s policy. Once a proxy voting decision has been made, the Operations Department casts the vote via ProxyEdge.

Conflicts of Interest – WIC employees who have a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must inform WIC’s CCO and recuse themselves from proxy voting decisions with respect to that issuer. Employees who know of a potential conflict of interest are likewise required to inform the CCO. If the CCO determines there is a potential material conflict of interest, the CCO may consult with the Co-Chief Investment Officers or outside legal counsel to determine whether to disclose the conflict to the client and seek consent to vote the proxy in the same manner as for other clients, obtain voting direction from the client or an independent third party, or abstain from voting. The CCO will document the steps taken to evidence that the proxy was voted or not voted in the best interest of clients. Such documentation will be maintained in accordance with recordkeeping requirements.

Required Records – WIC will maintain the following records in accordance with Rule 204-2(c)(2):

(i)	Copies of all proxy voting policies and procedures;
(ii)	Copies of all proxy statements received. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a copy of a proxy statement (provided that WIC has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system;
(iii)	A record of each vote cast by WIC on behalf of a client. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a record of the vote cast (provided that WIC has obtained an undertaking from the third party to provide a copy of the record promptly upon request);
(iv)	A copy of any document created by WIC that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision;
(v)	A copy of each written client request for information on how WIC voted proxies, and a copy of any written response by WIC to any (written or oral) client request for information on how WIC voted proxies on behalf of the requesting client.

Information pertaining to proxy votes, including which votes were cast, the number of shares voted, and how they were voted is maintained through ProxyEdge. Any documents created by WIC that were material to making a proxy voting decision must be maintained by the investment team.

WIC will maintain (through ProxyEdge or by other means) the following information in connection with each proxy vote:

●	The issuer’s name;

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●	The security’s ticker symbol or CUSIP, as applicable;
●	The shareholder meeting date;
●	A brief identification of the matter to be voted on;
●	Whether the matter was proposed by the Issuer or a security-holder;
●	Whether WIC cast a vote;
●	The number of shares voted (or instructed to be voted) by WIC for each client account as well as how those shares were voted (e.g., for or against a proposal, or abstain);[2] and
●	Whether WIC cast its vote with or against management.

In addition, for registered funds, WIC will also maintain (through ProxyEdge or by other means) the following additional information as required to meet Form N-PX reporting requirements:

•	Identification of the proxy voting matter to be voted on using the same language and order as on the issuer’s form of proxy, or “proxy card,” if a proxy card is available for a matter;
•	Categorization of each proxy voting matter by type; and
•	The number of shares that were loaned and not recalled to vote.

Form N-PX - Rule 30b1-4 under the 1940 Act requires registered funds to file with the SEC an annual record of proxies voted on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each registered fund’s proxy voting record for the most recent twelve-month period ending June 30. WIC will provide all information necessary for parties (e.g., the fund’s administrator) responsible for filing Form N-PX to file each year by August 31. Information will be provided to such parties in the structured data language required by the SEC or as otherwise reasonably requested.

Disclosure of Policies and Procedures – WIC is required to describe its proxy voting policies and procedures to its clients and notify them of how they may obtain information regarding how WIC voted their proxies. WIC will provide a copy of these policies and procedures to any client upon request and will disclose on its Form ADV how clients can obtain information on how proxies were voted. The Funds will include the disclosure on proxy voting required by the SEC in their registration statement, and information on how the Funds voted proxies, if any, relating to portfolio securities for each 12-month period ended June 30 will be filed annually with the SEC on Form N-PX.

Client Requests for Voting Record – Clients may request information regarding how their proxies were voted. All requests should be forwarded to the CCO and Operations Department, who are responsible for responding in a prompt manner.

2 Information on how WIC voted proxies relating to shareholder advisory votes on executive compensation (or say-on-pay) matters including “golden parachute” compensation in connection with a merger or acquisition shall also be maintained in order to meet reporting requirements on Form N-PX as required by Rule 14Ad-1 under the Exchange Act.

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STATEMENT OF ADDITIONAL INFORMATION

The Arbitrage Funds

AltShares Merger Arbitrage ETF (ARB) AltShares Event-Driven ETF (EVNT)

104 Fifth Avenue, 9th Floor
New York, NY 10011

PHONE: (855) 955-1607

September 25, 2026

Shares are listed on the NYSE Arca, Inc. (“Exchange”).

This SAI describes the AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF (each a “Fund” and together, the “Funds”), each a series of The Arbitrage Funds (“Trust”). The Trust is an open-end registered management investment company under the Investment Company Act of 1940, as amended.

Water Island Capital, LLC (“Adviser”), serves as the investment adviser to the Funds. Foreside Financial Services, LLC serves as the distributor for the Funds (“Distributor”).

Shares are neither guaranteed nor insured by the U.S. Government.

This SAI, dated September 25, 2026, is not a prospectus. It should be read in conjunction with the Funds’ prospectus, dated September 25, 2026, which incorporates this SAI by reference. The financial statements of AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF, when they are available, will be incorporated into this SAI by reference. Copies of the Annual Financial Statements and Additional Information, when they are available, may be obtained by calling (855) 955-1607. Capitalized terms used herein that are not defined have the same meaning as in the prospectus, unless otherwise noted. A copy of the prospectus and the Funds’ shareholder reports may be obtained without charge by writing to the Distributor, calling (855) 955-1607, or visiting www.altsharesetfs.com/resources.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Adviser” means Water Island Capital, LLC.

“Authorized Participant” means a member or participant in a clearing agency registered with the U.S. Securities and Exchange Commission, which has a written agreement with the Funds or Distributor that allows it to place orders for the purchase and redemption of Creation Units.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 10,000 Shares that each Fund issues and redeems on a continuous basis at NAV. Shares will not be issued or redeemed except in Creation Units.

“Distributor” means Foreside Financial Services, LLC.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“DTC” means the Depository Trust Company.

“Exchange” means The NYSE Arca, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Funds” means the series of the Trust discussed in this SAI: AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF.

“Fund Complex” means the Trust, including the Funds and Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund, each a registered investment company advised by Water Island Capital, LLC.

“1940 Act” means the Investment Company Act of 1940, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means the net asset value of the Fund’s Shares.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the Funds’ prospectus, dated September 25, 2026, as may be amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, dated September 25, 2026, as may be amended and supplemented from time to time.

“SEC” means the U.S. Securities and Exchange Commission.

“Shares” means the shares of a Fund.

“Transaction Fees” are fees imposed to compensate for costs incurred in connection with transactions for Creation Units.

“Trust” means The Arbitrage Funds, a Delaware statutory trust.

“Underlying Index” means the Water Island Merger Arbitrage USD Hedged Index. AltShares Merger Arbitrage ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index.

“U.S.” means the United States.

TRUST AND FUND OVERVIEW

The Trust is a Delaware statutory trust organized on December 22, 1999 and an open-end registered management investment company comprised of five series. This SAI relates only to the two series which operate as exchange traded funds, AltShares Merger Arbitrage ETF (“Merger Arbitrage ETF”) and AltShares Event-Driven ETF (“Event-Driven ETF”). Three other series of the Trust, Arbitrage Fund, Water Island Credit Opportunities Fund, and Water Island Event-Driven Fund, operate as traditional mutual funds, and information related to those funds is provided in a separate statement of additional information.

The Merger Arbitrage ETF is a passively managed exchange-traded fund (“ETF”) and the Event-Driven ETF is an actively managed ETF. On September 25 2026, each of the Merger Arbitrage ETF and the Event-Driven ETF acquired the assets and liabilities of a corresponding predecessor exchange traded fund with the identical name and identical investment objective and policies. The Merger Arbitrage predecessor exchange traded fund commenced operations on May 7, 2020. The Event-Driven predecessor exchange traded fund began operations on January 2, 2015 as a traditional open-end mutual fund. Each of the Merger Arbitrage predecessor exchange traded fund and the Event-Driven predecessor exchange traded fund was a series of AltShares Trust, an open-end registered management investment company. On September 25, 2026, the Merger Arbitrage predecessor exchange traded fund was reorganized into the Merger Arbitrage ETF and the Event-Driven predecessor exchange traded fund was reorganized into the Event-Driven ETF. Each Fund is a registered investment company advised by Water Island Capital, LLC, the Funds’ investment adviser.

The Merger Arbitrage ETF is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund. The Event-Driven ETF is a diversified series of the Trust. The offering of Shares is registered under the 1933 Act.

Each Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units of 10,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in the case of redemptions in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

Shares are listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets, your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits.

There can be no assurance that the requirements of the Exchange for maintaining the listing of Shares will continue to be met. The Exchange may, but is not required to, remove Shares from listing if: (i) a Fund is no longer eligible to rely on Rule 6c-11 under the 1940 Act; (ii) a Fund no longer complies with the requirements set forth in NYSE Arca Rule 5.2-E(j)(8); (iii) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares, or (iv) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares from listing and trading upon termination of a Fund.

The Funds are not sponsored, endorsed, sold, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about each Fund’s portfolio securities. Under the policy, portfolio holdings of each Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day, including on the Funds’ website, www.altsharesetfs.com.

Certain employees of the Adviser are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption. The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Funds’ current registration statement.

INVESTMENT POLICIES AND RESTRICTIONS

The policies set forth below are fundamental policies of each Fund, as indicated.  Each Fund has adopted these policies, as indicated, and the policies may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this SAI and in the Funds’

Prospectus and as defined in the 1940 Act, the term “majority of the outstanding shares of a Fund” means the vote of whichever is less:

(1)	67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or

(2)	more than 50% of a Fund’s outstanding shares.

Unless otherwise indicated, the investment policies of the Merger Arbitrage ETF provide that:

(1)	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.

(2)	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.

(3)	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.

(4)	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Fund’s Underlying Index concentrates in the securities of a particular industry.

(5)	The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in issuers engaged in the commodities business or securities or other instruments backed by physical commodities).

(7)	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.

Except with respect to the limitation on borrowing (limitation (1) of the fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of the restriction.

Unless otherwise indicated, the investment policies of the Event-Driven ETF provide that:

(1)	The Fund may not issue senior securities other than to evidence borrowings or short sales as permitted under the 1940 Act.

(2)	The Fund may not borrow money except that the Fund may borrow:

a.	from banks to purchase or carry securities or other investments,

b.	from banks for temporary or emergency purposes, or

c.	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)	The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)	The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, if a large percentage of investment opportunities occurring within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities for the Fund include, but are not limited to: announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, management change, institution of shareholder-friendly practices, regulatory changes, litigation, earnings results and outlook, and changes in industry or sector fundamentals.

(5)	The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

(7)	The Fund may not lend any of its assets, except that the Fund may lend up to 1/3 of its portfolio securities.

(8)	The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(9)	The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings.

(10)	The Fund may not invest in companies for the purpose of exercising control or management.

With respect to the fundamental policies relating to senior securities set forth in (1) above, senior securities are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 18f-4 under the 1940 Act provides an exemption to enter into certain transactions deemed to be senior securities subject to compliance with the requirements and limitations outlined in “Derivatives—Rule 18f-4 under the 1940 Act.” Thus, the fundamental policies relating to issuing senior securities set forth in (1) above will not restrict a Fund from entering into derivative transactions that are treated as senior securities so long as the Fund complies with Rule 18f-4 with respect to such derivatives transactions.

With respect to the fundamental policies relating to industry concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. If the Fund invests a significant percentage of its total assets in a single industry it may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry. The policies in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policies also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the Fund may rely upon available industry classifications. With respect to investments in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”), the Fund will generally look to the investment or investments the SPAC principally holds or intends to pursue in determining the SPAC’s principal activities and the manner in which to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government, and other investments that are not limited by the Fund’s fundamental policies on industry concentration until the SPAC identifies a suitable target for an acquisition or merger. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental policies relating to industry concentration set forth in (4) above.

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

The Fund’s policy on pledging described above does not prevent the Fund from entering into transactions that may be viewed as involving a pledge of assets in connection with the Fund’s use of options, futures contracts, forward contracts, swaps, or other derivatives transactions, or in connection with reverse repurchase agreements, when-issued or delayed-delivery transactions, short sales, or securities lending, in each case to the extent consistent with the Fund's investment objective, policies, and Rule 18f-4 derivatives risk management program.

Each Fund has adopted a non-fundamental policy whereby it may not purchase or otherwise acquire the shares of an investment company or private fund if, immediately after such purchase or acquisition, the shares of investment companies or private funds owned by the Fund have an aggregate value of in excess of 10% of the value of the total assets of the Fund; provided, however, that this 10% limitation shall not apply to shares of investment companies or private funds purchased by the Fund in reliance on certain allowable exceptions under Rule 12d1-4 under the 1940 Act.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

Reference is made to the Prospectus for a discussion of the investment objectives and principal investment strategies of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment techniques and strategies discussed below may be used by the Funds. Each Fund is free to reduce or eliminate its use of any of these techniques or strategies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to the Funds, will result in the achievement of a Fund’s objective. Also, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments.

Additional information concerning the Funds, their investment policies and techniques, and the securities and financial instruments in which they may invest is set forth below.

Security/Strategy	AltShares Merger Arbitrage ETF	AltShares Event- Driven ETF
Artificial Intelligence	X	X
Capital Structure Arbitrage		X
Cash Management/Temporary Investments	X	X
Common Stocks	X	X
Convertible Arbitrage		X
Convertible Securities		X
Credit Default Index Swaps		X
Credit Default Swaps		X
Cybersecurity Risks	X	X
Debt Securities		X
Depositary Receipts	X	X
Derivatives	X	X
Distressed Securities		X
Emerging Markets Investments	X	X
Event-Driven Strategies	X	X
Exchange-Traded Funds	X	X
Exchange-Traded Notes	X	X
Financial Institution Obligations	X	X
Foreign Corporate Debt Obligations		X
Foreign Currency Transactions	X	X

Foreign Investments	X	X
Futures Contracts and Related Options	X	X
Geographic Focus	X	X
Illiquid Securities	X	X
Initial Public Offering Risk		X
Leverage	X	X
Loans and Other Debt Instruments		X
Master Limited Partnerships	X	X
Merger Arbitrage	X	X
Non-Diversification Status	X
Options Transactions	X	X
Over-the-Counter Options	X	X
Pandemic and Natural Disaster Risk	X	X
Passive Foreign Investment Companies	X	X
Preferred Stocks		X
Private Placement and Restricted Securities		X
Real Estate Investment Trusts	X	X
Registered Investment Companies	X	X
Sector Risk	X	X
Securities Lending	X	X
Senior Loans		X
Short Sales	X	X

Special Purpose Acquisition Companies		X
Swap Agreements	X	X
Tax Risks	X	X
U.S. Government Securities	X	X
Valuation Risks	X	X
Warrants	X	X
When-Issued, Forward Commitment and Delayed Settlement Securities	X	X

Artificial Intelligence

Each Fund and its service providers, including the Adviser, may utilize artificial intelligence ("AI") technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Funds may utilize AI in their business activities. While the Adviser may restrict certain uses of AI tools, the Funds and the Adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology's effectiveness and reliability. The complexity of AI systems raises significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI's role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI's impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI's use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Funds.

Capital Structure Arbitrage

This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Event-Driven ETF may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Cash Management/Temporary Investments

In addition to the ability to utilize the following types of assets during normal market conditions, each Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Fund may invest a substantial portion of, or may temporarily invest substantially all of, its assets in cash or cash equivalents. A Fund may invest its assets in:

●	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities;

●	commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

●	repurchase agreements; and

●	investment companies that invest primarily in such instruments.

To the extent a Fund invests in these short-term investments, the Fund may not realize its investment objective and may also be subject to additional risks.

Common Stocks

Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities, and money market investments. This may not be true currently or in the future. The market value of all securities, including common stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in a Fund only as a part of your overall investment portfolio.

Convertible Arbitrage

Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Event-Driven ETF seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Credit Default Index Swaps

The Event-Driven ETF may enter into credit default index swaps. A credit default index swap (“CDX”) is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many credit default swaps to achieve a similar effect. A new series of CDX is issued every six months. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded. See “Swap Agreements” below for a general discussion on the risks related to swap agreements.

Credit Default Swaps

The Event-Driven ETF may enter into credit default swap agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Event-Driven ETF may be either the buyer or seller in the transaction. If the Event-Driven ETF is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Event-Driven ETF may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. A seller of a credit default swap generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if the Event-Driven ETF had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk, and credit risk. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission (“SEC”) and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could adversely affect the Event-Driven ETF’s ability, among other things, to effectively utilize credit default swaps. See “Swap Agreements” below for a discussion on the risks related to swap agreements in general.

Cybersecurity Risks

The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value.

Debt Securities

The Event-Driven ETF may invest in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor’s or Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility, and market prices of high yield securities tend to reflect economic downturns and rising interest rates more than higher-rated securities do — both through price declines and through a higher incidence of issuer insolvency and default. Issuers of high yield securities may be of low creditworthiness, and their securities may be subordinated to the claims of senior lenders. Highly leveraged issuers experiencing financial stress may have difficulty servicing principal and interest, meeting projected business goals, or obtaining additional financing; if an issuer defaults, the Fund (or an underlying registered investment company) may incur additional expenses seeking recovery. High yield securities structured as zero coupon or pay-in-kind securities tend to be more price-volatile than securities that pay interest periodically in cash, since their prices are affected to a greater extent by interest rate changes.

Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

Depositary Receipts

The Funds may invest in foreign securities by purchasing sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts

(“EDRs”), and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the U.S. and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Funds’ investment policies, ADRs, GDRs, and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, or EDR representing ownership of common stock will be treated as common stock.

In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the depositary holder. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. In addition, the issuers of securities underlying unsponsored depositary receipts may be subject to less stringent government supervision.

Derivatives

In general, a derivative instrument typically involves leverage, and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which a Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts, which are described separately in this SAI.

Risk Factors for Derivatives. There are significant risks that apply generally to derivatives transactions, including:

●	Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which a Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

●	Counterparty Risk — the risk that a derivatives transaction counterparty will be unable or unwilling to make payments or otherwise honor its obligations to a Fund and the related risks of having concentrated exposure to such a counterparty. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. A Fund will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with entities deemed creditworthy.
●	Credit Risk — the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.
●	Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a derivative.
●	Illiquidity Risk — the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that a Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for a Fund to unwind its position in a derivative without incurring substantial losses (if at all). Certain OTC derivatives, including swaps and OTC options, involve substantial illiquidity risk. Illiquidity may also make it more difficult for a Fund to ascertain a market value for such derivatives. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.
●	Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

●	Legal Risk — the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
●	Leverage Risk — the risk that a Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
●	Market Risk — the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, a Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

●	Operational Risk — the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
●	Valuation Risk — the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.
●	Volatility Risk — the risk that the value of derivatives will fluctuate significantly within a short time period.

Rule 18f-4 under the 1940 Act. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program (“DRMP”) administered by a derivatives risk manager that is appointed by and overseen by the fund’s board of trustees, and to comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” Funds that use derivative instruments in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, are not subject to the full requirements of Rule 18f-4, but must adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds are subject to reporting and recordkeeping requirements regarding their derivatives use. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of Rule 18f-4 or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to Rule 18f-4 but are still subject to other provisions of the 1940 Act.

Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

The Funds have established a DRMP and appointed a derivatives risk manager to administer the DRMP, consistent with Rule 18f-4. The rule may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives by registered investment companies, such as the Funds, which could significantly affect their use. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Additional Government Regulation of Derivatives. The Dodd-Frank Act and similar legislation in the European Union and elsewhere may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Act substantially increases regulation of the over-the-counter derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving certain instruments that are standardized and highly liquid and that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap,” which terms generally include over-the-counter derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Dodd-Frank Act, the Funds may be subject to additional recordkeeping and reporting requirements.

The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association for the Funds. The Funds are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

Distressed Securities

The Event-Driven ETF’s investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, and notes, typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Emerging Markets Investments

Each Fund may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the U.S. and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the U.S. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the U.S. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the U.S. Emerging securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the U.S. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Event-Driven Strategies

Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives, and other instruments in implementing its event-driven strategies. Event-driven strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated. The Fund may be unable to hedge against market fluctuations or other risks.

Exchange-Traded Funds

A Fund, subject to its investment strategies and policies, may purchase shares of exchange-traded funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. Each Fund may invest in index-based ETFs, which hold a portfolio of securities designed to track a particular market segment or index. Tracking error is the divergence of an ETF’s performance from the performance of the index it seeks to track, and may arise due to, among other things, an imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. Each Fund may also invest in actively managed ETFs. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. Also, even though the market price of an ETF is derived from the securities it owns, such price may be at, above, or below the ETF’s NAV. See also “Registered Investment Companies” below.

Exchange-Traded Notes

An exchange-traded note (“ETN”) is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Financial Institution Obligations

Each Fund may invest in financial institution obligations, including certificates of deposit, bankers’ acceptances, and time deposits. Certificates of deposit represent an institution’s obligation to repay deposited funds at a specified interest rate over a given period; bankers’ acceptances are negotiable obligations of a bank to pay a draft drawn by a customer, usually backed by goods in international trade; and time deposits are non-negotiable bank deposits earning a specified rate over a given period. Certificates of deposit and fixed time deposits are payable at a stated maturity date and fixed rate, and generally may be withdrawn on demand, though early withdrawal may incur penalties that reduce the Fund’s performance. Fixed time deposits do not always have a secondary market, but the Fund may transfer its beneficial interest in them to third parties without contractual restriction.

Each Fund may also invest in Eurodollar certificates of deposit (issued outside the U.S. by foreign or domestic banks), Yankee certificates of deposit (issued in the U.S. by a U.S. branch of a foreign bank), Eurodollar time deposits (deposits in a foreign branch of a U.S. or foreign bank), and Canadian time deposits (issued by Canadian offices of major Canadian banks) — each U.S. dollar-denominated.

Foreign Corporate Debt Obligations

The foreign corporate debt obligations in which the Event-Driven ETF may invest include investment-grade notes and non-investment grade notes, bonds, debentures, and commercial paper.

Specifically, the Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated corporate debt obligations of foreign companies without regard to ratings criteria. The Fund also may invest in U.S. dollar-denominated and non-U.S. dollar-denominated sovereign debt obligations of developed countries without regard to ratings criteria.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.

Foreign Currency Transactions

Spot Transactions. A foreign exchange spot transaction (“FX spot”) is an agreement between two parties to buy one currency against selling another at an agreed price (the “spot exchange rate”) for settlement on the spot date. Each Fund may settle foreign-currency-denominated holdings on a spot basis. Although a Fund values its assets daily in U.S. dollars, it does not intend to convert its foreign currency holdings into U.S. dollars daily, but may do so from time to time, and investors should be aware of the resulting costs of currency conversion. Foreign exchange dealers do not charge a conversion fee but realize a profit on the spread between their buying and selling prices for a currency; thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund wish to resell that currency to the dealer. Unlike forward contracts and currency futures, which involve trading a currency pair at a predetermined price at some future date, the currencies underlying a spot transaction are exchanged on settlement date.

Forward Contracts. A forward currency contract is an agreement — individually negotiated and privately traded between currency traders (usually large commercial banks) and their customers — to purchase or sell a specific currency at a price set when the contract is entered into, for settlement at a future date. Forward contracts seek to protect against uncertainty in the level of future foreign exchange rates. A Fund may enter into a forward contract to “lock in” the U.S. dollar price of a foreign-currency-denominated security between trade date and settlement, or when the Adviser believes a currency may deteriorate relative to the U.S. dollar. A Fund’s currency hedges are generally sized to the value of the currency exposure being hedged, which — particularly in the case of a pending merger or similar transaction — may exceed the current market value of the portfolio securities to which the hedge relates. Because the future value of foreign-currency-denominated securities cannot be predicted precisely, a Fund cannot exactly match contract amounts to security values. Short-term currency market movements are also difficult to project, making successful execution of a short-term hedging strategy uncertain. Accordingly, a Fund may need to purchase or sell additional currency to true up a position at settlement (and bear the expense of doing so). Each Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.

Forward contracts in which a Fund may engage include physically-settled foreign exchange forwards, which require the actual exchange of the principal amounts of the two currencies in the contract. When a Fund enters into such a forward, it relies on the counterparty to make or take delivery of the underlying currency at maturity; failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency it must deliver through the sale of portfolio securities denominated in that currency or through conversion of other Fund assets into that currency.

A non-deliverable forward is a forward contract settled on a net cash basis without physical exchange of the underlying currencies. Non-deliverable forwards are contracts in which one party agrees to make a payment to the other based on the change in market value or level of a specified currency, and the counterparty agrees to make payment based on the return of a different specified currency. A significant or sustained adverse movement in the referenced currency could result in a loss approaching the full notional value of the contract. A Fund’s use of non-deliverable forwards is subject to the risk management framework described under “Derivatives — Rule 18f-4 under the 1940 Act” above.

Currency Futures Contracts. A Fund may purchase and sell currency futures to increase or decrease its exposure to different foreign currencies; the uses and risks of currency futures are similar to futures relating to securities or indices. A foreign currency futures contract obligates the parties to deliver or acquire a specified amount of currency at a specified price and future time, and may be cash-settled rather than settled through physical delivery. Currency futures resemble forward contracts except that they are exchange-traded, subject to margin requirements, and standardized as to size and delivery date; most currency futures contracts call for payment or delivery in U.S. dollars. See “Futures Contracts and Related Options” below for margin, marking-to-market, and other mechanics generally applicable to the Funds’ futures positions.

Currency Options. A Fund may also purchase and write currency options to increase or decrease its exposure to different foreign currencies; the uses and risks of currency options are also similar to options on securities or indices. The underlying instrument of a currency option may be a foreign currency, generally purchased or delivered in exchange for U.S. dollars, or a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Risks of Currency Transactions. Currency exchange transactions involve a significant degree of risk and the markets in which currency transactions are effected are highly volatile, specialized, and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, counterparty default, and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular foreign currency transactions. A Fund could experience losses if its currency forward or futures positions are poorly correlated with its other investments, or if it cannot close a position in an illiquid market. A currency hedge is designed to protect a foreign-denominated security from a decline in that currency’s value — it will not protect against a price decline caused by deterioration in the issuer’s creditworthiness — and because a Fund’s foreign-denominated investments may respond to factors other than exchange rates, currency positions may not exactly track portfolio value over time. A Fund will incur transaction costs, including trading commissions, in connection with certain currency transactions.

Foreign Investments

Each Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by ADRs and listed on domestic securities exchanges or traded in the U.S. on over-the-counter markets.

Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory, and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities, or obtain exposure to them, or transfer a Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

Currency Risk and Exchange Risk. Securities in which a Fund invests, or to which it obtains exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly, when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk,” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers, and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which a Fund invests, or to which it obtains exposure, are generally held outside the U.S. in foreign banks and securities depositories. Each Fund’s custodian is the Fund’s “foreign custody manager” as provided in Rule 17f-5 under the 1940 Act. The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell, and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody, and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the sale of, foreign securities a Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply. See “Taxation.”

Additional Risks of Global Markets. From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Tensions, war, or open conflict between nations could affect the economies of many nations, including the U.S. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets and negatively affect the value and liquidity of a Fund’s investments.

Futures Contracts and Related Options

Each Fund may purchase or sell stock index futures contracts and options thereon, including as a substitute for a comparable market position in the underlying securities. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying asset. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. Each Fund may engage in related closing transactions with respect to options on futures contracts. A Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract, and that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Each Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. Each Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract.

Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Funds and claim an exclusion from the definition of the term “commodity pool operator” under the CEA with respect to the Funds. The Adviser therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of each Fund’s investment strategies. Although the Adviser expects to be able to execute each Fund’s strategies within the limitations, performance could be adversely affected.

Geographic Focus

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. To the extent a Fund focuses on a specific region, it will be more exposed to that region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia, can be interdependent and may be adversely affected by the same events.

Illiquid Securities

An illiquid security is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities, repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined to be liquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and securities such as repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, an institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

The Funds have adopted and implemented a liquidity risk management program. This program seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that a Fund would be unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has designated the Adviser as the administrator of the liquidity risk management program.

Initial Public Offering Risk

The Event-Driven ETF may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. As a result, IPOs performance can be more volatile and they face greater risk of business failure, affecting the Fund’s portfolio.

Leverage

Each Fund may borrow from banks to increase its portfolio holdings of securities. This borrowing is known as leverage. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund would be required to dispose of some of its portfolio holdings within three days (excluding Sundays and holidays) in order to reduce each Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of such Fund’s agreement with its lender, the asset value per share of such Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Loans and Other Debt Instruments

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Event-Driven ETF in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

Master Limited Partnerships

A Fund may invest in master limited partnerships (“MLPs”), which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing,

exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of a MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Merger Arbitrage

The Merger Arbitrage ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Water Island Merger Arbitrage USD Hedged Index (the “Underlying Index”), which is designed to reflect a global merger arbitrage strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common arbitrage activity involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. To gain exposure to the Underlying Index, the Fund will establish long positions in shares of the target company’s stocks. When the terms of a transaction call for the exchange of an acquiring company’s common stock, the Underlying Index, as a result of the index methodology, may include components that are designed to hedge against the risk of a decline in the value of the acquiring company’s stock, such as by establishing short positions in shares of the acquiring company’s stock.

The Event-Driven ETF may also utilize the merger arbitrage strategy described above to profit from event-driven opportunities. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. Each Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

A corporation’s minority shareholders may have a statutory right of appraisal to have a fair stock price determined by a judicial proceeding or by an independent valuator, which obligates the acquiring corporation to repurchase the shares at the determined price. Appraisal rights are a protection for minority shareholders that prevent the acquiring company in a merger from paying less than the acquired company is worth to shareholders. However, there is no guarantee that exercising appraisal rights will result in a Fund receiving an amount greater than the previously paid share price. There is a risk that a Fund exercising appraisal rights may receive less value. Moreover, a Fund exercising appraisal rights may be subject to additional costs of the appraisal proceeding without receiving an increased return on its investment if the appraisal does not result in a higher share price. A Fund exercising appraisal rights may also experience limited liquidity on its investment while the subject securities are being appraised, which may limit the Fund’s ability to pursue other investments and achieve its investment objective.

Non-Diversification Status

The Merger Arbitrage ETF is non-diversified, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a fund that is diversified. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified fund. As a non-diversified fund, the Merger Arbitrage ETF has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Transactions

Each Fund may write both covered and uncovered options. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

●	the writer of an option may be assigned an exercise at any time during the option period;

●	disruptions in the markets for underlying instruments could result in losses for options investors;

●	imperfect or no correlation between the option and the securities being hedged;

●	the insolvency of a broker could present risks for the broker’s customers; and

●	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type, and duration of the options.

By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. A Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

Each Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to such Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, such Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by such Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

Writing Covered Call Options. Each Fund may write covered call options on equity securities to earn premium income, to ensure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period. The principal reason for a Fund to write call options on securities held by such Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased or to earn premium income. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. A put option is “covered” if a Fund is short the underlying security subject to the put option at all times during the option period.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Writing Uncovered Options. In addition to covered options, each Fund may sell “uncovered” call and put options. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

The Funds’ ability to write call or put options may be limited by margin requirements and other federal securities rules or regulations and is subject to the requirements of Rule 18f-4 as described in the “Derivatives—Rule 18f-4 under the 1940 Act” section above.

Over-the-Counter Options

A Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is each Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Pandemic and Natural Disaster Risk

The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. In addition to widespread disease, including the novel coronavirus disease (COVID-19) and other pandemics and epidemics, natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena, generally have been, and can be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The impact of infectious diseases and natural or environmental disasters in developing or emerging market countries may be greater due to limited health care and other resources. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent each Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to successfully execute its investment strategy or achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.

Passive Foreign Investment Companies

If a Fund purchases shares in passive foreign investment companies (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described below. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying regulated investment company income to the Fund unless such amounts were also distributed to the Fund.

Alternatively, each Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from distributions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax election, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Preferred Stocks

The Event-Driven ETF may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placement and Restricted Securities

The Event-Driven ETF may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. As a result of the absence of a public trading market, privately placed securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Where registration is required for restricted securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets, or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on net income and net realized gains distributed to its shareholders if, among other things, it distributes substantially all of its taxable income (other than net capital gains) and certain other amounts for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in a Fund’s fee table.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants, especially in light of the effects of COVID-19 or potential future pandemics. Mortgage

REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free “pass-through” of income under the Code, including regulations thereunder and IRS interpretations or similar authority upon which a Fund may rely, or its failure to maintain exemption from registration under the 1940 Act.

Registered Investment Companies

Each Fund may invest in shares of registered investment companies to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. The 1940 Act generally permits a Fund to purchase securities of other investment companies where no more than 10% of the value of the Fund’s total assets would be invested in such securities, no more than 5% of the Fund’s total assets would be invested in shares of any one investment company, and the Fund would hold no more than 3% of the outstanding voting securities of any investment company.

Fund of fund arrangements must comply with the provisions of the 1940 Act, Rule 12d1-4 under the 1940 Act, or another rule. Pursuant to Rule 12d1-4, a Fund is permitted to exceed the limits of Section 12 of the 1940 Act if the Fund complies with Rule 12d1-4’s conditions, which contain elements from the SEC’s prior exemptive orders permitting fund of funds arrangements, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. The limits on control and voting do not apply if the funds are affiliated and in the same group of investment companies.

The Adviser may be deemed to have a conflict of interest when determining whether to invest or maintain a Fund’s assets in an affiliated underlying fund. The Adviser would seek to mitigate this conflict of interest, however, by undertaking to waive a portion of a Fund’s advisory fee equal to the advisory fee it receives from the affiliated underlying fund on the Fund’s assets invested in the affiliated underlying fund. The Adviser and its affiliates may derive indirect benefits such as increased assets under management from investing Fund assets in an affiliated underlying fund, which benefits would not be present if investments were made in unaffiliated underlying funds. In addition, although the Adviser will waive a portion of a Fund’s advisory fee (as previously described), the Fund will indirectly bear its pro rata share of an affiliated underlying fund’s other fees and expenses, and such fees and expenses may be paid to the Adviser or its affiliates or a third party.

Investment companies include open-end investment companies, closed-end investment companies, unit investment trusts, and ETFs which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which the Funds invest may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of a Fund and the Adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which a Fund invests. As a result, a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Registered investment companies in which the Funds may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If a Fund invests in a money market fund with a floating NAV, the impact on the trading and value of the money market instruments may negatively affect a Fund’s return potential. ETFs and closed-end funds are investment companies whose shares are bought and sold on a securities exchange.

An investment in an ETF or a closed-end fund generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF or a closed-end fund can fluctuate within a wide range, and a Fund could lose money investing in such a fund if the prices of the stocks owned by it go down. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of their shares may trade at a discount to their net asset value; (ii) an active trading market for their shares may not develop or be maintained; or (iii) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

See “Exchange-Traded Funds” above.

Sector Risk

From time to time, based on market or economic conditions or investment opportunities, a Fund may have significant investments in one or more sectors of the market. When a Fund invests a substantial portion of its assets in a particular sector, industry or sub-sector of the economy, the

Fund’s investments are not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, a fund that invests more heavily in one sector or industry of the market may see its performance be especially sensitive to developments that significantly affect that sector or industry. In addition, a sector or industry may also react in the same way to economic, political, or regulatory events and a Fund’s performance may be affected if the sector or industry does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending

The Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash maintained on a current basis at an amount at least equal to the market value of the securities loaned (100% collateral). The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act. The amount of such collateral investment may be substantial. The aggregate value of securities loaned by a Fund at a given time will not exceed one-third of the value of the total assets of a Fund. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the Fund’s investment. A Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Funds’ Prospectus and this SAI.

Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. This risk could be greater for foreign securities. A Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

There were no securities lending activities for the Funds’ most recently completed fiscal year.

Senior Loans

Senior Loans are loans made to borrowers that may be corporations, partnerships, or other entities (each a “Borrower”). Investing in Senior Loans involves investment risk, and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of high yield bonds, although Senior Loans typically are senior and secured, whereas high yield bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a Borrower’s default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. No active trading market may exist for certain Senior Loans, which may impair the ability of the Event-Driven ETF to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

Short Sales

Each Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. A Fund must comply with Rule 18f-4 with respect to its short sale borrowings, which are considered derivative transactions under the Rule. See the “Derivatives—Rule 18f-4 under the 1940 Act” section above. Until a Fund replaces a borrowed security, the Fund will adhere to the requirements set forth in that section.

Special Purpose Acquisition Companies

The Event-Driven ETF may invest in the common stock of and other interests (e.g., warrants and rights) in SPACs. A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Fund may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years).

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Swap Agreements

Each Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Each Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. A Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

General Characteristics of Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by a Fund at inception, most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund). In addition, these transactions are subject to the risks and requirements outlined in the “Derivatives” section above.

Risks Associated with Swap Agreements. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause each Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Risks

The U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including, among other issues, identifying deferred losses from wash sales or realized gains from constructive sales. Such uncertainty may cause a Fund to be exposed to unexpected tax liability or loss of pass-through tax status.

U.S. Government Securities

The Funds may invest in a variety of U.S. Treasury obligations, including bills, notes, and bonds. These obligations differ only in terms of their interest rates, maturities, and time of issuance. The

Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Valuation Risks

For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Funds are required to fair value their investments. The Funds’ Board of Trustees has designated the Adviser as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the Adviser, subject to the Board’s oversight. The Adviser has a Fair Valuation Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Fair Valuation Committee reports its determinations to the Board. The Funds may rely on the quotations furnished by pricing services or other third parties, including broker dealers and counterparties to price portfolio securities and other assets for which there is no readily available or reliable market quotation. Such reliance carries with it the risk that the quotations may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, a Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the value of a particular asset and thus the net asset value of the Fund. In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not able to purchase or sell the Fund’s shares.

Warrants

Each Fund may invest a portion of its assets in warrants only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

When-Issued, Forward Commitment and Delayed Settlement Securities

Each Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. If the transaction is collateralized, the exchange of margin may take place between the Fund and the counterparty according to an agreed-upon schedule. Generally, a Fund will record the transaction and reflect the value of the securities each day in determining its NAV. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

As described in the “Derivatives—Rule 18f-4 under the 1940 Act” section above, when-issued or forward settling securities transactions that do not physically settle within 35 days are required to be treated as derivatives transactions in compliance with Rule 18f-4 under the 1940 Act. However, when-issued or forward settling securities transactions physically settling within 35 days are deemed not to involve a senior security under Section 18 of the 1940 Act.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover may vary from year to year, as well as within a year. Each Fund’s portfolio turns over for a variety of reasons. A high portfolio turnover rate (for example, over 100%) will result in increased transaction costs to a Fund, including brokerage commissions and other transaction costs. The performance of a Fund could be negatively impacted by the increased costs.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which a Fund may invest because such contracts generally have a remaining maturity of less than one year.

The table below sets forth the portfolio turnover rates of each predecessor exchange traded fund for the periods noted.

Fund	Fiscal Year Ended May 31, 2026	Fiscal Year Ended May 31, 2025
Merger Arbitrage predecessor exchange traded fund	399%	431%
Event-Driven predecessor exchange traded fund	381%	480%

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business of the Trust is managed under the direction of the Board in accordance with the Amended and Restated Trust Instrument of the Trust, which has been filed with the SEC and is available upon request.

The Trustees serve for an indefinite term and the officers are elected annually. Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is adjudicated incompetent or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. It is the policy of the Board that each Trustee shall retire from the Board at the conclusion of the first meeting at which the Trustee has attained age 75. The Board’s retirement policy is subject to periodic review by the Nominating and Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

Pursuant to the Amended and Restated Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers, and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Interested Trustees
John S. Orrico, CFA** 104 Fifth Avenue 9th Floor New York, NY 10011 (1960)	Indefinite Since 2000	President and Chairman of the Board of Trustees	Managing Member and Co-Chief Investment Officer (March 2024-present), Managing Member and Chief Investment Officer (2000-2024), Water Island Capital, LLC, the Investment Adviser.	None	5
Independent Trustees***
John C. Alvarado (1959)	Indefinite Since 2003	Lead Independent Trustee

Independent Director (since 2003). Previously, Chief Operating Officer (2018–2025) and Chief Financial Officer (2016–2025) of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company, and Chief Financial Officer of ACES Delta, LLC (2020-2025), an advanced clean energy storage project. Prior to that, Managing Director at Alvarado Energy Advisors LLC, a boutique investment banking firm providing financial advisory services to middle market energy companies (2014–2016); and Managing Director for The Seaport Group, a credit-focused investment bank (2010–2014).

				None	5
Robert P. Herrmann (1962)	Indefinite Since 2012	Trustee	Executive Director (2025-present) and Independent Director (2019-2025) of GeoWealth LLC, a technology provider in the financial services	Independent Director and Chairman of Nominating and Governance Committee of	5

			industry. Previously, Chief Executive Officer of Freedom Investment Management, Inc., a national financial advisory firm (2020–2025). Previously, President & Chief Executive Officer of Discovery Data, a leading financial services industry data provider (2009–2019).	TD Funds (USA) (2014–2019); Independent Director of FundChoice Holdings LLC (2014-2018); Board Trustee, Monmouth Medical Center (2012–2024, including Board Chair 2018-2022); Advisory Board Member, Monmouth University School of Science (2017-2022); Independent Director, Delta Data (2022-2025).
Stephen R. Byers (1953)	Indefinite Since 2016	Trustee	Independent Director (since 2011); Independent Consultant (since 2014).	Independent Director, Barings BDC (BBDC), a business development company (since 2022); Independent Chair (since 2016), Trustee (since 2011), Lead Independent Trustee (2015–2016) and Audit Committee Chair (2011−2015), Deutsche Bank db-X ETF Trust (45 portfolios); Independent Director and Audit	5

Committee Chair (2012-2022), Lead Independent Director (2019-2022), Chairman of Sierra Special Committee (2019-2022), Sierra Income Corporation; Board Member (2016 - 2025) and Audit Committee Chair (2019-2025), Mutual Fund Directors Forum.

Francis X. Tracy (1957)	Indefinite Since 2016	Trustee	Independent Director (since 2016). Previously, President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999—2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010−2014).	5

* Each Trustee serves during the lifetime of the Trust until his successor is elected, his death, his resignation, retirement or removal, or the Trust terminates, whichever is sooner.

**John S. Orrico, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

***Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

Officers Who Are Not Trustees

Name, Address and Year of Birth	Term of Office and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships Held During the Past Five Years
Karlis Griffiths 104 Fifth Avenue 9th Floor New York, NY 10011 (1982)	One Year Since 2023	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2023-present), Compliance Officer (2023–present), and Senior Operations Analyst (2010-present), Water Island Capital, LLC.	N/A

Jonathon Hickey* 104 Fifth Avenue 9th Floor New York, NY 10011 (1980)	One Year Since 2026	Chief Financial Officer	Senior Managing Partner (2025-present), Chief Operating Officer (2016–present), Director of Operations (2011–2016), Water Island Capital, LLC; Treasurer of the Trust (2013-2026)	N/A
Chanah Bickel* 104 Fifth Avenue 9th Floor New York, NY 10011 (1981)	One Year Since 2026	Treasurer	Controller, Water Island Capital, LLC (2015–present).	N/A
Philip Channen** 104 Fifth Avenue 9th Floor New York, NY 10011 (1964)	One Year Since 2019	Chief Compliance Officer	Chief Compliance Officer, Water Island Capital, LLC (2019-present); Deputy Chief Compliance Officer, HarbourVest Partners, LLC (2017-2019).	N/A

*Effective February 10, 2026, Jonathon Hickey serves as Chief Financial Officer of the Trust and Chanah Bickel serves as Treasurer of the Trust.

** During the fiscal year ended May 31, 2026, the Chief Compliance Officer of the Trust received compensation from the Trust in the amount of $167,754.

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

John S. Orrico has been a Trustee of the Trust since inception and is Co-Chief Investment Officer and Managing Member of the Adviser. He also currently serves as President and Chairman of the Board of the Trust. His experience and skills as a portfolio manager of Arbitrage Fund, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Messrs. Alvarado, Herrmann, Byers, and Tracy should serve as a Trustee. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Fund’s shareholders.

●	Having served as chief operating officer and chief financial officer of a private energy company, and prior to that, the managing director for an investment bank and with prior experience in internal audit, John C. Alvarado has honed his understanding of financial statements and the issues that confront businesses, and this allows him to bring to the Board valuable insights on how to address issues impacting the Funds. He is currently a financial expert of the Audit Committee and the Lead Independent Trustee of the Board. Further, Mr. Alvarado’s diligent and thoughtful service as a Trustee since 2003 has provided him with a detailed understanding of the mutual fund industry.

●	Mr. Herrmann’s extensive experience in the financial services industry, including his experience as the chief executive officer of a financial advisory firm, as well as his prior experience as the chief executive officer of a financial services industry data provider and as the chief executive officer of two asset management firms, has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. This experience and the knowledge he has acquired about the investment management industry is valuable in helping the Funds address issues that they face, and he brings these assets to the Board in a relatable, effective way.

●	Mr. Byers has worked in the financial services industry for over 35 years with experience in finance, operations, and investment management. He has served as vice chairman and chief investment officer and chairman of investment policy and risk oversight for large investment companies and has served as a director or trustee for multiple boards, including, among others, the Mutual Fund Directors Forum, including the Graduate School of Business at the College of William and Mary, a financial corporation, and an ETF complex. Through these positions, Mr. Byers has gained an extensive knowledge and understanding of board oversight, director responsibilities, and fund governance.

●	Mr. Tracy was the President, Chief Financial Officer, Treasurer, and Secretary of a financial management company. During his tenure, he gained a deep understanding of operations, compliance, and risk management. Further, Mr. Tracy has extensive financial and investment management knowledge gained through his over 40 years of business experience and over 30 years of experience within the investment industry. He is currently the Chairman of the Audit Committee.

Board Structure

John S. Orrico is considered to be an Interested Trustee and serves as President and Chairman of the Board of the Trust. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board (except for any meetings of the Independent Trustees); and serving as a liaison between the other Trustees, Trust officers, management personnel, and counsel.

The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has appointed John C. Alvarado as the lead Independent Trustee. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board normally holds four regularly scheduled meetings each year, at least one of which normally is in person. The Board may hold special meetings, as needed, either in person, by videoconference or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled meeting of the Board. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Funds.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance, and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel, and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO oversees the implementation and review of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, other service providers, and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Board Committees

The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each committee is comprised of the Independent Trustees of the Trust.

The Audit Committee oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Francis X. Tracy (Chair), John C. Alvarado, Stephen R. Byers, and Robert P. Herrmann. The Audit Committee held three meetings during the fiscal year ended May 31, 2026.

The Nominating and Governance Committee is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. The Nominating and Governance Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating and Governance Committee are Robert P. Herrmann (Chair), John C. Alvarado, Stephen R. Byers, and Francis X. Tracy. The Nominating and Governance Committee held two meetings during the fiscal year ended May 31, 2026.

The Board has not established a compensation committee. The Nominating and Governance Committee periodically reviews Trustee compensation.

Compensation of Trustees

For services to the Trust, each Trustee who is not an interested person of the Trust receives an annual retainer of $70,000, paid in quarterly installments, which covers all regular, committee, and special meetings. In addition, the Lead Independent Trustee receives an annual retainer of $10,000; the Chair of the Audit Committee receives an annual retainer of $10,000; and the Chair of the Governance Committee receives an annual retainer of $2,500. Effective January 1, 2026, the Board approved: (i) the waiver of the annual retainer of $10,000 payable to the Lead Independent Trustee; (ii) the waiver of the annual retainer of $10,000 payable to the Chair of the Audit Committee; and (iii) the waiver of the annual retainer of $2,500 payable to the Chair of the Nominating and Governance Committee. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings. None of the executive officers, except for the CCO, receive compensation from the Trust.

The following table shows compensation amounts paid by the Trust to the Trustees for the fiscal year ended May 31, 2026. The table reflects the compensation arrangements in effect during that fiscal year and includes compensation paid by other funds in the Trust. Pursuant to the terms of its investment advisory agreement with respect to each of the Merger Arbitrage ETF and Event-Driven ETF, the Adviser bears all of its own costs associated with providing advisory services and all the expenses of the Funds (excluding certain items, as provided in the investment advisory agreement), including Independent Trustee compensation.

Name and Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees*
Interested Trustee**:
John S. Orrico	None	None	None	None

Independent Trustees:
John C. Alvarado	$77,500	None	None	$77,500
Robert P. Herrmann	$71,875	None	None	$71,875
Stephen R. Byers	$70,000	None	None	$70,000
Francis X. Tracy	$77,500	None	None	$88,750
Nancy M. Morris***	$70,000	None	None	$81,250

*	During the fiscal year ended May 31, 2026, the registered investment companies in the Fund Complex included the series of the Trust and the predecessor exchange traded funds.
**	Mr. Orrico is an “interested person,” as defined by the 1940 Act, of the Trust because of his employment and relationship with the Adviser.
***	Ms. Morris resigned as a Trustee of the Trust in June 2026. Her compensation figures for the fiscal year ended May 31, 2026 remain in the table.

Fund Shares Owned by Trustees

As of September 1, 2026, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

The following table shows each current Trustee’s beneficial ownership of shares of the predecessor exchange traded funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2025.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex*
Interested Trustee:
John S. Orrico	Merger Arbitrage predecessor exchange traded fund Event-Driven predecessor exchange traded fund	Over $100,000 Over $100,000**	Over $100,000
Independent Trustees:
John C. Alvarado	Merger Arbitrage predecessor exchange traded fund Event-Driven predecessor exchange traded fund	None None	Over $100,000

Robert P. Herrmann	Merger Arbitrage predecessor exchange traded fund Event-Driven predecessor exchange traded fund	None None	$1-$10,000

Stephen R. Byers	Merger Arbitrage predecessor exchange traded fund Event-Driven predecessor exchange traded fund	None None	Over $100,000

Francis X. Tracy	Merger Arbitrage predecessor exchange traded fund Event-Driven predecessor exchange traded fund	$10,001-$50,000 None	Over $100,000

* As of December 31, 2025, the registered investment companies in the Fund Complex included the series of the Trust and the predecessor exchange traded funds.

** As of September 1, 2026, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owned more than 25% of the outstanding voting shares of the Event-Driven predecessor exchange traded fund and therefore is deemed to be a control person of the Event-Driven predecessor exchange traded fund.

Codes of Ethics

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.

Information on how the predecessor exchange traded funds voted proxies relating to their portfolio securities during the most recent 12 month period ended June 30 is available on the Funds’ website at www.altsharesetfs.com/resources and without charge upon request by calling (855) 955-1607 or on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A shareholder who owns beneficially more than 25% of the outstanding shares of a fund or who is otherwise deemed to “control” a fund may be able to determine or significantly influence the outcome of matters submitted to a vote of such fund’s shareholders.

The Trust has limited information concerning the beneficial ownership of shares held in the names of DTC participants. As of September 1, 2026, the name and percentage ownership of each DTC Participant (as defined below) that owned of record 5% or more of the outstanding shares of the predecessor exchange traded funds is set forth in the table below:

Merger Arbitrage predecessor exchange traded fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	54.14%	Record
National Financial Services LLC 499 Washington Blvd.	9.42%	Record

Jersey City, NJ 07310
BNY Mellon 525 William Penn Place Pittsburgh, PA 15259	8.12%	Record
JP Morgan Chase & Co. 4 Chase Metrotech Center Brooklyn, NY 11245	5.02%	Record
Pershing LLC 1 Pershing Plaza Fl 11 Jersey City, NJ 07399-0001	5.13%	Record

Event-Driven predecessor exchange traded fund:

JP Morgan Chase & Co.* 4 Chase Metrotech Center Brooklyn, NY 11245	24.08%	Record
National Financial Services LLC** 499 Washington Blvd. Jersey City, NJ 07310	21.74%	Record
Charles Schwab & Co 2423 E Lincoln Drive Phoenix, AZ 85016-1215	50.01%	Record

* Includes 17.91% beneficial ownership by the Adviser and 6.16% beneficial ownership by John S. Orrico.

**Includes 13.96% beneficial ownership by John S. Orrico.

 As of September 1, 2026, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owned 38.03% of the outstanding voting shares of the Event-Driven predecessor exchange traded fund and is therefore deemed to be a control person of the Fund. Mr. Orrico’s address is: Water Island Capital, LLC, Attn: John S. Orrico, Trustee, 104 Fifth Avenue, 9th Floor, New York, NY 10011-6901.

As of September 1, 2026, the Trustees and officers of the Event-Driven predecessor exchange traded fund (including the Adviser) as a group owned of record 38.42% of the outstanding voting shares of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Advisory Agreement

Water Island Capital, LLC (the “Adviser”) is the investment adviser to the Funds. The Adviser is a limited liability corporation organized under the laws of Delaware and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. John S.

Orrico is the Managing Member of the Adviser and a portfolio manager of each series of the Trust and is a control person of the Adviser. Water Island Capital, LLC is located at 104 Fifth Avenue, 9th Floor, New York, New York 10011.

The Adviser manages the investment and the reinvestment of the assets of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board.

Under an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (“Advisory Agreement”), the Funds pay the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below.

Fund	Advisory Fee Rate (based on average daily net assets)
AltShares Merger Arbitrage ETF	0.75%
AltShares Event-Driven ETF	1.25%

The following table shows the investment advisory fees accrued by each predecessor exchange traded fund for each of its last three fiscal years.

Fund	Year Ended May 31, 2024	Year Ended May 31, 2025	Year Ended May 31, 2026
Merger Arbitrage predecessor exchange traded fund	$514,693	$574,635	$719,688
Event-Driven predecessor exchange traded fund	$43,495	$60,774	$109,915

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

Effective September 30, 2022, the Adviser has voluntarily agreed to reduce the advisory fee for the Merger Arbitrage predecessor exchange traded fund to 0.55% of the Fund’s average daily net assets when the Fund’s assets are under $100 million, and to reduce the advisory fee to 0.65% of the Fund’s average daily net assets when the Fund’s assets are $100 million or more but less than $200 million. No waiver will apply once the Fund’s net assets reach $200 million. This voluntary arrangement may be eliminated by the Adviser at any time.

Pursuant to the Adviser's voluntary fee waiver described above, the Adviser waived $150,852 of the advisory fees accrued for the Merger Arbitrage predecessor exchange traded fund during the fiscal year ended May 31, 2026, waived $153,236 of the advisory fees accrued for the Merger Arbitrage predecessor exchange traded fund during the fiscal year ended May 31, 2025, and waived $137,251 of the advisory fees accrued for the Merger Arbitrage predecessor exchange traded fund during the fiscal year ended May 31, 2024.

The Adviser bears all of its own costs associated with providing these advisory services and all operating expenses of the Funds, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Funds’ Rule 12b-1 plan, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities lending-related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Funds may be a party and indemnification of the Trustees and officers with respect thereto).

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, the Trust or its shareholders in connection with the matters to which the Advisory Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Advisory Agreement.

The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of a Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to a Fund, by a majority of the outstanding Shares, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Trust, and that it shall be automatically terminated if it is assigned.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator (“Administrator”), custodian (“Custodian”), and transfer agent (“Transfer Agent”) for the Funds. State Street’s principal address is One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts, 02114. Pursuant to the Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting, and financial reporting services for the maintenance and operations of the Trust and the Funds. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. Pursuant to the Master

Custodian Agreement with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Funds. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for the Funds’ authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly by the Adviser from its management fee.

For the fiscal years ended May 31, 2026, May 31, 2025, and May 31, 2024, the administration expenses of the Merger Arbitrage predecessor exchange traded fund paid by the Adviser to State Street were $156,317, $155,402, and $174,183, respectively.

For the fiscal years ended May 31, 2026, May 31, 2025, and May 31, 2024, the administration expenses of the Event Driven predecessor exchange traded fund paid by the Adviser to State Street were $151,458, $127,459, and $148,442, respectively.

PORTFOLIO MANAGERS

The following tables provide information about other accounts managed by the portfolio managers who have day-to-day responsibility for management of the predecessor exchange traded funds. The information in the tables is as of May 31, 2026.

Merger Arbitrage predecessor exchange traded fund
Portfolio Managers	Number of Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Christopher Plunkett	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$0	$0	$0	$0	$0	$0
Eric Becker	1 account	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$12 million	$0	$0	$0	$0	$0
John S. Orrico, CFA	5 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$1.143 billion	$25 million	$0	$0	$25 million	$0

Event-Driven predecessor exchange traded fund
Portfolio Managers	Number of Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Eric Becker	1 account	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$103 million	$0	$0	$0	$0	$0

John S. Orrico, CFA	5 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$1.234 billion	$25 million	$0	$0	$25 million	$0
Matthew Osowiecki	4 accounts	1 account	0 accounts	0 accounts	1 account	0 accounts
	$1.131 billion	$25 million	$0	$0	$25 million	$0

Material Conflicts of Interest

The Adviser maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple portfolios. Other portfolios managed by the Adviser may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities. If a Fund’s portfolio manager identifies a limited investment opportunity (including IPOs and private placement securities) that may be suitable for multiple Funds and/or other of the Adviser’s client accounts, the investment opportunity may be allocated among these multiple Funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. The Adviser has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner among client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies. The Adviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios, including one or more Funds, by the Adviser’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Different Investment Strategies. The Adviser and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, the Adviser has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by the Adviser’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or the Adviser has a financial interest. The Adviser may also manage certain pooled investment vehicles whereby the Adviser provides principal protection for investors. The Adviser may be motivated to favor such funds to minimize the likelihood of losses. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the Adviser or portfolio manager. As described above, it is the Adviser’s policy that investment opportunities and trades are allocated fairly and equitably among client accounts, taking into consideration the objectives, restrictions, investment strategy, asset allocation and benchmarks of each client. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management.

Selection of Brokers/Dealers. A Fund’s portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide the Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In order to be assured of continuing to receive services considered of value to the Funds, the Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the 1934 Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received. Firms that provide brokerage or research services to the Funds and Adviser may also promote the sale of the Funds or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Funds or other investment companies or pooled investment vehicles advised by the Adviser.

Personal Holdings and Transactions. The Adviser’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts, including the Funds. Under limited circumstances, the Adviser allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by the Adviser for its client accounts. The Adviser and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by the Adviser. This may result in a potential conflict of interest since the Adviser’s employees have knowledge of such funds’ investment holdings, which is non-public information. The Adviser has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

The Funds’ portfolio managers may also face other potential conflicts of interest in the management of the Funds and other accounts, and the examples provided above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Portfolio managers are compensated with salary, discretionary bonus, and potential profit sharing. Discretionary bonuses are based on personal performance, both relative and absolute fund performance, and profitability of the Adviser. Should the profitability of the firm allow, portfolio managers may receive additional compensation in the form of a profit share award.

Portfolio Managers’ Ownership in the Fund

For the most recently completed fiscal year ended May 31, 2026, the table below provides beneficial ownership of shares of the portfolio managers of each predecessor exchange traded fund they manage (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned By	Fund	Dollar Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Eric Becker	Merger Arbitrage predecessor exchange traded fund	None
	Event-Driven predecessor exchange traded fund	None
John S. Orrico, CFA	Merger Arbitrage predecessor exchange traded fund	Over $1 million
	Event-Driven predecessor exchange traded fund	Over $1 million
Matthew Osowiecki	Event-Driven predecessor exchange traded fund	None
Christopher Plunkett	Merger Arbitrage predecessor exchange traded fund	$50,001-$100,000

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Brokerage Transactions

Portfolio changes will generally be implemented through in-kind transactions for Creation Units; however, the Adviser may execute brokerage transactions for the Funds and the Funds may incur brokerage commissions, particularly during the early stages of a Fund’s development or in the case of transactions involving realized losses. Also, the Funds may accept or pay cash as part or all of a purchase or redemption of a Creation Unit, in which case the Adviser may need to execute brokerage transactions for the Funds.

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the execution capability, reliability, responsiveness, integrity, and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order;

●	the value of research provided; and

●	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research, and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research, and other services to a Fund and/or other accounts over which the Adviser exercises investment discretion. Brokerage services are used to facilitate trade execution. The Adviser utilizes a third-party execution management system to facilitate trade execution and uses a separate third-party order management system to facilitate trade settlement and trade allocations. Research services provided through brokerage will be those providing information and analyses that assist the portfolio managers in making investment decisions. Examples of such research services include Bloomberg information and research, publications containing investment information and recommendations and individual reports written about specific companies, securities and economic analyses, newsletters, and opinions relating to economic trends, general advice on the relative merits of possible investment securities for a Fund, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to a Fund and the Adviser, it may not be possible to place a dollar value on the information. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its client accounts and not all such services may be used by the Adviser in connection with the Fund.

To the extent that a research service provided by a broker is used by the Adviser for non-research or non-brokerage purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research or non-brokerage use. Only the percentage or component that provides assistance to the Adviser in the investment decision making process or in facilitating trade executions may be paid using brokerage commissions.

Firms that provide brokerage or research services to the Funds and Adviser may also promote the sale of the Funds or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Funds or other investment companies or pooled investment vehicles advised by the Adviser.

During the fiscal years ended May 31, 2026, May 31, 2025, and May 31, 2024, the Merger Arbitrage predecessor exchange traded fund paid aggregate brokerage commissions of $544,296, $367,398, and $346,392, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided for the Fund were $648,543,381 and $292,656, respectively.

During the fiscal years ended May 31, 2026, May 31, 2025, and May 31, 2024, the Event-Driven predecessor exchange traded fund paid aggregate brokerage commissions of $37,363, $28,912, and $13,804, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided for the Fund were $51,208,493 and $21,599, respectively.

Regular Broker Dealers. The Funds are required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parent companies held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of May 31, 2026, the Merger Arbitrage predecessor exchange traded fund held $3,505,223 of securities issued by Morgan Stanley & Co. LLC and $3,505,223 of securities issued by State Street Bank and Trust Company. As of May 31, 2026, the Event-Driven predecessor exchange traded fund held $677,791 of securities issued by Morgan Stanley & Co. LLC and $677,790 of securities issued by State Street Bank and Trust Company.

During the fiscal year ended May 31, 2026, no commissions were paid by a predecessor exchange traded fund to a broker that is an affiliated person of the Fund.

THE DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by Foreside Financial Services, LLC (“Foreside” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that Foreside, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  Foreside is not obligated to sell any specific amount of Fund shares.  Foreside is registered as a broker-dealer under the 1934 Act, and each state’s securities laws and is a member of FINRA.  The address of Foreside is 190 Middle Street, Suite 301, Portland, ME 04101.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board or a vote of a majority of the outstanding shares, or (b) a majority of the Trustees who are not interested persons (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two-year term, the Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Funds’ Board, or by a vote of a majority of the outstanding voting securities of the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

Distribution Plan

Each Fund has adopted a distribution and service plan (together, the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No fees are currently charged pursuant to the Plan, and there is no current intention to charge such fees pursuant to the Plan. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund. All material amendments to the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Distributor does not retain 12b-1 fees for profit, but instead keeps any excess (if applicable) in retention for future distribution related expenses. The Adviser pays the Distributor a fee for certain distribution related services. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Funds are authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Funds’ then-current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Funds; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Funds, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Funds; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vii) such other services and obligations as are set forth in the Distribution Agreement.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping, and shareholder communication services. For example, compensation may be paid to make Shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that the Funds pay all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds’ transfer agent and/or administrator.

The Adviser or another affiliate of the Funds, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another affiliate of the Funds may include payments for shareholder servicing, marketing, and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Shares, including costs incurred in compensating registered sales representatives and preparing, printing, and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds or their affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend Shares over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing the Funds on a list of preferred funds.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

The Trust has selected Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, as the independent registered public accounting firm for the fiscal year ended May 31, 2026. Cohen & Company, Ltd. audits the annual financial statements of the Trust. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., advises the Trust as to certain accounting and tax matters, as requested.

Legal Counsel

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006, serves as the Trust’s legal counsel and as counsel to the Independent Trustees.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on December 22, 1999 and has authorized capital of unlimited Shares of beneficial interest of no par value that may be issued in more than one class or series. The Trust currently consists of five series, Merger Arbitrage ETF, Event-Driven ETF, Arbitrage Fund, Water Island Credit Opportunities Fund, and Water Island Event-Driven Fund.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders, but if ordered by the Trustees or the President, the Trust will call a special meeting of shareholders of the Funds. Shareholders holding two-thirds of Shares outstanding of a Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights. The Amended and Restated Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the value of an investor’s investment in a Fund.

The Amended and Restated Trust Instrument disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Amended and Restated Trust Instrument provides for indemnification out of the Funds’ property for all loss and expense of the Funds’ shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds themselves would not be able to meet the Trust’s obligations and this risk should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust inquires of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust provides each such DTC Participant with copies of such notice, statement or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit

DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

TRANSACTIONS IN CREATION UNITS

General

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day,” as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Currently, the number of shares that constitutes a Creation Unit is 10,000 shares. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through an Authorized Participant. Such Authorized Participant will agree, pursuant to the terms of an Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the Authorized Participant Agreement and the handbook governing the Authorized Participants. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be an Authorized Participant or may not have executed an Authorized Participant Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, such orders may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of a Fund on the secondary market. The Funds rely on exemptive relief from the affiliated transaction provisions of the 1940 Act to permit persons, who are affiliated with the Funds solely by virtue of owning more than 5% of a Fund’s (or affiliated fund’s) shares (and their affiliates), to purchase and redeem Fund shares in kind (i.e., in exchange for a basket of securities).

Purchases of Creation Units

The consideration for the purchase of Creation Units of the Funds consists of an in-kind deposit of a designated portfolio of securities (or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Securities. Together, the Deposit Securities and the Cash Component (inclusive of any Deposit Cash) constitute the “Fund Deposit.”

The Custodian or the Administrator expects to make available through the NSCC on each Business Day, prior to the opening of regular trading on the Exchange, a list of names and the required number of shares of each Deposit Security and the estimated amount of the Cash Component to be included in the current Fund Deposit. The identity and number of shares of the Deposit Securities may change pursuant to, among other matters, changes in the composition of a Fund’s portfolio, rebalancing adjustments and corporate action events and when Custom Baskets are used, as discussed below. Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash.

The means by which the Deposit Securities and Cash Component are to be delivered by the Authorized Participant to the Funds are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

Placement of Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of a Fund before the time as of which the Fund’s NAV will be calculated that day. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. Custom orders may be required to be received by the Distributor one hour prior to the Cutoff Time in order to be effectuated at the Fund’s NAV on that Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of the Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Funds may invest are closed may not be accepted or may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A purchase order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Issuance of, Creation Units

All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Funds and the Funds’ determination shall be final and binding.

Each Fund reserves the right to reject or revoke acceptance of a creation order, if, including, but not limited to, the following conditions are present: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of a Fund Deposit would, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Fund, the Distributor, and the Adviser make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Funds, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Funds of the Deposit Securities and the payment of the Cash Component, Deposit Cash, and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of a Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the purchase order may ultimately be rejected.

Each Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). Each Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, each Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+1 basis” (i.e., one Business Day after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Creation Transaction Fees

A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
AltShares Merger Arbitrage ETF	$250	2.00%
AltShares Event-Driven ETF	$250	2.00%

* As a percentage of the Creation Unit(s) purchased.

The Adviser may waive or adjust the transactions fees from time to time based on actual experience.

To the extent that the Adviser, on behalf of the Funds, may need to convert subscriptions that are made in whole or in part in cash into a foreign currency prior to purchasing investments denominated in foreign currencies at the applicable exchange rate and subject to the applicable spread, Creation Unit purchasers bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that a Fund converts any cash received into foreign investments.

Redemptions of Creation Units

The consideration paid by the Funds for the redemption of Creation Units consists of an in-kind basket of a designated portfolio of securities (or cash for all or any portion of such securities (“Redemption Cash”)) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component (inclusive of Redemption Cash) constitute the “Fund Redemption.”

The identity and number of shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of a Fund’s portfolio, rebalancing adjustments and corporate action events and when Custom Baskets are used, as discussed below. Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash.

The delivery of Fund shares will normally be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of a Fund generally before the time as of which the Fund’s NAV is calculated that day. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. Custom orders may be required to be received by the Distributor one hour prior to the Cutoff Time in order to be effectuated at a Fund’s NAV on that Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit redemption orders. A redemption request is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order, such as, in the case of redemption orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which a Fund may invest are closed may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether an order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by each Fund and each Fund’s determination shall be final and binding.

Each Fund reserves the right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Funds or Distributor will notify the Authorized Participant of such rejection, but the Funds, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by each Fund of the Fund Securities, Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected. Further, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Fund Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering a Fund Security under such laws.

To the extent contemplated by the Authorized Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds’ Transfer Agent, the Transfer Agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of at least 105%, which the Trust may change from time to time, of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement will permit the Trust, on behalf of each Fund, to purchase the missing shares or acquire the Fund Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Fund Securities or Cash Component and the value of the collateral.

Once a Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Funds typically are settled on a “T+1 basis” (i.e., one Business Day after trade date), but may be made up to seven days later, particularly in stressed market conditions, except as further set forth herein. Each Fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses. Authorized Participants will also bear the costs of transferring the Fund Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
AltShares Merger Arbitrage ETF	$250	2.00%
AltShares Event-Driven ETF	$250	2.00%

* As a percentage of the Creation Unit(s) redeemed.

The Adviser may waive or adjust the transactions fees from time to time based on actual experience.

To the extent that the Adviser, on behalf of the Funds, may need to sell investments denominated in foreign currencies prior to converting such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, those redeeming Creation Units will bear the risk associated with changes in the currency exchange rate and securities value between the time they place their redemption order and the time that a Fund converts any foreign currency-denominated investments into U.S. Dollars.

Custom Baskets

The basket of securities comprising a Fund Deposit or a Fund Redemption may be representative of a Fund’s portfolio holdings; or the Fund may utilize a “custom basket” provided that certain conditions are met. A custom basket is (i) a cash-in-lieu basket, (ii) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings, or (iii) a basket that may be composed of a representative selection of a Fund’s portfolio holdings but differs from the initial basket used in transactions on the same business day. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for custom baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of custom baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In connection with the construction and acceptance of custom baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with a Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by a Fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the use of custom baskets may reduce costs, increase (tax) efficiency and improve trading; and (5) with respect to index-based strategies, whether the securities, assets and other positions aid a Fund to track its underlying index. The policies and procedures apply different criteria to different custom baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Taxation on Creation and Redemptions of Creation Units

An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities surrendered and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible. The Funds have the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Funds also have the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Funds is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business.  The NYSE is open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day,

Thanksgiving and Christmas.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

TAXATION

Overview

Set forth below is a discussion of certain federal income tax considerations concerning the Funds and the purchase, ownership, and disposition of the Funds’ shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to certain types of shareholders subject to special treatment under the federal income tax law (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts (“IRAs”), and other retirement plans). This discussion is based upon present provisions of the Code, and the regulations promulgated thereunder, in effect as of the date hereof and judicial decisions and administrative rulings publicly available as of that date, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify for its first and each subsequent taxable year, to be treated as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Code. A RIC is not subject to federal income tax on net income and net realized capital and foreign currency gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, a Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities or such currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (“QPTPs”) (the income described in this paragraph (a), “Qualifying Income”) (“Income Requirement”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of that value and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of that value is invested in (x) the securities (other than Government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar or related trades or businesses or (y) the securities of one or more QPTPs (“Diversification Requirements”); and

(c) distribute with respect to each taxable year at least the sum of 90% of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, ordinary income, the excess, if any, of net short-

term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any) (“ICTI”) and 90% of its net exempt interest income for such year (“Distribution Requirement”).

A QPTP is a “publicly traded partnership” that is treated as a partnership for federal tax purposes and meets certain qualifying income requirements but derives less than 90% of its gross income from the items described in clause (a)(i) above.

In general, for purposes of the Income Requirement, income derived from a partnership (other than a QPTP) will be treated as Qualifying Income only to the extent it is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a QPTP will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of meeting the Diversification Requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a QPTP.

If, in any taxable year, a Fund were to fail to qualify for taxation as a RIC — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then, the Fund would be subject to tax on its taxable income at the corporate rate (21%), and all distributions from earnings and profits, including distributions of net capital gain (that is, the excess of net long-term capital gain (i.e., gain from the sale or other disposition of investments that the Fund has owned (or is treated as having owned) for more than one year) over net short-term capital loss) (if any)), would be taxable to shareholders as dividend income. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends could be taxable as “qualified dividend income” (as defined below) and thus subject to federal income tax at the rates for net capital gain if holding period requirements are met. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the “dividends-received deduction.” Distributions from the Fund would not be deductible by it in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Amounts not distributed on a timely basis as described in the next sentence are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, plus (3) all such income and gains that were not distributed in previous years. For this purpose, a Fund will be treated as having distributed any amount on which it has been subject to federal corporate income tax in the taxable year ending within the calendar year. Each Fund intends for its first and each subsequent taxable year to make distributions, sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Distributions

For federal income tax purposes, distributions of ICTI are taxable to a U.S. shareholder (other than a tax-exempt entity) as ordinary income (in some cases eligible to be treated as qualified dividend income as described below), whether paid in cash or shares. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in shares, are taxable at long-term capital gain rates (see below), regardless of how long the shareholder has held the shares on which the Capital Gain Dividends were paid. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not “qualified dividend income.”

Distributions attributable to the excess of net gains from the sale or other disposition of investments that a Fund owned for one year or less over net long-term capital losses are taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover(s).

The maximum long-term capital gain rates applicable to individual shareholders is either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts).

A distribution is treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution thus is taxable to a shareholder in its taxable year in which that December 31 falls, rather than the calendar year in which the distribution is received.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution, but the distribution nevertheless will generally be taxable.

Shareholders are notified annually as to the federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

Individuals and certain noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. The IRS has issued regulations permitting a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.

Distributions by a Fund to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally are not taxable. However, distributions from such a plan will be taxable to individual participants without regard to the character of the income earned by the plan.

Please consult a tax advisor for a more complete explanation of the federal, state, local, and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income

A Fund’s distributions attributable to “qualified dividend income” (i.e., dividends the Fund receives on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) received by an individual shareholder who satisfies similar restrictions with respect to the shareholder’s Fund shares are taxed at the maximum long-term capital gain rates mentioned above. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a “passive foreign investment company.” Each Fund will report which portion of its dividends consists of qualified dividend income. In the event that at least 95% of a Fund’s gross income in a taxable year consists of qualified dividend income, then all of the Fund’s dividends with respect to such year will be qualified dividends income for individual shareholders who meet the holding period requirements.

Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his, her, or its basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange of shares will be disallowed to the extent the shares are replaced (including through reinvestment of dividends, if available) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such shares.

Backup Withholding

Dividends (including Capital Gain Dividends) and redemption proceeds paid to shareholders may be subject to withholding tax (“backup withholding”). Backup withholding will apply if (1) a shareholder fails to furnish its broker with the shareholder’s correct Social Security number or other taxpayer identification number, (2) the IRS notifies a shareholder or the broker that the shareholder has failed to properly report to the IRS certain interest and dividend income and to respond to notices to that effect, or (3) when required to do so, a shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 24%. Any amounts backup withheld may be credited against a shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from backup withholding and for reduced withholding tax rates under income tax treaties (see the next subsection), the investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) generally are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to net income or net realized gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is “effectively connected” (as defined in the Code) with a trade or business within the U.S. the shareholder conducts and (2) Capital Gain dividends paid to a nonresident alien individual who is physically present in the U.S. for no more than 182 days during the taxable year, generally will be subject to that withholding tax. Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders are exempt from that withholding tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the U.S. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

A Fund may opt not to report dividends as interest-related dividends or short-term capital gain dividends.

If a beneficial holder of shares who or that is a foreign person has a trade or business in the U.S., and dividends from a Fund are effectively connected with the holder’s conduct of that trade or business, the dividends will be subject to federal income taxation at regular income tax rates. Such a holder, however, is not, in general, subject to federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares or on Capital Gain Dividends unless the holder is described in clauses (1) or (2) in the preceding paragraph.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally is subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the U.S. must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Funds can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Funds or other applicable withholding agent, which may, in turn, report information to the IRS. Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide its broker with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Unrelated Business Taxable Income

Income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to such an entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if the Fund’s shares constitute “debt-financed property” (as defined in Code section 514(b)) in the hands of the shareholder.

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income,” from investments in certain REITs. Furthermore, any investment by a Fund in residual interests of a collateralized mortgage obligation that has elected to be treated as a real estate mortgage conduit (“REMIC”) can create complex tax consequences, especially if the Fund has state or local government or other tax-exempt shareholders.

Options, Futures, and Swaps

Regulated futures contracts, certain foreign currency contracts, and certain options (namely, “non-equity options” — i.e., certain listed options, such as those on a “broad-based” securities index — and dealer equity options) in which a Fund may invest may be “section 1256 contracts.”

Gains or losses on these contracts are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of a taxable year (and on certain other dates prescribed in the Code) are “marked-to-market,” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and swaps undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, swaps, and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund and defer or possibly prevent the recognition or use of certain losses by the Fund. The rules could, in turn, affect the amount, timing of recognition, or character of the income distributed to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements described above to maintain its qualification as a RIC and avoid a fund-level tax.

Foreign Investments

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require a Fund to recognize taxable income or gain without the concurrent receipt of cash.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of Qualifying Income.

Investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 35% or more. The U.S. has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Trust intends that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period for the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Constructive sale treatment does not generally apply to a Fund’s transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Master Limited Partnerships and Business Development Companies

A Fund may invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Funds expect that these MLPs will be treated as QPTPs (as described above). Accordingly, it is expected that the net income derived by a Fund from such investments will be Qualifying Income for purposes of the Income Requirement. If an MLP in which a Fund invests, however, does not qualify as a QPTP or otherwise is not treated as a corporation for federal income tax purposes, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a RIC.

As described above, a Fund must limit its investments in QPTPs to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its status as a RIC.

The MLPs in which the Funds may invest are expected to be treated as partnerships for federal income tax purposes, and therefore, the cash distributions received by a Fund from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by an MLP to a Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the distribution requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, a Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy those distribution requirements.

The Funds may also invest in BDCs or ETFs. BDCs and ETFs are generally treated as RICs for federal income tax purposes. Accordingly, income derived by the Funds from such investments will be Qualifying Income.

Equalization Accounting

Each Fund distributes its net investment income and net realized capital and foreign currency gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise taxes. A Fund may, on its federal income tax return, treat as a distribution the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed ICTI and net capital gain (“NCG”), respectively. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of ICTI and NCG that the Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income and excise taxes, and the amount of any undistributed ICTI or NCG will be reflected in the value of the Fund’s shares.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.

This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

FINANCIAL STATEMENTS

The financial statements of the Merger Arbitrage predecessor exchange traded fund and the Event-Driven predecessor exchange traded fund, which have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Form N-CSR, which includes the Annual Financial Statements and Additional Information of the Funds dated May 31, 2026.

The Arbitrage Funds and Water Island Capital, LLC

Proxy Voting Policies and Procedures

Investment advisers that have been delegated proxy voting discretion by their clients are required to adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of their clients. As with investment guidelines, clients may also provide investment advisers with specific proxy voting policies or guidelines. In such cases, advisers are required to consult with the client in situations where the guidelines may not be clear or if a conflict of interests arises. Water Island Capital, LLC (“WIC”), the investment adviser to The Arbitrage Funds (the “Funds,” each series thereof, a “Fund”), has adopted this policy to summarize WIC’s proxy voting policies and procedures, including those of the Funds.

General Policies and Proxy Voting Guidelines

WIC exercises proxy voting authority on behalf of clients who have delegated voting authority to the Firm. WIC’s policy is to vote proxies with the goal of maximizing the value of clients’ investments. Accordingly, WIC generally votes against any management proposals that WIC believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance. Generally, WIC will vote proxies in accordance with the following guidelines:

●	Business Operations – WIC generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that WIC believes will not typically have a significant effect on the value of the investment. Such proposals include:

o	name changes;
o	election of directors;
o	ratification of auditors;
o	maintenance of current levels of directors’ indemnification and liability;
o	increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and
o	employee stock purchase or ownership plans.

Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices.

●	Change in Status – Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

o	mergers, acquisitions, restructurings;

o	reincorporations; and
o	changes in capitalization.

●	Shareholder Democracy – WIC generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

o	increased indemnification protections for directors or officers;
o	certain supermajority requirements;
o	unequal voting rights;
o	classified boards;
o	cumulative voting;
o	authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest; and
o	changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

WIC generally supports proposals that maintain or expand shareholder democracy such as:

o	annual elections;
o	independent directors;
o	confidential voting; and
o	proposals that require shareholder approval for adoption or retention of “poison pills” or golden parachutes, elimination of cumulative voting or preemptive rights, and reclassification of company boards.

●	Compensation – WIC believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually. WIC considers the following factors when reviewing a compensation proposal:

o	whether the proposal would potentially dilute the value of outstanding shares;
o	whether the compensation plan has broad-based participation;
o	whether the compensation plan allows for the re-pricing of options; and
o	whether the proposal is excessive, creates conflicts of interests, or compromises independence.

WIC may deviate from the proxy voting guidelines stated above in certain situations, including but not limited to:

●	Sec. 12(d)(1)(F) Proportional Voting Requirements – If the Funds rely on the exemption provided by Sec. 12(d)(1)(F) to acquire securities of other investment companies in excess of the limits imposed by Section 12(d)(1)(A), WIC is required to vote such shares in the same proportion as the vote of all other holders of such securities (sometimes referred to as “echo voting” or “mirror voting”); and

●	Rule 12d1-4 Proportional Voting Requirements – Absent exclusions described in Rule 12d1-4 under the 1940 Act (e.g., a Fund and its acquired fund are in the same group of investment companies), if the Funds and their advisory group hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of the acquired fund, or hold more than 10% of the outstanding voting securities of an acquired fund that is a registered closed-end management investment company or business development company, each of those holders will be required to “echo vote” its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the acquired fund are required to vote securities of the acquired fund in the same proportion as the vote of all other holders of such securities, the Funds will seek instructions from the security holders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

WIC generally endeavors to vote the proxies it receives. However, WIC may abstain from voting in limited circumstances, including but not limited to:

●	Cost/Benefit Analysis – WIC may abstain from voting proxies in situations where it deems that abstaining is in the client’s best interests, such as when WIC believes that the cost of voting a proxy would exceed the expected benefit to the client. Examples include, but are not limited to:

o	proxies for securities that trade in countries that impose share blocking periods;
o	proxies for which it might be necessary to hire a power of attorney or translator or travel to a foreign country to vote in person; or
o	proxies for routine matters if the securities are on loan and WIC believes the income benefit exceeds the benefit of voting.

●	Other Circumstances – Other situations in which WIC may not vote proxies could include:

o	circumstances where a material conflict of interest exists (see below for WIC’s conflicts of interest policies);
o	circumstances where the vote would not reasonably be expected to have a material effect on the value of a client’s investment (e.g., WIC expects to sell the security in the near future or has already sold the security); or
o	instances where technical or administrative issues arise (e.g., WIC does not receive notice of a shareholder meeting or proxy voting materials in time to vote).

In all such cases, WIC is required to document the reason why proxies were not voted.

Conflicts of Interest

Conflicts of interest between an investment adviser and its clients may arise when the adviser exercises proxy voting authority. For example, a conflict would arise if the adviser manages the pension plan of a company whose management is soliciting proxies, or if a portfolio manager has business or personal relationships with an officer or director of a company.

In the event of a material conflict of interest, WIC will disclose the conflict to its clients and obtain their consent before voting a proxy according to WIC’s proxy voting policy (i.e., voting in the same manner as other client accounts), request that the client provide voting direction or engage another party to determine how the proxy should be voted, or abstain from voting.1

ERISA Clients – ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. If WIC determines that it has a conflict of interest with respect to the voting of proxies for ERISA clients, WIC will either seek the client’s informed direction or retain an independent third party to make a proxy voting recommendation.

Procedures

Receipt of Proxy Materials – WIC receives proxy materials from issuers, custodians, or broker/dealers through its proxy voting service provider (i.e., Broadridge Financial Solutions, Inc.’s ProxyEdge), via e-mail, or through the mail.

Voting Decisions – WIC’s Operations Department discusses each proxy with the portfolio manager responsible for the security, who is responsible for making a voting decision in accordance with WIC’s policy. Once a proxy voting decision has been made, the Operations Department casts the vote via ProxyEdge.

Conflicts of Interest – WIC employees who have a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must inform WIC’s CCO and recuse themselves from proxy voting decisions with respect to that issuer. Employees who know of a potential conflict of interest are likewise required to inform the CCO. If the CCO determines there is a potential material conflict of interest, the CCO may consult with the Co-Chief Investment Officers or outside legal counsel to determine whether to disclose the conflict to the client and seek consent to vote the proxy in the same manner as for other clients, obtain voting direction from the client or an independent third party, or abstain from voting. The CCO will document the steps taken to evidence that the proxy was voted or not voted in the best interest of clients. Such documentation will be maintained in accordance with recordkeeping requirements.

Required Records – WIC will maintain the following records in accordance with Rule 204-2(c)(2):

(i)	Copies of all proxy voting policies and procedures;

1 Alternatively, WIC may engage an independent third party to make a proxy voting recommendation.

(ii)	Copies of all proxy statements received. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a copy of a proxy statement (provided that WIC has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system;
(iii)	A record of each vote cast by WIC on behalf of a client. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a record of the vote cast (provided that WIC has obtained an undertaking from the third party to provide a copy of the record promptly upon request);
(iv)	A copy of any document created by WIC that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision;
(v)	A copy of each written client request for information on how WIC voted proxies, and a copy of any written response by WIC to any (written or oral) client request for information on how WIC voted proxies on behalf of the requesting client.

Information pertaining to proxy votes, including which votes were cast, the number of shares voted, and how they were voted is maintained through ProxyEdge. Any documents created by WIC that were material to making a proxy voting decision must be maintained by the investment team.

WIC will maintain (through ProxyEdge or by other means) the following information in connection with each proxy vote:

●	The issuer’s name;
●	The security’s ticker symbol or CUSIP, as applicable;
●	The shareholder meeting date;
●	A brief identification of the matter to be voted on;
●	Whether the matter was proposed by the Issuer or a security-holder;
●	Whether WIC cast a vote;
●	The number of shares voted (or instructed to be voted) by WIC for each client account as well as how those shares were voted (e.g., for or against a proposal, or abstain);[2] and
●	Whether WIC cast its vote with or against management.

In addition, for registered funds, WIC will also maintain (through ProxyEdge or by other means) the following additional information as required to meet Form N-PX reporting requirements:

●	Identification of the proxy voting matter to be voted on using the same language and order as on the issuer’s form of proxy, or “proxy card,” if a proxy card is available for a matter;
●	Categorization of each proxy voting matter by type; and
●	The number of shares that were loaned and not recalled to vote.

2 Information on how WIC voted proxies relating to shareholder advisory votes on executive compensation (or say-on-pay) matters including “golden parachute” compensation in connection with a merger or acquisition shall also be maintained in order to meet reporting requirements on Form N-PX as required by Rule 14Ad-1 under the Exchange Act.

Form N-PX - Rule 30b1-4 under the 1940 Act requires registered funds to file with the SEC an annual record of proxies voted on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each registered fund’s proxy voting record for the most recent twelve-month period ending June 30. WIC will provide all information necessary for parties (e.g., the fund’s administrator) responsible for filing Form N-PX to file each year by August 31. Information will be provided to such parties in the structured data language required by the SEC or as otherwise reasonably requested.

Disclosure of Policies and Procedures – WIC is required to describe its proxy voting policies and procedures to its clients and notify them of how they may obtain information regarding how WIC voted their proxies. WIC will provide a copy of these policies and procedures to any client upon request and will disclose on its Form ADV how clients can obtain information on how proxies were voted. The Funds will include the disclosure on proxy voting required by the SEC in their registration statement, and information on how the Funds voted proxies, if any, relating to portfolio securities for each 12-month period ended June 30 will be filed annually with the SEC on Form N-PX.

Client Requests for Voting Record – Clients may request information regarding how their proxies were voted. All requests should be forwarded to the CCO and Operations Department, who are responsible for responding in a prompt manner.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	(i)	Certificate of Trust and Agreement and Declaration of Trust — Incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A filed on February 15, 2000.
	(ii)	Written Instrument Designating and Establishing New Series — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A filed on September 28, 2010.

	(iii)	Written Instrument Designating and Establishing New Class — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A filed on May 31, 2012.

	(iv)	Written Instrument Designating and Establishing New Series — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

	(v)	Written Instrument Designating and Establishing New Class — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

	(vi)	Written Instrument Designating and Establishing New Series — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

	(vii)	Written Instrument Amending the Declaration of Trust — Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on September 30, 2021.

	(viii)	Written Instrument Abolishing Class C of Water Island Event-Driven Fund and Water Island Credit Opportunities Fund — Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on September 30, 2021.

	(ix)	Amended and Restated Agreement and Declaration of Trust – Incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 filed on June 22, 2026.

	(x)	Written Instrument Designating and Establishing New Series – Filed herewith.

(b)

Amended and Restated Bylaws dated August 20, 2015 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(c)		Instruments Defining Rights of Security Holders — Incorporated by reference to Agreement and Declaration of Trust and Bylaws.

(d)	(i)	Amended and Restated Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Fund) — Incorporated herein by reference to the Registrant’s

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Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A filed on September 30, 2008.

	(ii)	Investment Advisory Agreement with Water Island Capital, LLC (for Water Island Event-Driven Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A filed on September 28, 2010.

	(iii)	First Amendment to the Investment Advisory Agreement with Water Island Capital, LLC (for Water Island Diversified Event-Driven Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A filed on September 27, 2019.

	(iv)	Investment Advisory Agreement with Water Island Capital, LLC (for The Water Island Credit Opportunities Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on September 28, 2012.

	(v)	Fee Reduction Commitment with Water Island Capital, LLC for the Water Island Credit Opportunities Fund – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A filed on August 1, 2019.

	(vi)	Investment Advisory Agreement with Water Island Capital, LLC (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF) – Filed herewith.

(e)	(i)	Distribution Agreement with ALPS Distributors, Inc. dated April 16, 2018 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A filed on August 1, 2018.

	(ii)	Amendment 2 to the Distribution Agreement with ALPS Distributors, Inc. dated February 25, 2020 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A filed on September 30, 2020.

	(iii)	Amendment 3 to the Distribution Agreement with ALPS Distributors, Inc. dated May 28, 2020 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A filed on September 30, 2020.

	(iv)	ETF Distribution Agreement between Registrant and Foreside Financial Services, LLC (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF) – Filed herewith.

	(v)	Form of Authorized Participant Agreement (for Arbitrage Funds) – Filed herewith.

(f)		Bonus or Profit Sharing Contracts — Inapplicable.

(g)	(i)	Second Amended and Restated Master Custody Agreement dated September 24, 2026 and effective as of September 25, 2026 between Registrant and State Street Bank and Trust Company – Filed herewith.

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(h)	(i)	Administration Agreement dated September 24, 2026 and effective as of September 25, 2026 between Registrant and State Street Bank and Trust Company – Filed herewith.

	(ii)	Sublicense Agreement between Registrant and State Street Bank and Trust Company (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF) – Filed herewith.

	(iii)	Agency Agreement (for transfer agent and dividend disbursing services) with DST Systems, Inc. dated July 11, 2005 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on September 30, 2005.

	(iv)	Form of Amendment to Agency Agreement (for transfer agent and dividend disbursing services) with DST Systems, Inc. – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

	(v)	Transfer Agency and Service Agreement dated September 24, 2026 and effective September 25, 2026 between Registrant and State Street Bank and Trust Company – Filed herewith.

	(vi)	PFO Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on September 28, 2011.

	(xii)	Blue Sky Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on September 28, 2011.

	(xiii)	Amendment to PFO Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

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(ix)	Amendment to PFO Services Agreement with ALPS Fund Services, Inc. – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

(x)	Amendment to Blue Sky Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(xi)	Amendment to Blue Sky Services Agreement with ALPS Fund Services, Inc. – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

(xii)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC for The Arbitrage Fund dated April 3, 2017 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A filed on April 3, 2017.

(xiii)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC for Water Island Diversified Event Driven Fund dated April 3, 2017 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A filed on April 3, 2017.

(xiv)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC for the Water Island Credit Opportunities Fund dated June 21, 2018 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A filed on September 27, 2024.

(xv)	Administration Agreement with State Street Bank and Trust Company dated April 17, 2013 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(xvi)	Amendment to the Administration Agreement with State Street Bank and Trust Company dated July 9, 2015 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(xvii)	Amendment to the Administration Agreement with State Street Bank and Trust Company dated May 18, 2018 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A filed on August 1, 2018.

(xviii)	Blue Sky Services Agreement with Boston Financial Data Services, Inc. dated July 9, 2015 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(xix)	Fund CFO/Treasurer Agreement with Foreside Management Services, LLC dated July 9, 2015 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(xx)	Securities Lending Authorization Agreement with State Street Bank and Trust Company dated June 20, 2016 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

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(xxi)	Class Action Services Agreement with State Street Bank and Trust Company dated September 21, 2016 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

(xxii)	Fund of Fund Agreement between the Registrant and VanEck ETF Trust – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A filed on September 28, 2023.

(xxiii)	Form of Fund of Funds Agreement (for VanEck Acquired Funds) dated January 19, 2022 — Filed herewith.

(xxiv)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant and VanEck ETF Trust dated February 27, 2026 — Filed herewith.

(xxv)	Amendment No. 2 to the Fund of Fund Agreement between the Registrant and VanEck ETF Trust dated September 25, 2026 — Filed herewith.

(xxvi)	Fund of Fund Agreement between the Registrant and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A filed on September 28, 2023.

(xxvii)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust dated February 27, 2026 — Filed herewith.

(xxviii)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF) and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust dated February 27, 2026 — Filed herewith.

(xxix)	Amendment No. 2 to the Fund of Fund Agreement between the Registrant and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust — Filed herewith.

(xxx)	Fund of Fund Agreement between the Registrant and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A filed on September 28, 2023.

(xxxi)	Amended Schedule A to the Fund of Fund Agreement between the Registrant and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust dated September 25, 2026 — Filed herewith.

(xxxii)	Fund of Fund Agreement between the Registrant and The Select Sector SPDR Trust – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A filed on September 28, 2023.

(xxxiii)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant and The Select Sector SPDR Trust dated February 27, 2026 — Filed herewith.

(xxxiv)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF) and The Select Sector SPDR Trust dated February 27, 2026 — Filed herewith.

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	(xxxv)	Amendment No. 2 to the Fund of Fund Agreement between the Registrant and The Select Sector SPDR Trust — Filed herewith.

	(xxxvi)	Fund of Fund Agreement between the Registrant and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A filed on September 28, 2023.

	(xxxvii)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust dated February 27, 2026 — Filed herewith.

	(xxxviii)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF) SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust dated February 27, 2026 — Filed herewith.

	(xxxix)	Amendment No. 2 to the Fund of Fund Agreement between the Registrant and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust — Filed herewith.

	(xl)	Fund of Fund Agreement between the Registrant and John Hancock Variable Insurance Trust and John Hancock Funds II – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A filed on September 28, 2023.

	(xli)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant and John Hancock Variable Insurance Trust and John Hancock Funds II dated February 19, 2026 — Filed herewith.

	(xlii)	Fund of Fund Agreement between the Registrant and GPS Funds II – Filed herewith.

	(xliii)	Amendment to Fund of Fund Agreement between the Registrant and NYLI ETF Trust – Filed herewith.

	(xliv)	Amendment to Fund of Fund Agreement between the Registrant and NYLI VP Funds Trust – Filed herewith.

(i)		Opinion of counsel — Filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm — Filed herewith.

(k)		Omitted Financial Statements — Inapplicable.

(l)		Initial Capital Agreement — Incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on June 1, 2000.

(m)	(i)	Amended and Restated Shareholder Services and Distribution Plan dated June 1, 2014 –Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A filed on October 3, 2022.

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	(ii)	Appendix A to the Amended and Restated Shareholder Services and Distribution Plan – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

	(iii)	Amended Plan Pursuant to Rule 12b-1 with respect to shares of the Registrant (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF) — Filed herewith.
(n)		Amended and Restated Rule 18f-3 Plan dated August 24, 2021 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on September 30, 2021.

(o)		Reserved

(p)	(i)	Code of Ethics of the Registrant, as amended August 2021 — Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on September 30, 2021.

	(ii)	Code of Ethics of ALPS Distributors, Inc., as amended July 1, 2017 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A filed on August 1, 2018.

	(iii)	Code of Ethics of Water Island Capital, LLC, as amended March 30, 2026 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A filed on June 24, 2026.

(Other)	(i)	Power of Attorney for John C. Alvarado — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A filed on September 27, 2019.

	(ii)	Power of Attorney for Robert P. Herrmann — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A filed on September 27, 2019.

	(iii)	Power of Attorney for Stephen R. Byers — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A filed on September 27, 2019.

	(iv)	Power of Attorney for Francis X. Tracy — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A filed on September 27, 2019.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification.

Reference is made to Article V of the Registrant’s Amended and Restated Agreement and Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions of the Registrant’s Agreement and Declaration of Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in

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the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Water Island Capital, LLC (the “Adviser”). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Each Investment Advisory Agreement with the Adviser provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may, from time to time, be sustained in the purchase, holding or sale of any security.

The Distribution Agreement with ALPS Distributors, Inc. (“ALPS”), as amended (the “Agreement”) provides that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard by ALPS in the performance of its duties, obligations, or responsibilities set forth in the Agreement, ALPS and its affiliates, including their respective officers, directors, agents, and employees, will not be liable for, and the Funds agree to indemnify, defend and hold harmless such persons from, all taxes, charges, expenses, assessments, claims, and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements and liabilities arising under applicable federal and state laws) arising directly or indirectly from the following: (i) the inaccuracy of factual information furnished to ALPS by an officer of the Funds or an officer of the Funds’ investment adviser, custodians, or other service providers (excluding for this purpose ALPS or any of its affiliates); (ii) any untrue statement of a material fact or omission of a material fact required to be stated or necessary in order to make the statements not misleading under the Securities Act of 1933, the Investment Company Act of 1940, or any other statute or the common law, in any registration statement, prospectus, statement of additional information, shareholder report, or other information filed or made public by the Funds (as amended from time to time), except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished to the Funds by or on behalf of ALPS; (iii) any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates; (iv) ALPS’ reliance on any instruction, direction, notice, instrument or other information provided by the Funds or the Funds’ investment adviser or custodian or any authorized third party on behalf of the Funds that ALPS reasonably believes to be genuine; or (v) any other action or omission to act which ALPS takes in connection with the provision of services to the Funds.

The Distribution Agreement with Foreside Financial Services, LLC (“Foreside”) (the “Agreement”) with respect to the AltShares Merger Arbitrage ETF and the AltShares Event-Driven ETF provides that Foreside Financial Services, to indemnify and hold harmless the Trust and each of its Trustees and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its Trustees and officers and its controlling persons are collectively referred to as the “Trust Indemnitees”) against any Losses arising out of or based upon (i) the allegation of any wrongful act of Foreside or any of its directors, officers, employees or affiliates in connection with its activities as Distributor pursuant to this Agreement; (ii) the breach of any obligation, representation or warranty contained in this Agreement by Foreside; (iii) Foreside’s failure to comply in any material respect with applicable securities laws, including applicable FINRA regulations; or (iv) any allegation that the Registration Statement, Prospectus, shareholder reports, any information or materials relating to the Funds (as described in section 3(g)) or other information filed by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material

8

fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust, in writing, by Foreside for use in such Registration Statement, Prospectus, shareholder report,  information or materials relating to the Funds (as described in section 3(g)) or other information filed by the Trust (as from time to time amended).

In no case (i) is the indemnification provided by an indemnifying party to be deemed to protect against any liability the indemnified party would otherwise be subject to by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the indemnifying party to be liable under this Section with respect to any claim made against any indemnified party unless the indemnified party notifies the indemnifying party in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of service on any designated agent).

Notwithstanding the foregoing, failure to notify the indemnifying party of any claim shall not relieve the indemnifying party from any liability that it may have to the indemnified party against whom such action is brought, on account of this Section, unless failure or delay to so notify the indemnifying party prejudices the indemnifying party’s ability to defend against such claim. The indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the indemnifying party elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party. In the event that indemnifying party elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by them. If the indemnifying party does not elect to assume the defense of any suit, it will reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by them. The indemnifying party agrees to notify the indemnified party promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the purchase or redemption of any of the Creation Units or the Shares.

Item 31.	Business and Other Connections of the Investment Adviser.

Inapplicable.

Item 32.	Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

Aberdeen Income Credit Strategies Fund

abrdn ETFs

abrdn Funds

abrdn Global Dynamic Dividend Fund

abrdn Global Premier Properties Fund

abrdn Income Credit Strategies Fund

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Arrowmark Financial Corp.

9

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bridge Builder Trust

Cambria ETF Trust

CION Ares Diversified Credit Fund

CION Grosvenor Infrastructure Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

Columbia Seligman Premium Technology Growth Fund, Inc.

CRM Mutual Fund Trust

DBX ETF Trust

Diameter Dynamic Credit Fund

Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust

EA Series Trust (Cambria Series)

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS Credit Opportunities Corp.

FS MVP Private Markets Fund

Gemcorp Commodities Alternative Products Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

Investment Managers Series Trust II (AXS-Advised Funds)

Investment Managers Series Trust II (Alternative Access-Advised Fund)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

New York Life Investments Active ETF Trust

New York Life Investments ETF Trust

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

State Street® SPDR® Dow Jones® Industrial Average℠ ETF Trust

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State Street® SPDR® S&P 500® ETF Trust

State Street® SPDR® S&P MIDCAP 400® ETF Trust

Sphinx Opportunity Fund II

Sprott Funds Trust

The Arbitrage Funds

Themes ETF Trust

Tidal Trust II (Cambria Series)

Thornburg ETF Trust

Thornburg Investment Trust (Thornburg American Opportunities Fund ETF Class Shares and Thornburg Focus Growth Fund ETF Class Shares)

Thrivent ETF Trust

Trust for Professional Managers (PT Asset Management Series)

USCF ETF Trust

USVC Venture Capital Access Fund

Valkyrie ETF Trust II

Wasatch Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

Foreside Financial Services, LLC serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	AAMA Equity Fund, Series of Asset Management Fund
4.	AAMA Income Fund, Series of Asset Management Fund
5.	Adams Street Private Equity Navigator Fund LLC
6.	Adams Street Venture & Growth Fund
7.	Advisers Investment Trust
8.	AG Twin Brook Capital Income Fund
9.	Align Alternative Access Fund
10.	AltShares Trust
11.	American Beacon AHL Trend ETF, Series of American Beacon Select Funds
12.	American Beacon GLG Natural Resources ETF, American Beacon Select Funds
13.	American Beacon Ionic Inflation Protection ETF, American Beacon Select Funds
14.	Aristotle Funds Series Trust
15.	Aristotle Pacific Enhanced CLO Income Fund
16.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
17.	Bow River Capital Evergreen Fund
18.	Connetic Venture Capital Access Fund
19.	Constitution Capital Access Fund, LLC
20.	Datum One Series Trust
21.	Diamond Hill Funds
22.	Diamond Hill Securitized Credit Fund
23.	Driehaus Mutual Funds
24.	EntrepreneurShares Series Trust
25.	FMI Funds, Inc.
26.	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
27.	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)
28.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
29.	Inspire 500 ETF, Series of Northern Lights Fund Trust IV
30.	Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV
31.	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV
32.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
33.	Inspire International ETF, Series of Northern Lights Fund Trust IV

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34.	Inspire Growth ETF, Series of Northern Lights Fund Trust IV
35.	Inspire Small/Mid Cap ETF, Series of Northern Lights Fund Trust IV
36.	Inspire Capital Appreciation ETF, Series of the Northern Lights Fund Trust IV
37.	LifeX 2035 Income Bucket ETF, Series of Stone Ridge Trust
38.	LifeX 2050 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
39.	LifeX 2050 Longevity Income ETF, Series of Stone Ridge Trust
40.	LifeX 2055 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
41.	LifeX 2055 Longevity Income ETF, Series of Stone Ridge Trust
42.	LifeX 2060 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
43.	LifeX 2060 Longevity Income ETF, Series of Stone Ridge Trust
44.	LifeX 2065 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
45.	LifeX 2065 Longevity Income ETF, Series of Stone Ridge Trust
46.	LifeX Durable Income ETF, Series of Stone Ridge Trust
47.	Nomura Energy Transition ETF, Series of Nomura ETF Trust
48.	Nomura Focused Emerging Markets Equity ETF, Series of Nomura ETF Trust
49.	Nomura Focused International Core ETF, Series of Nomura ETF Trust
50.	Nomura Focused Large Growth ETF, Series of Nomura ETF Trust
51.	Nomura Global Listed Infrastructure ETF, Series of Nomura ETF Trust
52.	Nomura National High-Yield Municipal Bond ETF, Series of Nomura ETF Trust
53.	Nomura Tax-Free USA ETF, Series of Nomura ETF Trust
54.	Nomura Tax-Free USA Short Term ETF, Series of Nomura ETF Trust
55.	Nomura Transformational Technologies ETF, Series of Nomura ETF Trust
56.	Man ETF Series Trust
57.	Meketa Infrastructure Fund
58.	Nomura Alternative Income Fund
59.	Praxis Mutual Funds
60.	Primark Meketa Private Equity Investments Fund
61.	SA Funds – Investment Trust
62.	Sequoia Fund, Inc.
63.	Simplify Exchange Traded Funds
64.	Siren ETF Trust
65.	Stone Ridge Alternative Lending Risk Premium Fund, Series of Stone Ridge Trust V
66.	Stone Ridge Art Risk Premium Fund, Series of Stone Ridge Trust VIII
67.	Stone Ridge Reinsurance Risk Premium Interval Fund, Series of Stone Ridge Trust II
68.	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
69.	TCG Strategic Income Fund
70.	TCW ETF Trust
71.	VegaShares ETF Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None

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Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

The following are the Officers and Manager of Foreside Financial Services, LLC, the Registrant’s underwriter. Foreside Financial Services, LLC’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None

Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Jennifer A. Brunner	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None

Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None

Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) During the Registrant’s most recent fiscal year, ALPS and Foreside Financial Services, LLC did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.

Item 33.	Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant in its offices located at 104 Fifth Avenue, 9th Floor, New York, New York 10011, or at the offices of the Registrant’s transfer agent located at 1055 Broadway, Kansas City, MO 64105, or at the offices of the Registrant’s custodian located at State Street, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016.

Item 34.	Management Services.

13

Inapplicable.

Item 35.	Undertakings.

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 25th day of September, 2026.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John S. Orrico	President and Chairman of the Board of Trustees	September 25, 2026
John S. Orrico

/s/ Jonathon Hickey	Chief Financial Officer	September 25, 2026
Jonathon Hickey

/s/ John C. Alvarado*	Trustee	September 25, 2026
John C. Alvarado

/s/ Robert P. Herrmann*	Trustee	September 25, 2026
Robert P. Herrmann

/s/ Stephen R. Byers*	Trustee	September 25, 2026
Stephen R. Byers

/s/ Francis X. Tracy*	Trustee	September 25, 2026
Francis X. Tracy

By:	/s/ John S. Orrico
John S. Orrico
Attorney-in-fact
September 25, 2026

* Pursuant to Powers of Attorney incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A filed on September 27, 2019.

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EXHIBIT INDEX

Exhibit No.	Description

(a)(x)	Written Instrument Designating and Establishing New Series

(d)(vi)	Investment Advisory Agreement with Water Island Capital, LLC (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF)

(e)(iv)	ETF Distribution Agreement between Registrant and Foreside Financial Services, LLC (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF)

(e)(v)	Form of Authorized Participant Agreement (for Arbitrage Funds)

(g)(i)	Second Amended and Restated Master Custody Agreement dated September 24, 2026 and effective as of September 25, 2026 between Registrant and State Street Bank and Trust Company

(h)(i)	Administration Agreement dated September 24, 2026 and effective as of September 25, 2026, between Registrant and State Street Bank and Trust Company

(h)(ii)	Sublicense Agreement between Registrant and State Street Bank and Trust Company (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF)

(h)(v)	Transfer Agency and Service Agreement dated September 24, 2026 and effective September 25, 2026 between Registrant and State Street Bank and Trust Company

(h)(xxiii)	Form of Fund of Funds Agreement (for VanEck Acquired Funds) dated January 19, 2022

(h)(xxiv)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant and VanEck ETF Trust dated February 27, 2026

(h)(xxv)	Amendment No. 2 to the Fund of Fund Agreement between the Registrant and VanEck ETF Trust dated September 25, 2026

(h)(xxvii)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust dated February 27, 2026

(h)(xxviii)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF) and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust dated February 27, 2026

(h)(xxix)	Amendment No. 2 to the Fund of Fund Agreement between the Registrant and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust

(h)(xxxi)	Amended Schedule A to the Fund of Fund Agreement between the Registrant and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust dated September 25, 2026

16

(h)(xxxiii)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant and The Select Sector SPDR Trust dated February 27, 2026

(h)(xxxiv)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF) and The Select Sector SPDR Trust dated February 27, 2026

(h)(xxxv)	Amendment No. 2 to the Fund of Fund Agreement between the Registrant and The Select Sector SPDR Trust

(h)(xxxvii)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust dated February 27, 2026

(h)(xxxviii)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF) SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust dated February 27, 2026

(h)(xxxix)	Amendment No. 2 to the Fund of Fund Agreement between the Registrant and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust

(h)(xli)	Amendment No. 1 to the Fund of Fund Agreement between the Registrant and John Hancock Variable Insurance Trust and John Hancock Funds II dated February 19, 2026

(h)(xlii)	Fund of Fund Agreement between the Registrant and GPS Funds II

(h)(xliii)	Amendment to Fund of Fund Agreement between the Registrant and NYLI ETF Trust

(h)(xliv)	Amendment to Fund of Fund Agreement between the Registrant and NYLI VP Funds Trust

(i)	Opinion of counsel

(j)	Consent of Independent Registered Public Accounting Firm

(m)(iii)	Amended Plan Pursuant to Rule 12b-1 with respect to shares of the Registrant (for AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF)

EX-101.INS XBRL Instance Document

EX-101.SCH XBRL Taxonomy Extension Schema Document

EX-101.DEF XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase

EX-101.CAL XBRL Taxonomy Extension Calculation Linkbase Document

17